UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Asset Allocation Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Asset Allocation Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (01/01/89)	-2.17	13.75	2.42	1.56
Class B (06/01/00)	-2.18	13.61	2.29	1.40
S&P 500® Index	-6.65	14.43	-0.79	-1.59
Barclays Capital Aggregate Bond Index	5.33	9.50	5.54	6.47

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	11.08	10.84
Class B	11.02	10.78

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.25

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	978.30	1,020.83	3.92	4.01	0.80
Class B	1,000.00	1,000.00	978.20	1,020.08	4.66	4.76	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—52.6%
Consumer Discretionary—6.8%
Auto Components—0.6%
Autoliv, Inc. (a)	3,660	$175,131
BorgWarner, Inc. (a)	2,185	81,588
Bridgestone Corp.	11,800	187,068
Cooper Tire & Rubber Co.	2,230	43,485
Dana Holding Corp. (a)	1,800	18,000
Goodyear Tire & Rubber Co. (a)	1,850	18,389
Hyundai Mobis	862	144,365
Lear Corp. (a)	235	15,557
		683,583
Automobiles—0.3%
Daimler AG, Registered Shares (a)	4,234	214,398
Harley-Davidson, Inc.	1,100	24,453
Suzuki Motor Corp.	7,100	139,392
		378,243
Distributors—0.1%
CFAO SA	2,523	67,960
Diversified Consumer Services—0.1%
Capella Education Co. (a)	180	14,643
DeVry, Inc.	270	14,172
Grand Canyon Education, Inc. (a)	1,595	37,371
Regis Corp.	600	9,342
		75,528
Hotels, Restaurants & Leisure—1.3%
Bally Technologies, Inc. (a)	510	16,519
Benihana, Inc., Class A (a)	1,100	6,512
BJ's Restaurants, Inc. (a)	820	19,352
Bob Evans Farms, Inc.	390	9,602
California Pizza Kitchen, Inc. (a)	750	11,363
Carnival Corp.	5,000	151,200
Carnival PLC	3,598	115,324
CEC Entertainment, Inc. (a)	220	7,757
Chipotle Mexican Grill, Inc. (a)	200	27,362
Ctrip.com International Ltd., ADR (a)	4,300	161,508
International Game Technology	2,388	37,492
Jack in the Box, Inc. (a)	330	6,419
Las Vegas Sands Corp. (a)	8,100	179,334
McDonald's Corp.	4,282	282,055
Red Robin Gourmet Burgers, Inc. (a)	370	6,349
Royal Caribbean Cruises Ltd. (a)	1,960	44,629
Starbucks Corp.	9,740	236,682
Starwood Hotels & Resorts Worldwide, Inc.	2,803	116,128
WMS Industries, Inc. (a)	485	19,036
		1,454,623
Household Durables—0.3%
American Greetings Corp., Class A	360	6,753
Cavco Industries, Inc. (a)	232	8,162
CSS Industries, Inc.	430	7,095
D.R. Horton, Inc.	2,525	24,821
Newell Rubbermaid, Inc.	8,400	122,976

	Shares	Value
Stanley Black & Decker, Inc.	675	$34,101
Tempur-Pedic International, Inc. (a)	2,760	84,870
		288,778
Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)	1,510	164,983
Blue Nile, Inc. (a)	240	11,299
NetFlix, Inc. (a)	325	35,311
Priceline.com, Inc. (a)	100	17,654
Rakuten, Inc.	101	72,941
		302,188
Leisure Equipment & Products—0.0%
Hasbro, Inc.	650	26,715
JAKKS Pacific, Inc. (a)	580	8,340
		35,055
Media—0.4%
DISH Network Corp., Class A	1,300	23,595
Entercom Communications Corp., Class A (a)	1,082	9,543
Gannett Co., Inc.	1,850	24,901
Imax Corp. (a)	785	11,461
Knology, Inc. (a)	746	8,154
Lamar Advertising Co., Class A (a)	660	16,183
McGraw-Hill Companies, Inc.	755	21,246
Reed Elsevier NV	22,087	243,656
Scholastic Corp.	340	8,201
Viacom, Inc., Class B	4,130	129,558
		496,498
Multiline Retail—0.8%
Big Lots, Inc. (a)	1,480	47,493
Dollar General Corp. (a)	5,094	140,340
J.C. Penney Co., Inc.	5,500	118,140
Target Corp.	12,850	631,834
		937,807
Specialty Retail—1.9%
Advance Auto Parts, Inc.	685	34,373
America's Car-Mart, Inc. (a)	336	7,604
Best Buy Co., Inc.	5,600	189,616
Christopher & Banks Corp.	1,080	6,685
Dick's Sporting Goods, Inc. (a)	3,840	95,577
Esprit Holdings Ltd.	34,600	187,031
Finish Line, Inc., Class A	620	8,637
Foot Locker, Inc.	3,150	39,753
GameStop Corp., Class A (a)	7,390	138,858
hhgregg, Inc. (a)	500	11,660
Jo-Ann Stores, Inc. (a)	380	14,254
Ltd. Brands, Inc.	5,080	112,115
Lowe's Companies, Inc.	27,950	570,739
Men's Wearhouse, Inc.	468	8,592
O'Reilly Automotive, Inc. (a)	5,253	249,833
OfficeMax, Inc. (a)	710	9,273
Pacific Sunwear of California, Inc. (a)	3,704	11,853
Pier 1 Imports, Inc. (a)	1,965	12,596
Rent-A-Center, Inc. (a)	719	14,567
Shoe Carnival, Inc. (a)	421	8,635

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
TJX Companies, Inc.	7,710	$323,434
Ulta Salon Cosmetics & Fragrance, Inc. (a)	765	18,100
Urban Outfitters, Inc. (a)	1,015	34,906
Vitamin Shoppe, Inc. (a)	540	13,851
		2,122,542
Textiles, Apparel & Luxury Goods—0.7%
Coach, Inc.	485	17,727
CROCS, Inc. (a)	2,165	22,906
Deckers Outdoor Corp. (a)	90	12,858
G-III Apparel Group Ltd. (a)	535	12,246
Hanesbrands, Inc. (a)	1,570	37,774
Jones Apparel Group, Inc.	850	13,473
Lululemon Athletica, Inc. (a)	4,600	171,212
LVMH Moet Hennessy Louis Vuitton SA	1,458	158,816
Movado Group, Inc. (a)	650	6,942
NIKE, Inc., Class B	3,400	229,670
Swatch Group AG	472	132,095
Warnaco Group, Inc. (a)	775	28,008
Wolverine World Wide, Inc.	230	5,801
		849,528
Consumer Staples—3.6%
Beverages—0.6%
Diageo PLC, ADR	5,408	339,298
Dr. Pepper Snapple Group, Inc.	3,720	139,091
PepsiCo, Inc.	3,150	191,992
		670,381
Food & Staples Retailing—0.4%
Ruddick Corp.	350	10,846
Spartan Stores, Inc.	518	7,107
Wal-Mart Stores, Inc.	6,540	314,378
Whole Foods Market, Inc. (a)	2,800	100,856
		433,187
Food Products—1.0%
Fresh Del Monte Produce, Inc. (a)	739	14,957
General Mills, Inc.	10,500	372,960
H.J. Heinz Co.	785	33,928
Hershey Co.	3,010	144,269
J.M. Smucker Co.	4,100	246,902
Mead Johnson Nutrition Co., Class A	1,970	98,737
Nestle SA, Registered Shares	5,934	286,315
		1,198,068
Household Products—0.5%
Clorox Co.	950	59,052
Procter & Gamble Co.	6,480	388,671
Reckitt Benckiser Group PLC	2,993	138,446
		586,169
Personal Products—0.2%
Avon Products, Inc.	2,055	54,458
Elizabeth Arden, Inc. (a)	640	9,293

	Shares	Value
Estée Lauder Companies, Inc., Class A	2,215	$123,442
Herbalife Ltd.	665	30,623
		217,816
Tobacco—0.9%
Japan Tobacco, Inc.	119	369,952
Lorillard, Inc.	365	26,272
Philip Morris International, Inc.	13,639	625,212
		1,021,436
Energy—5.9%
Energy Equipment & Services—1.3%
Baker Hughes, Inc.	3,460	143,832
Cameron International Corp. (a)	3,718	120,909
CARBO Ceramics, Inc.	632	45,624
Complete Production Services, Inc. (a)	3,179	45,460
Core Laboratories N.V.	255	37,641
Dawson Geophysical Co. (a)	270	5,743
Dresser-Rand Group, Inc. (a)	850	26,817
Dril-Quip, Inc. (a)	885	38,958
Ensco International PLC, ADR	750	29,460
FMC Technologies, Inc. (a)	370	19,484
Gulf Island Fabrication, Inc.	490	7,605
Halliburton Co.	9,470	232,488
Helmerich & Payne, Inc.	636	23,227
John Wood Group PLC	25,397	118,092
Key Energy Services, Inc. (a)	3,986	36,591
Lufkin Industries, Inc.	82	3,197
Matrix Service Co. (a)	650	6,052
Nabors Industries Ltd. (a)	8,542	150,510
Noble Corp. (a)	1,125	34,774
Oceaneering International, Inc. (a)	415	18,634
Patterson-UTI Energy, Inc.	1,954	25,148
Pioneer Drilling Co. (a)	831	4,712
Pride International, Inc. (a)	1,650	36,861
Schlumberger Ltd.	3,507	194,077
Seadrill Ltd.	892	16,306
Superior Well Services, Inc. (a)	840	14,045
T-3 Energy Services, Inc. (a)	330	9,207
TGC Industries, Inc. (a)	1,016	3,078
Tidewater, Inc.	210	8,131
Union Drilling, Inc. (a)	1,295	7,135
Weatherford International Ltd. (a)	1,285	16,885
		1,480,683
Oil, Gas & Consumable Fuels—4.6%
Alpha Natural Resources, Inc. (a)	764	25,877
Apache Corp.	4,445	374,225
Atlas Energy, Inc. (a)	844	22,847
Berry Petroleum Co., Class A	280	7,202
BG Group PLC	16,495	244,177
Bill Barrett Corp. (a)	1,532	47,140
Brigham Exploration Co. (a)	3,541	54,461
Cabot Oil & Gas Corp.	3,805	119,173
Cairn Energy PLC (a)	29,841	182,573

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Canadian Natural Resources Ltd.	1,988	$66,061
Carrizo Oil & Gas, Inc. (a)	1,135	17,627
Chevron Corp.	17,080	1,159,049
Clean Energy Fuels Corp. (a)	879	13,132
Comstock Resources, Inc. (a)	972	26,944
Concho Resources, Inc. (a)	985	54,500
ConocoPhillips	1,266	62,148
Continental Resources, Inc. (a)	2,720	121,366
Denbury Resources, Inc. (a)	1,185	17,348
Devon Energy Corp.	847	51,599
Energy XXI Bermuda Ltd. (a)	1,125	17,753
EOG Resources, Inc.	2,409	236,973
EXCO Resources, Inc.	1,203	17,576
Exxon Mobil Corp.	1,059	60,437
Forest Oil Corp. (a)	2,498	68,345
Frontier Oil Corp.	2,446	32,899
General Maritime Corp.	3,502	21,152
Green Plains Renewable Energy, Inc. (a)	2,127	21,738
Hess Corp.	305	15,354
Holly Corp.	270	7,177
International Coal Group, Inc. (a)	1,360	5,236
Karoon Gas Australia Ltd. (a)	10,612	52,721
Miller Petroleum, Inc. (a)	1,286	7,407
Newfield Exploration Co. (a)	1,778	86,873
Noble Energy, Inc.	423	25,520
Northern Oil & Gas, Inc. (a)	2,967	38,096
Occidental Petroleum Corp.	13,993	1,079,560
Oilsands Quest, Inc. (a)	8,166	4,981
Overseas Shipholding Group, Inc.	804	29,780
Peabody Energy Corp.	1,377	53,882
PetroHawk Energy Corp. (a)	1,698	28,815
Petroleum Development Corp. (a)	428	10,965
Pioneer Natural Resources Co.	1,060	63,017
Plains Exploration & Production Co. (a)	805	16,591
Quicksilver Resources, Inc. (a)	1,624	17,864
SandRidge Energy, Inc. (a)	2,429	14,161
Southwestern Energy Co. (a)	1,801	69,591
Spectra Energy Corp.	2,050	41,143
Stone Energy Corp. (a)	599	6,685
Suncor Energy, Inc.	1,983	58,380
Swift Energy Co. (a)	440	11,840
Talisman Energy, Inc.	1,211	18,383
Tesoro Corp.	2,096	24,460
Total SA, ADR	507	22,632
Whiting Petroleum Corp. (a)	631	49,483
Williams Companies, Inc.	8,425	154,009
World Fuel Services Corp.	970	25,162
		5,184,090
Financials—8.2%
Capital Markets—0.9%
Affiliated Managers Group, Inc. (a)	980	59,555
Credit Suisse Group AG, Registered Shares	4,466	167,849

	Shares	Value
Federated Investors, Inc., Class B	253	$5,240
Franklin Resources, Inc.	2,160	186,170
GFI Group, Inc.	1,176	6,562
Goldman Sachs Group, Inc.	1,000	131,270
Greenhill & Co., Inc.	650	39,734
International Assets Holding Corp. (a)	430	6,880
Investment Technology Group, Inc. (a)	755	12,125
Janus Capital Group, Inc.	3,395	30,148
Knight Capital Group, Inc., Class A (a)	1,040	14,342
Mass Financial Corp., Class A (a)	946	8,703
Morgan Stanley	7,990	185,448
optionsXpress Holdings, Inc. (a)	580	9,129
Piper Jaffray Companies, Inc. (a)	300	9,666
Raymond James Financial, Inc.	1,150	28,394
T. Rowe Price Group, Inc.	2,845	126,290
TD Ameritrade Holding Corp. (a)	3,415	52,249
		1,079,754
Commercial Banks—2.7%
Ameris Bancorp (a)	335	3,236
BancFirst Corp.	262	9,560
Banco Santander Brasil SA, ADR	12,381	127,896
BancTrust Financial Group, Inc. (a)	750	2,775
BB&T Corp.	4,300	113,133
Bryn Mawr Bank Corp.	568	9,531
Chemical Financial Corp.	670	14,593
City National Corp.	675	34,580
Columbia Banking System, Inc.	589	10,755
Comerica, Inc.	1,375	50,641
Community Trust Bancorp, Inc.	416	10,442
Cullen/Frost Bankers, Inc.	837	43,022
East West Bancorp, Inc.	660	10,065
Fifth Third Bancorp.	25,020	307,496
First Citizens BancShares, Inc., Class A	93	17,887
First Commonwealth Financial Corp.	2,368	12,432
First Financial Corp. Indiana	499	12,879
First National Bank of Alaska	6	11,082
Huntington Bancshares, Inc.	6,300	34,902
Investors Bancorp, Inc. (a)	704	9,236
Merchants Bancshares, Inc.	435	9,666
Mitsubishi UFJ Financial Group, Inc.	54,000	244,791
National Bank of Greece SA (a)	4,937	53,794
Northfield Bancorp, Inc.	672	8,723
Northrim BanCorp, Inc.	531	8,220
PNC Financial Services Group, Inc.	7,265	410,472
PrivateBancorp, Inc.	985	10,914
Signature Bank (a)	620	23,566
Societe Generale	3,178	129,277
SVB Financial Group (a)	1,458	60,113
TCF Financial Corp.	2,120	35,213
U.S. Bancorp	20,393	455,784

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Wells Fargo & Co.	25,674	$657,254
West Coast Bancorp	2,569	6,551
Whitney Holding Corp.	530	4,903
Zions Bancorporation	3,050	65,788
		3,031,172
Consumer Finance—0.9%
American Express Co.	20,750	823,775
Cash America International, Inc.	440	15,079
Discover Financial Services	6,276	87,738
Ezcorp, Inc., Class A (a)	740	13,727
Shriram Transport Finance Co. Ltd.	9,190	113,591
		1,053,910
Diversified Financial Services—0.8%
IntercontinentalExchange, Inc. (a)	1,735	196,107
JPMorgan Chase & Co.	19,806	725,098
Medallion Financial Corp.	752	4,963
MSCI, Inc., Class A (a)	705	19,317
Pico Holdings, Inc. (a)	190	5,694
Portfolio Recovery Associates, Inc. (a)	215	14,358
		965,537
Insurance—1.7%
ACE Ltd.	8,100	416,988
Allied World Assurance Holdings Ltd.	180	8,168
American Safety Insurance Holdings Ltd. (a)	630	9,904
Argo Group International Holdings Ltd.	410	12,542
Assured Guaranty Ltd.	2,150	28,530
Axis Capital Holdings Ltd.	6,300	187,236
Baldwin & Lyons, Inc., Class B	420	8,824
Catlin Group Ltd.	15,734	81,883
CNA Surety Corp. (a)	750	12,053
eHealth, Inc. (a)	832	9,460
EMC Insurance Group, Inc.	466	10,219
FBL Financial Group, Inc., Class A	490	10,290
First Mercury Financial Corp.	821	8,686
Genworth Financial, Inc., Class A (a)	3,150	41,170
Hanover Insurance Group, Inc.	160	6,960
Harleysville Group, Inc.	250	7,758
Horace Mann Educators Corp.	960	14,688
Lincoln National Corp.	2,329	56,571
National Western Life Insurance Co., Class A	47	7,180
Navigators Group, Inc. (a)	356	14,642
Prudential Financial, Inc.	10,894	584,572
Prudential PLC	13,467	100,937
Reinsurance Group of America, Inc.	975	44,567
RLI Corp.	154	8,087
Safety Insurance Group, Inc.	420	15,548
Stewart Information Services Corp.	620	5,592
United America Indemnity Ltd., Class A (a)	2,627	19,335
United Fire & Casualty Co.	769	15,242

	Shares	Value
Unum Group	5,960	$129,332
XL Group PLC	1,200	19,212
		1,896,176
Real Estate Investment Trusts (REITs)—0.7%
Alexandria Real Estate Equities, Inc.	600	38,022
Boston Properties, Inc.	600	42,804
DCT Industrial Trust, Inc.	2,468	11,155
DiamondRock Hospitality Co. (a)	1,506	12,379
Digital Realty Trust, Inc.	455	26,244
Equity Residential Property Trust	4,325	180,093
FelCor Lodging Trust, Inc. (a)	2,151	10,734
Franklin Street Properties Corp.	808	9,543
Getty Realty Corp.	360	8,068
Host Hotels & Resorts, Inc.	2,203	29,696
National Health Investors, Inc.	336	12,956
Nationwide Health Properties, Inc.	505	18,064
Plum Creek Timber Co., Inc.	575	19,855
Potlatch Corp.	420	15,007
ProLogis	1,900	19,247
Rayonier, Inc.	4,650	204,693
Starwood Property Trust, Inc.	750	12,713
Sunstone Hotel Investors, Inc. (a)	881	8,748
Tanger Factory Outlet Centers	355	14,690
Taubman Centers, Inc.	700	26,341
Terreno Realty Corp. (a)	440	7,792
Universal Health Realty Income Trust	330	10,603
Urstadt Biddle Properties, Inc., Class A	610	9,839
Vornado Realty Trust	259	18,894
		768,180
Real Estate Management & Development—0.0%
Avatar Holdings, Inc. (a)	463	8,880
CB Richard Ellis Group, Inc., Class A (a)	1,200	16,332
Maui Land & Pineapple Co., Inc. (a)	275	1,026
		26,238
Thrifts & Mortgage Finance—0.5%
Bank Mutual Corp.	1,986	11,281
BankFinancial Corp.	1,252	10,404
Beneficial Mutual Bancorp, Inc. (a)	1,286	12,706
Brookline Bancorp, Inc.	1,320	11,722
Clifton Savings Bancorp, Inc.	803	6,946
ESSA Bancorp, Inc.	640	7,878
Home Federal Bancorp, Inc.	1,015	12,819
Housing Development Finance Corp., Ltd.	6,183	389,778
MGIC Investment Corp. (a)	1,081	7,448
People's United Financial, Inc.	1,250	16,875
TrustCo Bank Corp. NY	1,220	6,832
United Financial Bancorp, Inc.	640	8,736
Washington Federal, Inc.	640	10,355
Westfield Financial, Inc.	1,387	11,554
		525,334

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Health Care—5.9%
Biotechnology—0.6%
Acorda Therapeutics, Inc. (a)	400	$12,444
Alexion Pharmaceuticals, Inc. (a)	2,894	148,144
Celgene Corp. (a)	4,620	234,788
CSL Ltd.	5,074	138,385
Cubist Pharmaceuticals, Inc. (a)	550	11,330
Dendreon Corp. (a)	765	24,732
Halozyme Therapeutics, Inc. (a)	1,265	8,906
Human Genome Sciences, Inc. (a)	1,629	36,913
Ironwood Pharmaceuticals, Inc. (a)	485	5,781
Martek Biosciences Corp. (a)	212	5,027
Momenta Pharmaceuticals, Inc. (a)	770	9,440
Myriad Genetics, Inc. (a)	720	10,764
NeuroSearch AS (a)	3,508	51,360
Onyx Pharmaceuticals, Inc. (a)	1,283	27,700
Seattle Genetics, Inc. (a)	1,035	12,410
		738,124
Health Care Equipment & Supplies—1.2%
Analogic Corp.	150	6,826
Beckman Coulter, Inc.	400	24,116
C.R. Bard, Inc.	2,170	168,240
Cantel Medical Corp.	366	6,112
CareFusion Corp. (a)	6,580	149,366
Cooper Companies, Inc.	575	22,879
Cutera, Inc. (a)	808	7,442
DexCom, Inc. (a)	1,280	14,797
DynaVox, Inc., Class A (a)	87	1,393
Edwards Lifesciences Corp. (a)	4,010	224,640
Gen-Probe, Inc. (a)	505	22,937
Hospira, Inc. (a)	4,580	263,121
ICU Medical, Inc. (a)	377	12,128
Insulet Corp. (a)	885	13,319
Intuitive Surgical, Inc. (a)	95	29,984
Kensey Nash Corp. (a)	369	8,749
Masimo Corp.	831	19,786
Mindray Medical International Ltd., ADR	6,218	195,370
NuVasive, Inc. (a)	664	23,545
St. Jude Medical, Inc. (a)	4,140	149,413
Symmetry Medical, Inc. (a)	780	8,221
Syneron Medical Ltd. (a)	720	7,402
Teleflex, Inc.	525	28,497
Thoratec Corp. (a)	390	16,665
Young Innovations, Inc.	217	6,109
		1,431,057
Health Care Providers & Services—1.3%
AmSurg Corp. (a)	425	7,573
Brookdale Senior Living, Inc. (a)	2,190	32,850
Cardinal Health, Inc.	8,100	272,241
Catalyst Health Solutions, Inc. (a)	414	14,283
Community Health Systems, Inc. (a)	800	27,048
Express Scripts, Inc. (a)	790	37,146
Genoptix, Inc. (a)	655	11,266
Healthspring, Inc. (a)	763	11,834

	Shares	Value
HMS Holdings Corp. (a)	345	$18,706
IPC The Hospitalist Co., Inc. (a)	950	23,845
Kindred Healthcare, Inc. (a)	690	8,860
Laboratory Corp. of America Holdings (a)	605	45,587
LHC Group, Inc. (a)	465	12,904
Magellan Health Services, Inc. (a)	230	8,354
Medcath Corp. (a)	830	6,524
Medco Health Solutions, Inc. (a)	7,330	403,736
Mednax, Inc. (a)	965	53,664
NovaMed, Inc. (a)	497	4,125
Owens & Minor, Inc.	250	7,095
Patterson Companies, Inc.	830	23,680
PSS World Medical, Inc. (a)	675	14,276
Res-Care, Inc. (a)	804	7,767
Triple-S Management Corp., Class B (a)	430	7,976
U.S. Physical Therapy, Inc. (a)	390	6,583
UnitedHealth Group, Inc.	7,340	208,456
Universal Health Services, Inc., Class B	3,750	143,062
VCA Antech, Inc. (a)	890	22,036
		1,441,477
Health Care Technology—0.1%
Cerner Corp. (a)	210	15,937
Medidata Solutions, Inc. (a)	960	14,870
Omnicell, Inc. (a)	1,627	19,020
Quality Systems, Inc.	270	15,657
		65,484
Life Sciences Tools & Services—1.2%
ICON PLC, ADR (a)	1,862	53,793
Illumina, Inc. (a)	1,251	54,456
Life Technologies Corp. (a)	7,605	359,336
Mettler-Toledo International, Inc. (a)	250	27,907
QIAGEN N.V. (a)	12,350	238,793
Thermo Fisher Scientific, Inc. (a)	12,136	595,271
		1,329,556
Pharmaceuticals—1.5%
Abbott Laboratories	2,220	103,852
Allergan, Inc.	3,940	229,544
Ardea Biosciences, Inc. (a)	530	10,897
Auxilium Pharmaceuticals, Inc. (a)	450	10,575
Impax Laboratories, Inc. (a)	890	16,963
MAP Pharmaceuticals, Inc. (a)	605	7,938
Merck & Co., Inc.	5,117	178,942
Mylan, Inc. (a)	8,280	141,091
Novo-Nordisk A/S, Class B	3,244	261,679
Perrigo Co.	420	24,809
Pfizer, Inc.	18,300	260,958
Roche Holding AG, Genusschein Shares	1,162	159,570
Salix Pharmaceuticals Ltd. (a)	620	24,199
Watson Pharmaceuticals, Inc. (a)	6,205	251,737
		1,682,754

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Industrials—6.7%
Aerospace & Defense—1.4%
AAR Corp. (a)	371	$6,211
AerCap Holdings NV (a)	2,915	30,258
BE Aerospace, Inc. (a)	900	22,887
Ceradyne, Inc. (a)	460	9,830
Esterline Technologies Corp. (a)	210	9,964
General Dynamics Corp.	3,200	187,392
Global Defense Technology & Systems, Inc. (a)	675	8,620
Goodrich Corp.	2,900	192,125
Honeywell International, Inc.	5,600	218,568
ITT Corp.	350	15,722
L-3 Communications Holdings, Inc.	2,275	161,161
Ladish Co., Inc. (a)	460	10,451
LMI Aerospace, Inc. (a)	890	14,035
Precision Castparts Corp.	275	28,303
Spirit Aerosystems Holdings, Inc., Class A (a)	650	12,389
United Technologies Corp.	10,182	660,914
		1,588,830
Air Freight & Logistics—0.4%
Atlas Air Worldwide Holdings, Inc. (a)	348	16,530
C.H. Robinson Worldwide, Inc.	755	42,023
Forward Air Corp.	760	20,710
HUB Group, Inc., Class A (a)	395	11,854
Pacer International, Inc. (a)	1,205	8,423
United Parcel Service, Inc., Class B	5,880	334,513
		434,053
Airlines—0.1%
AirTran Holdings, Inc. (a)	2,130	10,331
Delta Air Lines, Inc. (a)	3,965	46,589
Skywest, Inc.	620	7,576
		64,496
Building Products—0.1%
A.O. Smith Corp.	240	11,566
Ameron International Corp.	151	9,110
Lennox International, Inc.	170	7,067
Masco Corp.	9,950	107,062
NCI Building Systems, Inc. (a)	170	1,423
Universal Forest Products, Inc.	240	7,274
		143,502
Commercial Services & Supplies—0.2%
ABM Industries, Inc.	370	7,751
ACCO Brands Corp. (a)	1,510	7,535
ATC Technology Corp. (a)	440	7,093
Consolidated Graphics, Inc. (a)	270	11,675
Ennis, Inc.	489	7,340
G&K Services, Inc., Class A	230	4,750
Republic Services, Inc.	4,720	140,326
Stericycle, Inc. (a)	475	31,150
Tetra Tech, Inc. (a)	1,020	20,002
United Stationers, Inc. (a)	200	10,894
		248,516

	Shares	Value
Construction & Engineering—0.3%
Comfort Systems USA, Inc.	718	$6,936
Dycom Industries, Inc. (a)	990	8,465
EMCOR Group, Inc. (a)	550	12,743
Fluor Corp.	3,000	127,500
Foster Wheeler AG (a)	6,970	146,788
Great Lakes Dredge & Dock Corp.	1,160	6,960
KBR, Inc.	480	9,763
KHD Humboldt Wedag International AG	398	2,087
Layne Christensen Co. (a)	330	8,009
Pike Electric Corp. (a)	1,951	18,378
Sterling Construction Co., Inc. (a)	1,169	15,127
		362,756
Electrical Equipment—0.6%
ABB Ltd., Registered Shares (a)	11,110	193,059
Acuity Brands, Inc.	210	7,640
AMETEK, Inc.	455	18,268
Baldor Electric Co.	635	22,911
Belden, Inc.	390	8,580
Broadwind Energy, Inc. (a)	553	1,548
Cooper Industries PLC, Class A	675	29,700
Dongfang Electrical Machinery Co., Ltd., Class H	116	356
Fushi Copperweld, Inc. (a)	595	4,867
GrafTech International Ltd. (a)	1,174	17,164
Prysmian SpA	9,947	142,895
Roper Industries, Inc.	405	22,664
Vestas Wind Systems A/S (a)	4,332	180,072
		649,724
Industrial Conglomerates—0.6%
General Electric Co.	28,756	414,661
McDermott International, Inc. (a)	1,100	23,826
Tyco International Ltd.	7,160	252,247
		690,734
Machinery—2.0%
ArvinMeritor, Inc. (a)	985	12,904
Astec Industries, Inc. (a)	306	8,485
Bucyrus International, Inc.	1,175	55,754
CIRCOR International, Inc.	280	7,162
Columbus McKinnon Corp. (a)	950	13,272
Cummins, Inc.	2,110	137,424
Deere & Co.	845	47,050
Dover Corp.	2,280	95,281
Eaton Corp.	1,900	124,336
EnPro Industries, Inc. (a)	420	11,823
Flowserve Corp.	1,560	132,288
FreightCar America, Inc.	313	7,080
Gardner Denver, Inc.	400	17,836
GEA Group AG	6,246	124,077
Harsco Corp.	270	6,345
Illinois Tool Works, Inc.	8,630	356,246
Ingersoll-Rand PLC	11,790	406,637
Kadant, Inc. (a)	533	9,285
Kennametal, Inc.	3,425	87,098

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Komatsu Ltd.	4,900	$88,543
LB Foster Co., Class A (a)	248	6,428
Mueller Industries, Inc.	440	10,824
Navistar International Corp. (a)	2,306	113,455
Pall Corp.	540	18,560
Parker Hannifin Corp.	850	47,141
Robbins & Myers, Inc.	775	16,849
Sandvik AB	14,475	176,197
Terex Corp. (a)	1,200	22,488
Vallourec	862	147,179
		2,308,047
Professional Services—0.2%
Advisory Board Co. (a)	408	17,527
CDI Corp.	511	7,936
FTI Consulting, Inc. (a)	210	9,154
IHS, Inc., Class A (a)	300	17,526
Kforce, Inc. (a)	479	6,107
Korn/Ferry International (a)	1,513	21,031
LECG Corp. (a)	1,613	4,194
Manpower, Inc.	4,100	177,038
Navigant Consulting, Inc. (a)	500	5,190
		265,703
Road & Rail—0.4%
Arkansas Best Corp.	280	5,810
Canadian National Railway Co.	2,880	165,254
Con-way, Inc.	293	8,796
Dollar Thrifty Automotive Group, Inc. (a)	840	35,792
Genesee & Wyoming, Inc., Class A (a)	315	11,753
Heartland Express, Inc.	530	7,696
Hertz Global Holdings, Inc. (a)	850	8,041
Landstar System, Inc.	685	26,708
Old Dominion Freight Line, Inc. (a)	1,100	38,654
Roadrunner Transportation Systems, Inc. (a)	1,221	17,350
Ryder System, Inc.	190	7,644
Union Pacific Corp.	808	56,164
Werner Enterprises, Inc.	880	19,263
		408,925
Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	340	8,609
Fastenal Co.	455	22,836
Kaman Corp.	402	8,892
Mitsui & Co., Ltd.	12,600	148,132
RSC Holdings, Inc. (a)	1,705	10,520
Wolseley PLC (a)	5,714	111,712
		310,701
Transportation Infrastructure—0.1%
Aegean Marine Petroleum Network, Inc.	707	14,126
Koninklijke Vopak NV	3,962	145,401
		159,527

	Shares	Value
Information Technology—9.2%
Communications Equipment—0.9%
ADC Telecommunications, Inc. (a)	1,160	$8,596
Anaren, Inc. (a)	518	7,739
Aruba Networks, Inc. (a)	1,960	27,910
Bel Fuse, Inc., Class B	211	3,484
Black Box Corp.	327	9,120
Blue Coat Systems, Inc. (a)	1,795	36,672
Brocade Communications Systems, Inc. (a)	3,400	17,544
Cisco Systems, Inc. (a)	24,240	516,554
CommScope, Inc. (a)	1,145	27,217
F5 Networks, Inc. (a)	500	34,285
Finisar Corp. (a)	885	13,186
Infinera Corp. (a)	1,990	12,796
Nokia Oyj	10,713	87,475
Plantronics, Inc.	290	8,294
Polycom, Inc. (a)	658	19,602
QUALCOMM, Inc.	7,130	234,149
Symmetricom, Inc. (a)	1,280	6,515
Tekelec (a)	670	8,871
Tellabs, Inc.	970	6,198
		1,086,207
Computers & Peripherals—2.7%
Adaptec, Inc. (a)	1,816	5,248
Apple, Inc. (a)	3,890	978,452
Diebold, Inc.	1,150	31,338
EMC Corp. (a)	54,670	1,000,461
Hewlett-Packard Co.	17,630	763,026
NetApp, Inc. (a)	565	21,080
SanDisk Corp. (a)	455	19,142
Super Micro Computer, Inc. (a)	780	10,530
Teradata Corp. (a)	6,265	190,957
		3,020,234
Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a)	675	19,190
Anixter International, Inc. (a)	280	11,928
Arrow Electronics, Inc. (a)	1,125	25,144
Benchmark Electronics, Inc. (a)	781	12,379
Brightpoint, Inc. (a)	1,293	9,051
CTS Corp.	836	7,724
Dolby Laboratories, Inc., Class A (a)	375	23,509
DTS, Inc. (a)	625	20,544
Electro Scientific Industries, Inc. (a)	550	7,348
Littelfuse, Inc. (a)	244	7,713
Methode Electronics, Inc.	792	7,714
Molex, Inc.	1,750	31,920
MTS Systems Corp.	320	9,280
NAM TAI Electronics, Inc. (a)	1,469	6,052
Nippon Electric Glass Co., Ltd.	19,000	216,224
Tyco Electronics Ltd.	11,110	281,972
		697,692
Internet Software & Services—0.8%
Akamai Technologies, Inc. (a)	5,040	204,473
Google, Inc., Class A (a)	1,237	550,403

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
GSI Commerce, Inc. (a)	1,300	$37,440
InfoSpace, Inc. (a)	700	5,264
OpenTable, Inc. (a)	460	19,076
United Online, Inc.	1,170	6,739
VeriSign, Inc. (a)	880	23,364
Vocus, Inc. (a)	897	13,706
		860,465
IT Services—1.2%
Acxiom Corp. (a)	520	7,639
Alliance Data Systems Corp. (a)	775	46,128
CACI International, Inc., Class A (a)	202	8,581
Cognizant Technology Solutions Corp., Class A (a)	6,425	321,635
CSG Systems International, Inc. (a)	447	8,194
ExlService Holdings, Inc. (a)	850	14,594
Gartner, Inc. (a)	795	18,484
Global Payments, Inc.	690	25,213
Hewitt Associates, Inc., Class A (a)	485	16,713
International Business Machines Corp.	5,130	633,452
MAXIMUS, Inc.	150	8,680
MoneyGram International, Inc. (a)	2,877	7,049
RightNow Technologies, Inc. (a)	1,018	15,972
TeleTech Holdings, Inc. (a)	530	6,832
Visa, Inc., Class A	1,740	123,105
Western Union Co.	6,200	92,442
Wright Express Corp. (a)	460	13,662
		1,368,375
Semiconductors & Semiconductor Equipment—1.0%
Amkor Technology, Inc. (a)	1,010	5,565
Analog Devices, Inc.	1,240	34,546
Atmel Corp. (a)	3,150	15,120
ATMI, Inc. (a)	470	6,881
Cavium Networks, Inc. (a)	465	12,178
Cirrus Logic, Inc. (a)	805	12,727
Disco Corp.	285	18,075
Fairchild Semiconductor International, Inc. (a)	702	5,904
Integrated Device Technology, Inc. (a)	1,040	5,148
Intel Corp.	10,130	197,029
Kulicke & Soffa Industries, Inc. (a)	823	5,777
Lam Research Corp. (a)	2,320	88,299
Marvell Technology Group Ltd. (a)	1,315	20,724
Micron Technology, Inc. (a)	2,205	18,720
MKS Instruments, Inc. (a)	373	6,983
Netlogic Microsystems, Inc. (a)	4,580	124,576
OmniVision Technologies, Inc. (a)	1,056	22,641
Power Integrations, Inc.	400	12,878
Silicon Laboratories, Inc. (a)	805	32,651
Texas Instruments, Inc.	14,220	331,042
Varian Semiconductor Equipment Associates, Inc. (a)	3,560	102,030
Veeco Instruments, Inc. (a)	459	15,735
Verigy Ltd. (a)	625	5,431

	Shares	Value
Volterra Semiconductor Corp. (a)	695	$16,027
Zoran Corp. (a)	647	6,172
		1,122,859
Software—2.0%
Advent Software, Inc. (a)	405	19,019
ANSYS, Inc. (a)	465	18,865
Autodesk, Inc. (a)	5,045	122,896
Autonomy Corp. PLC (a)	9,120	246,133
Blackboard, Inc. (a)	1,260	47,036
BroadSoft, Inc. (a)	894	7,644
Citrix Systems, Inc. (a)	815	34,418
Compuware Corp. (a)	830	6,623
Concur Technologies, Inc. (a)	481	20,529
Informatica Corp. (a)	555	13,253
Jack Henry & Associates, Inc.	240	5,731
Mentor Graphics Corp. (a)	1,060	9,381
Microsoft Corp.	19,310	444,323
Monotype Imaging Holdings, Inc. (a)	765	6,893
Netscout Systems, Inc. (a)	974	13,850
Nintendo Co. Ltd., ADR	2,930	109,207
Nuance Communications, Inc. (a)	15,760	235,612
Oracle Corp.	18,690	401,087
Parametric Technology Corp. (a)	400	6,268
Pegasystems, Inc.	380	12,202
Progress Software Corp. (a)	320	9,610
Red Hat, Inc. (a)	1,360	39,358
Rovi Corp. (a)	1,014	38,441
Salesforce.com, Inc. (a)	2,155	184,942
Solera Holdings, Inc.	340	12,308
SuccessFactors, Inc. (a)	1,295	26,923
Taleo Corp., Class A (a)	905	21,982
Temenos Group AG (a)	5,293	127,343
TIBCO Software, Inc. (a)	4,815	58,069
		2,299,946
Materials—3.5%
Chemicals—1.0%
Albemarle Corp.	875	34,746
Celanese Corp., Series A	13,260	330,307
CF Industries Holdings, Inc.	445	28,235
Cytec Industries, Inc.	210	8,398
Eastman Chemical Co.	203	10,832
H.B. Fuller Co.	760	14,432
Huntsman Corp.	809	7,014
International Flavors & Fragrances, Inc.	400	16,968
Linde AG	1,367	143,539
OM Group, Inc. (a)	527	12,574
Potash Corp. of Saskatchewan, Inc.	2,232	192,488
PPG Industries, Inc.	675	40,777
Rockwood Holdings, Inc. (a)	475	10,778
Shin-Etsu Chemical Co., Ltd.	2,700	125,610
Solutia, Inc. (a)	3,089	40,466
Syngenta AG, Registered Shares	604	139,475
		1,156,639

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Construction Materials—0.1%
Eagle Materials, Inc.	261	$6,767
Lafarge SA	1,842	99,602
Martin Marietta Materials, Inc.	275	23,323
		129,692
Containers & Packaging—0.4%
Crown Holdings, Inc. (a)	3,650	91,396
Greif, Inc., Class A	156	8,664
Greif, Inc., Class B	418	21,987
Packaging Corp. of America	10,633	234,139
Silgan Holdings, Inc.	340	9,649
		365,835
Metals & Mining—1.8%
Agnico-Eagle Mines Ltd.	1,602	97,369
Allegheny Technologies, Inc.	5,835	257,849
AngloGold Ashanti Ltd., ADR	809	34,933
Barrick Gold Corp.	1,616	73,383
BHP Billiton Ltd., ADR	408	25,292
Carpenter Technology Corp.	270	8,864
Cliffs Natural Resources, Inc.	550	25,938
Freeport-McMoRan Copper & Gold, Inc.	2,320	137,182
Gammon Gold, Inc. (a)	2,015	11,002
Gold Fields Ltd., ADR	1,608	21,499
Goldcorp, Inc.	1,312	57,531
Haynes International, Inc.	302	9,311
Ivanhoe Mines Ltd. (a)	814	10,615
Jaguar Mining, Inc. (a)	2,433	21,483
Newmont Mining Corp.	4,197	259,123
Novagold Resources, Inc. (a)	2,856	19,935
Nucor Corp.	5,200	199,056
Olympic Steel, Inc.	356	8,177
Rio Tinto Ltd.	2,685	148,706
RTI International Metals, Inc. (a)	440	10,608
Schnitzer Steel Industries, Inc., Class A	400	15,680
Silver Wheaton Corp. (a)	3,226	64,843
Steel Dynamics, Inc.	1,485	19,587
Teck Resources Ltd., Class B	441	13,045
Terra Nova Royalty Corp. (a)	498	4,148
Thompson Creek Metals Co., Inc. (a)	3,921	34,034
United States Steel Corp.	5,000	192,750
Vale SA, ADR	1,485	36,160
Walter Energy, Inc.	637	38,761
Xstrata PLC	13,382	175,322
		2,032,186
Paper & Forest Products—0.2%
International Paper Co.	4,800	108,624
Weyerhaeuser Co.	3,700	130,240
		238,864
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.4%
AT&T, Inc.	16,454	398,022

	Shares	Value
Qwest Communications International, Inc.	3,950	$20,738
Warwick Valley Telephone Co.	532	7,485
		426,245
Wireless Telecommunication Services—0.6%
American Tower Corp., Class A (a)	4,157	184,986
Millicom International Cellular SA	1,191	96,554
NII Holdings, Inc. (a)	4,413	143,511
NTELOS Holdings Corp.	640	11,008
SBA Communications Corp., Class A (a)	1,460	49,655
Shenandoah Telecommunications Co.	438	7,770
Syniverse Holdings, Inc. (a)	595	12,168
Vodafone Group PLC	90,566	187,673
		693,325
Utilities—1.8%
Electric Utilities—0.6%
ALLETE, Inc.	390	13,354
American Electric Power Co., Inc.	15,325	494,997
El Paso Electric Co. (a)	602	11,649
Hawaiian Electric Industries, Inc.	250	5,695
MGE Energy, Inc.	340	12,254
Northeast Utilities	4,138	105,436
Southern Co.	1,793	59,671
UIL Holdings Corp.	15	375
		703,431
Gas Utilities—0.1%
Laclede Group, Inc.	370	12,258
Nicor, Inc.	370	14,985
Questar Corp.	420	19,106
		46,349
Independent Power Producers & Energy Traders—0.1%
AES Corp. (a)	2,309	21,335
Black Hills Corp.	490	13,950
Iberdrola Renovables SA	29,490	92,129
		127,414
Multi-Utilities—1.0%
Avista Corp.	690	13,476
CenterPoint Energy, Inc.	1,567	20,622
CH Energy Group, Inc.	250	9,810
MDU Resources Group, Inc.	611	11,016
NorthWestern Corp.	510	13,362
PG&E Corp.	11,386	467,965
Public Service Enterprise Group, Inc.	1,125	35,246
Sempra Energy	5,275	246,817
Wisconsin Energy Corp.	3,775	191,543
Xcel Energy, Inc.	8,130	167,559
		1,177,416
Total Common Stocks (cost of $57,713,084)		59,707,604

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
CORPORATE FIXED-INCOME BONDS & NOTES—13.7%
Basic Materials—0.4%
Chemicals—0.1%
CF Industries, Inc. 6.875% 05/01/18	$5,000	$5,088
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875% 02/01/18	65,000	58,662
INEOS Finance PLC 9.000% 05/15/15 (b)	60,000	59,850
LBI Escrow Corp. 8.000% 11/01/17 (b)	20,000	20,600
		144,200
Forest Products & Paper—0.1%
Cascades, Inc. 7.750% 12/15/17	10,000	9,950
Georgia-Pacific Corp. 8.000% 01/15/24	60,000	63,600
		73,550
Iron/Steel—0.1%
ArcelorMittal USA, Inc. 6.500% 04/15/14	100,000	107,027
Metals & Mining—0.1%
Novelis, Inc. 7.250% 02/15/15	5,000	4,825
Vale Overseas Ltd. 6.250% 01/23/17	100,000	108,922
		113,747
Communications—2.9%
Advertising—0.0%
Interpublic Group of Companies, Inc. 10.000% 07/15/17	5,000	5,512
Media—1.0%
Belo Corp. 8.000% 11/15/16	15,000	15,412
Cablevision Systems Corp. 8.625% 09/15/17 (b)	50,000	51,000
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17 (b)	40,000	40,200
Comcast Cable Holdings LLC 9.875% 06/15/22	5,000	6,870
Comcast Corp. 7.050% 03/15/33	100,000	115,456
DISH DBS Corp. 6.625% 10/01/14	172,000	172,000
7.875% 09/01/19	65,000	67,600
Gray Television, Inc. 10.500% 06/29/15 (b)	25,000	24,250
Insight Communications 9.375% 07/15/18 (b)(c)	5,000	5,013
Mediacom LLC/Mediacom Capital Corp. 9.125% 08/15/19	40,000	38,600

	Par	Value
News America, Inc. 6.550% 03/15/33	$100,000	$107,227
Nielsen Finance LLC/Nielsen Finance Co. 10.000% 08/01/14	30,000	30,675
RR Donnelley & Sons Co. 6.125% 01/15/17	160,000	160,688
Salem Communications Corp. 9.625% 12/15/16	35,000	36,050
Sinclair Television Group, Inc. 9.250% 11/01/17 (b)	40,000	40,400
Sirius XM Radio, Inc. 8.750% 04/01/15 (b)	15,000	14,775
9.750% 09/01/15 (b)	10,000	10,625
Time Warner, Inc. 6.200% 03/15/40	100,000	105,476
Viacom, Inc. 6.125% 10/05/17	75,000	85,173
		1,127,490
Telecommunication Services—1.9%
America Movil SAB de CV 5.625% 11/15/17	140,000	153,036
AT&T, Inc. 4.950% 01/15/13	100,000	108,548
BellSouth Corp. 6.000% 10/15/11	2,000	2,123
British Telecommunications PLC 5.150% 01/15/13	125,000	131,090
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14	200,000	224,229
Cincinnati Bell, Inc. 8.250% 10/15/17	30,000	28,050
Crown Castle International Corp. 7.125% 11/01/19	40,000	39,100
Intelsat Corp. 9.250% 06/15/16	60,000	63,000
ITC Deltacom, Inc. 10.500% 04/01/16 (b)	65,000	62,400
Level 3 Financing, Inc. 8.750% 02/15/17	45,000	38,925
9.250% 11/01/14	5,000	4,537
Lucent Technologies, Inc. 6.450% 03/15/29	175,000	115,500
New Cingular Wireless Services, Inc. 8.125% 05/01/12	3,000	3,357
8.750% 03/01/31	108,000	148,263
Nextel Communications, Inc. 7.375% 08/01/15	340,000	323,000
PAETEC Holding Corp. 8.875% 06/30/17 (b)	40,000	40,000
Qwest Communications International, Inc. 7.500% 02/15/14	315,000	315,787
Telecom Italia Capital SA 4.950% 09/30/14	115,000	115,231

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
Telefonica Emisiones SAU 0.674% 02/04/13 (08/04/10) (d)(e)	$125,000	$120,527
Vodafone Group PLC 5.750% 03/15/16	100,000	110,726
Windstream Corp. 7.875% 11/01/17	40,000	39,050
		2,186,479
Consumer Cyclical—0.7%
Auto Parts & Equipment—0.1%
American Axle & Manufacturing Holdings, Inc. 9.250% 01/15/17 (b)	40,000	41,200
Lear Corp. 7.875% 03/15/18	40,000	40,100
		81,300
Entertainment—0.1%
Pinnacle Entertainment, Inc. 8.750% 05/15/20 (b)	30,000	27,788
Shingle Springs Tribal Gaming Authority 9.375% 06/15/15 (b)	55,000	43,587
		71,375
Home Builders—0.0%
K Hovnanian Enterprises, Inc. 10.625% 10/15/16	25,000	25,000
Home Furnishings—0.0%
Norcraft Companies LP/Norcraft Finance Corp. 10.500% 12/15/15 (b)	45,000	46,350
Housewares—0.0%
Libbey Glass, Inc. 10.000% 02/15/15 (b)	40,000	41,400
Lodging—0.1%
MGM Mirage, Inc. 9.000% 03/15/20 (b)	40,000	41,100
11.375% 03/01/18 (b)	25,000	23,500
		64,600
Retail—0.4%
CVS Pass-Through Trust 7.507% 01/10/32 (b)	124,224	141,448
Michaels Stores, Inc. 11.375% 11/01/16	5,000	5,200
Neiman Marcus Group, Inc. PIK, 9.000% 10/15/15	45,000	45,113
QVC, Inc. 7.500% 10/01/19 (b)	75,000	73,688
Rite Aid Corp. 10.250% 10/15/19	20,000	19,925
Wal-Mart Stores, Inc. 5.800% 02/15/18	100,000	117,797
		403,171

	Par	Value
Consumer Non-Cyclical—1.4%
Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc. 2.500% 03/26/13 (b)	$150,000	$151,778
Bottling Group LLC 6.950% 03/15/14	100,000	118,019
Miller Brewing Co. 5.500% 08/15/13 (b)	150,000	164,099
		433,896
Commercial Services—0.1%
Cardtronics, Inc. 9.250% 08/15/13	5,000	5,050
Garda World Security Corp. 9.750% 03/15/17 (b)	10,000	10,150
Trans Union LLC/TransUnion Financing Corp. 11.375% 06/15/18 (b)	10,000	10,350
United Rentals North America, Inc. 9.250% 12/15/19	5,000	5,038
10.875% 06/15/16	35,000	37,537
		68,125
Food—0.2%
ConAgra Foods, Inc. 5.875% 04/15/14	100,000	113,067
Kraft Foods, Inc. 5.375% 02/10/20	115,000	123,228
Michael Foods, Inc. 9.750% 07/15/18 (b)	20,000	20,550
Pinnacle Foods Finance LLC 9.250% 04/01/15	15,000	15,300
		272,145
Healthcare Services—0.4%
Apria Healthcare Group, Inc. 11.250% 11/01/14 (b)	40,000	42,600
Capella Healthcare, Inc. 9.250% 07/01/17 (b)	5,000	5,050
Community Health Systems, Inc. 8.875% 07/15/15	55,000	56,719
HCA, Inc. 7.250% 09/15/20	40,000	40,200
PIK, 9.625% 11/15/16	126,000	134,820
Radiation Therapy Services, Inc. 9.875% 04/15/17 (b)	5,000	4,800
Roche Holdings, Inc. 6.000% 03/01/19 (b)	100,000	116,489
Select Medical Corp. 7.625% 02/01/15	15,000	14,100
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000% 02/01/18	40,000	38,400
		453,178

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
Household Products/Wares—0.1%
Jarden Corp. 8.000% 05/01/16	$40,000	$41,100
Spectrum Brands Holdings, Inc. 9.500% 06/15/18 (b)	25,000	25,781
		66,881
Pharmaceuticals—0.2%
Express Scripts, Inc. 6.250% 06/15/14	120,000	135,866
Omnicare, Inc. 6.875% 12/15/15	65,000	65,000
Wyeth 5.500% 02/01/14	100,000	112,334
		313,200
Energy—1.7%
Coal—0.1%
Arch Coal, Inc. 8.750% 08/01/16 (b)	110,000	114,675
Consol Energy, Inc. 8.250% 04/01/20 (b)	10,000	10,425
		125,100
Oil & Gas—0.8%
Anadarko Petroleum Corp. 6.200% 03/15/40	150,000	118,677
Berry Petroleum Co. 8.250% 11/01/16	5,000	4,838
Canadian Natural Resources Ltd. 5.700% 05/15/17	125,000	139,911
Concho Resources, Inc. 8.625% 10/01/17	40,000	41,200
Denbury Resources, Inc. 7.500% 12/15/15	40,000	40,400
Forest Oil Corp. 7.250% 06/15/19	40,000	38,600
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750% 11/01/15 (b)	45,000	44,325
Nexen, Inc. 5.875% 03/10/35	100,000	97,837
PetroHawk Energy Corp. 7.875% 06/01/15	55,000	55,137
10.500% 08/01/14	30,000	32,250
Quicksilver Resources, Inc. 8.250% 08/01/15	10,000	9,875
9.125% 08/15/19	40,000	40,600
Range Resources Corp. 7.500% 05/15/16	110,000	110,962
SandRidge Energy, Inc. PIK, 8.625% 04/01/15	20,000	19,425
Talisman Energy, Inc. 6.250% 02/01/38	100,000	106,666
		900,703

	Par	Value
Oil & Gas Services—0.1%
Expro Finance Luxembourg SCA 8.500% 12/15/16 (b)	$35,000	$33,425
Weatherford International Ltd. 5.150% 03/15/13	100,000	104,761
		138,186
Pipelines—0.7%
El Paso Corp. 6.875% 06/15/14	240,000	244,362
Enterprise Products Operating LLC 4.600% 08/01/12	100,000	104,588
Plains All American Pipeline LP/PAA Finance Corp. 6.650% 01/15/37	110,000	109,861
Regency Energy Partners LP/Regency Energy Finance Corp. 9.375% 06/01/16 (b)	95,000	100,700
TransCanada Pipelines Ltd. 6.350% 05/15/67 (05/15/17) (d)(e)	135,000	120,319
Williams Partners LP 6.300% 04/15/40 (b)	110,000	110,518
		790,348
Financials—4.7%
Banks—3.0%
ANZ National International Ltd. 6.200% 07/19/13 (b)	150,000	166,184
Barclays Bank PLC 6.750% 05/22/19	200,000	222,487
Bear Stearns Companies LLC 7.250% 02/01/18	225,000	262,732
Capital One Financial Corp. 5.500% 06/01/15	100,000	107,313
CIT Group, Inc. 7.000% 05/01/17	125,000	112,500
Citicorp Lease Pass-Through Trust 8.040% 12/15/19 (b)	575,000	670,656
Citigroup Funding, Inc. 2.000% 03/30/12 (f)	350,000	357,275
Commonwealth Bank of Australia 3.750% 10/15/14 (b)	100,000	102,803
Credit Suisse/New York NY 6.000% 02/15/18	135,000	140,868
Deutsche Bank AG/London 4.875% 05/20/13	150,000	160,160
Goldman Sachs Group, Inc. 5.350% 01/15/16	125,000	129,324
Keycorp 6.500% 05/14/13	110,000	120,326
Merrill Lynch & Co., Inc. 6.875% 04/25/18	250,000	266,695
Morgan Stanley 6.750% 04/15/11	100,000	103,461
U.S. Bank N.A. 6.300% 02/04/14	250,000	283,430

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
Wachovia Corp. 4.875% 02/15/14	$225,000	$235,388
		3,441,602
Diversified Financial Services—0.6%
Ally Financial, Inc. 8.000% 03/15/20 (b)	95,000	92,862
American General Finance Corp. 6.900% 12/15/17	60,000	47,775
ERAC USA Finance LLC 6.375% 10/15/17 (b)	110,000	123,825
Ford Motor Credit Co. 8.000% 12/15/16	90,000	92,033
General Electric Capital Corp. 5.000% 01/08/16	245,000	258,361
Lehman Brothers Holdings, Inc. 5.750% 07/18/11 (g)	250,000	49,375
New Communications Holdings, Inc. 8.250% 04/15/17 (b)	40,000	40,150
		704,381
Insurance—0.9%
Chubb Corp. 5.750% 05/15/18	90,000	100,207
CNA Financial Corp. 7.350% 11/15/19	100,000	106,264
Lincoln National Corp. 8.750% 07/01/19	100,000	122,559
MetLife, Inc. 6.817% 08/15/18	160,000	180,967
Principal Life Income Funding Trusts 5.300% 04/24/13	125,000	135,167
Prudential Financial, Inc. 4.500% 07/15/13	2,000	2,077
6.100% 06/15/17	100,000	106,501
Transatlantic Holdings, Inc. 8.000% 11/30/39	100,000	100,963
UnitedHealth Group, Inc. 5.250% 03/15/11	100,000	102,608
		957,313
Real Estate Investment Trusts (REITs)—0.2%
Duke Realty LP 8.250% 08/15/19	100,000	115,860
ERP Operating LP 5.200% 04/01/13	1,000	1,066
Simon Property Group LP 6.750% 02/01/40	100,000	111,667
		228,593
Industrials—0.7%
Aerospace & Defense—0.1%
BE Aerospace, Inc. 8.500% 07/01/18	50,000	52,500
Kratos Defense & Security Solutions, Inc. 10.000% 06/01/17 (b)	5,000	5,075
United Technologies Corp. 5.375% 12/15/17	100,000	114,624
		172,199

	Par	Value
Building Materials—0.0%
Nortek, Inc. 11.000% 12/01/13	$10,000	$10,425
Machinery-Diversified—0.1%
Case New Holland, Inc. 7.875% 12/01/17 (b)	37,000	37,278
Manitowoc Co., Inc. 9.500% 02/15/18	40,000	40,000
		77,278
Miscellaneous Manufacturing—0.2%
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	100,000	123,899
Tyco International Ltd./Tyco International Finance SA 7.000% 12/15/19	100,000	121,175
		245,074
Packaging & Containers—0.1%
Graphic Packaging International, Inc. 9.500% 06/15/17	75,000	78,375
Transportation—0.2%
Burlington Northern Santa Fe Corp. 6.200% 08/15/36	125,000	140,609
Norfolk Southern Corp. 5.750% 04/01/18	100,000	113,038
		253,647
Technology—0.3%
Computers—0.0%
Sungard Data Systems, Inc. 10.250% 08/15/15	20,000	20,650
Networking Products—0.1%
Cisco Systems, Inc. 4.950% 02/15/19	100,000	109,913
Semiconductors—0.0%
Freescale Semiconductor, Inc. 9.250% 04/15/18 (b)	5,000	4,938
Software—0.2%
First Data Corp. 9.875% 09/24/15	20,000	15,200
Oracle Corp. 6.500% 04/15/38	110,000	133,480
		148,680
Utilities—0.9%
Electric—0.7%
Commonwealth Edison Co. 6.150% 09/15/17	125,000	143,469
Consolidated Edison Co. of New York, Inc. 5.850% 03/15/36	100,000	108,491
Dominion Resources, Inc. 5.200% 08/15/19	100,000	108,421
Dynegy Holdings, Inc. 7.750% 06/01/19	30,000	20,738

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
Energy East Corp. 6.750% 06/15/12	$1,000	$1,081
Indiana Michigan Power Co. 5.650% 12/01/15	100,000	109,748
NiSource Finance Corp. 5.400% 07/15/14	9,000	9,616
NRG Energy, Inc. 7.375% 01/15/17	110,000	108,900
NY State Electric & Gas Corp. 5.750% 05/01/23	1,000	943
Pacific Gas & Electric Co. 5.800% 03/01/37	100,000	108,685
Progress Energy, Inc. 7.750% 03/01/31	100,000	126,629
		846,721
Gas—0.2%
Atmos Energy Corp. 6.350% 06/15/17	75,000	83,413
Sempra Energy 6.500% 06/01/16	75,000	86,062
		169,475
Total Corporate Fixed-Income Bonds & Notes (cost of $14,834,004)		15,522,227
GOVERNMENT & AGENCY OBLIGATIONS—10.0%
Foreign Government Obligations—0.7%
Province of Ontario 5.450% 04/27/16	250,000	287,372
Province of Quebec 4.625% 05/14/18	250,000	273,074
United Mexican States 7.500% 04/08/33	138,000	172,845
		733,291
U.S. Government Agencies—0.7%
Federal Home Loan Mortgage Corp. 3.125% 10/25/10 (h)	40,000	40,369
5.500% 08/23/17	645,000	755,797
6.750% 03/15/31	20,000	26,473
		822,639
U.S. Government Obligations—8.6%
U.S. Treasury Bond 5.375% 02/15/31	1,948,000	2,396,648
U.S. Treasury Inflation Indexed Bonds 2.125% 02/15/40	30,258	33,153
2.375% 01/15/25	271,778	301,482
3.875% 04/15/29	238,693	320,314
U.S. Treasury Inflation Indexed Notes 1.625% 01/15/15	211,209	222,957
1.875% 07/15/13	136,497	144,378
2.000% 01/15/14	165,172	175,960
2.000% 01/15/16	148,276	159,964
2.125% 01/15/19	157,379	171,740

	Par	Value
2.625% 07/15/17	$120,959	$136,448
3.000% 07/15/12	945,703	1,006,066
U.S. Treasury Notes 0.875% 04/30/11	1,530,000	1,536,813
1.375% 10/15/12	2,300,000	2,334,141
2.375% 10/31/14	800,000	825,375
		9,765,439
Total Government & Agency Obligations (cost of $10,903,365)		11,321,369
MORTGAGE-BACKED SECURITIES—8.5%
Federal Home Loan Mortgage Corp. 4.500% 10/01/39	430,951	447,058
4.500% 01/01/40	888,972	922,198
4.500% 06/01/40	1,175,000	1,218,916
5.000% 06/01/36	268,778	284,790
5.500% 12/01/20	15,479	16,784
5.500% 01/01/21	277,523	301,275
5.500% 07/01/21	102,636	111,063
5.500% 12/01/32	33,576	36,249
5.500% 08/01/35	81,617	87,884
6.000% 11/01/14	21,152	22,962
6.500% 05/01/11	2,845	2,980
6.500% 06/01/11	28,316	29,662
6.500% 03/01/26	47,914	53,171
6.500% 06/01/26	67,637	75,056
6.500% 06/01/31	145,345	161,774
6.500% 07/01/31	13,711	15,260
6.500% 11/01/32	10,480	11,657
7.000% 04/01/29	5,133	5,828
7.000% 08/01/31	6,896	7,844
7.500% 01/01/30	10,843	12,415
8.000% 09/01/15	3,857	4,218
12.000% 07/01/20	16,539	16,923
Federal National Mortgage Association 4.000% 01/01/25	531,187	553,254
4.500% 05/01/40	499,646	518,711
5.000% 02/01/36	682,272	724,196
5.000% 05/01/40	698,126	739,715
5.500% 03/01/37	563,888	606,215
5.500% 07/01/38	191,147	205,454
5.500% 04/01/39	269,269	289,424
6.000% 07/01/31	9,967	11,004
6.000% 04/01/36	18,397	20,022
6.500% 12/01/31	1,277	1,426
6.500% 05/01/33	2,617	2,921
6.500% 08/01/37	92,365	101,304
7.000% 07/01/31	9,256	10,485
7.000% 07/01/32	2,615	2,956
7.000% 07/01/37	48,896	54,381
7.500% 09/01/15	5,127	5,621
7.500% 02/01/30	5,282	6,021
7.500% 08/01/31	19,805	22,587
8.000% 04/01/30	824	955
8.000% 05/01/30	3,651	4,229

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
Government National Mortgage Association 3.625% 07/20/25 (07/01/10) (d)(e)	$12,730	$13,089
5.000% 04/15/39	499,824	533,812
5.000% 06/15/39	443,215	473,354
5.500% 02/15/37	77,400	83,816
5.500% 09/15/39	593,001	642,010
6.000% 03/15/29	1,636	1,810
6.500% 05/15/13	11,331	12,341
6.500% 05/15/24	14,130	15,633
6.500% 04/15/29	17,977	20,158
6.500% 05/15/29	8,489	9,518
7.000% 11/15/13	1,263	1,348
7.000% 06/15/31	3,443	3,911
7.000% 06/15/32	631	717
8.000% 03/15/26	75,457	87,271
9.000% 12/15/17	1,586	1,759
Total Mortgage-Backed Securities (cost of $9,377,952)		9,627,395
COMMERCIAL MORTGAGE-BACKED SECURITIES—5.4%
Bear Stearns Commercial Mortgage Securities 5.624% 03/11/39 (07/01/10) (d)(e)	700,000	756,155
GE Capital Commercial Mortgage Corp. 4.819% 01/10/38	250,000	263,758
Greenwich Capital Commercial Funding Corp. 5.190% 04/10/37 (07/01/10) (d)(e)	200,000	212,109
JPMorgan Chase Commercial Mortgage Securities Corp. 4.134% 10/15/37	162,716	167,869
4.659% 07/15/42	137,836	143,478
4.824% 10/15/42 (07/01/10) (d)(e)	212,093	221,496
5.201% 08/12/37 (07/01/10) (d)(e)	247,822	259,334
5.440% 06/12/47	580,000	579,257
5.447% 06/12/47	358,000	371,815
5.506% 12/12/44 (07/01/10) (d)(e)	360,000	383,422
LB-UBS Commercial Mortgage Trust 5.007% 04/15/30	199,238	207,614
6.510% 12/15/26	567,692	571,599
Morgan Stanley Capital I 4.970% 12/15/41	73,000	77,561
5.325% 12/15/43	450,000	485,787
5.557% 03/12/44 (07/01/10) (d)(e)	1,200,000	1,271,527
Morgan Stanley Dean Witter Capital I 4.390% 09/15/37 (07/01/10) (d)(e)	186,425	189,155
Total Commercial Mortgage-Backed Securities (cost of $5,769,905)		6,161,936

	Par	Value
COLLATERALIZED MORTGAGE OBLIGATIONS—1.4%
Agency—1.1%
Federal Home Loan Mortgage Corp. REMICS 4.000% 09/15/15	$31,882	$32,126
4.500% 03/15/21	180,000	186,767
4.500% 05/15/39	289,826	311,505
5.500% 01/15/31	157,848	167,240
Federal National Mortgage Association REMICS 4.500% 10/25/39	207,168	212,782
5.000% 12/25/15	67,241	67,518
5.000% 12/25/16	150,000	155,252
Government National Mortgage Association 4.000% 05/16/39	117,817	121,371
		1,254,561
Non-Agency—0.3%
American Mortgage Trust 8.445% 09/27/22 (07/01/10) (d)(e)(i)	5,557	3,369
Countrywide Alternative Loan Trust 5.500% 10/25/35	366,406	307,204
Washington Mutual Alternative Mortgage Pass-Through Certificates 5.500% 10/25/35	78,849	72,444
		383,017
Total Collateralized Mortgage Obligations (cost of $1,577,179)		1,637,578
ASSET-BACKED SECURITIES—0.8%
Franklin Auto Trust 5.360% 05/20/16	632,000	650,012
Green Tree Financial Corp. 6.870% 01/15/29	60,521	64,358
Harley-Davidson Motorcycle Trust 5.350% 03/15/13	259,325	264,696
Total Asset-Backed Securities (cost of $948,070)		979,066
	Shares
CONVERTIBLE PREFERRED STOCKS—0.2%
Financials—0.2%
Commercial Banks—0.1%
Fifth Third Bancorp., 8.500%	500	61,265
Diversified Financial Services—0.1%
Citigroup, Inc., 7.500%	1,153	130,289
Total Convertible Preferred Stocks (cost of $197,025)		191,554

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
CONVERTIBLE BOND—0.0%
Energy—0.0%
Energy Equipment & Services—0.0%
Cameron International Corp. 2.500% 06/15/26	$7,000	$7,840
Total Convertible Bond (cost of $8,276)		7,840
	Shares
INVESTMENT COMPANY—2.0%
iShares MSCI Japan Index Fund	246,000	2,263,200
Total Investment Company (cost of $2,428,020)		2,263,200
	Par
SHORT-TERM OBLIGATION—4.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by U.S. Government Agency obligations with various maturities to 01/19/16, market value $5,356,669 (repurchase proceeds $5,233,000)	$5,233,000	5,233,000
Total Short-Term Obligation (cost of $5,233,000)		5,233,000
Total Investments—99.2% (cost of $108,989,880) (j)		112,652,769
Other Assets & Liabilities, Net—0.8%		856,011
Net Assets—100.0%		$113,508,780

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities, which are not illiquid, amounted to $3,058,660, which represents 2.7% of net assets.

(c)  Security purchased on a delayed delivery basis.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2010.

(e)  Parenthetical date represents the next interest rate reset date for the security.

(f)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2010, the value of this security amounted to $49,375, which represents less than 0.1% of net assets.

(h)  A portion of this security with a market value of $40,369 is pledged as collateral for open futures contracts.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2010, the value of these securities amounted to $3,369, which represents less than 0.1% of net assets.

(j)  Cost for federal income tax purposes is $109,057,339.

The following table summarizes the inputs used as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$6,029,287	$1,663,046	$—	$7,692,333
Consumer Staples	3,332,344	794,713	—	4,127,057
Energy	6,067,210	597,563	—	6,664,773
Financials	8,064,401	1,281,900	—	9,346,301
Health Care	5,895,172	793,280	—	6,688,452
Industrials	6,176,459	1,459,055	—	7,635,514
Information Technology	9,760,528	695,250	—	10,455,778
Materials	3,090,962	832,254	—	3,923,216
Telecommunication Services	931,897	187,673	—	1,119,570
Utilities	1,962,481	92,129	—	2,054,610
Total Common Stocks	51,310,741	8,396,863	—	59,707,604
Total Corporate Fixed-Income Bonds & Notes	—	15,522,227	—	15,522,227
Government & Agency Obligations
Foreign Government Obligations	—	733,291	—	733,291
U.S. Government Agencies	—	822,639	—	822,639
U.S. Government Obligations	9,765,439	—	—	9,765,439
Total Government & Agency Obligations	9,765,439	1,555,930	—	11,321,369
Total Mortgage-Backed Securities	—	9,627,395	—	9,627,395
Total Commercial Mortgage-Backed Securities	—	6,161,936	—	6,161,936
Collateralized Mortgage Obligations
Agency	—	1,254,561	—	1,254,561
Non - Agency	—	379,648	3,369	383,017
Total Collateralized Mortgage Obligations	—	1,634,209	3,369	1,637,578
Total Asset-Backed Securities	—	979,066	—	979,066
Total Convertible Preferred Stocks	130,289	61,265	—	191,554
Total Convertible Bond	—	7,840	—	7,840
Total Investment Company	2,263,200	—	—	2,263,200
Total Short-Term Obligation	—	5,233,000	—	5,233,000
Total Investments	63,469,669	49,179,731	3,369	112,652,769
Unrealized Depreciation on Futures Contracts	(182,440)	—	—	(182,440)
Value of Written Put Option Contracts	(2,100)	—	—	(2.100)
Total	$63,285,129	$49,179,731	$3,369	$112,468,229

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Collateralized Mortgage Obligations are valued using a market approach. To determine fair value for these securities, management considered estimates of the securities cash flow and loan performance data. Management also took into account available market data, including observed yields on securities management deemed comparable.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers between Levels 1 and 2 during the period.

The following table reconciles asset balances for the six month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Collateralized Mortgage Obligations
Non-Agency	$3,770	$—	$53	$207	$—	$(661)	$—	$—	$3,369

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $207. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12*	$267,808	$—	$267,443	$5,042	$—

*As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from January 1, 2010 through April 30, 2010.

At June 30, 2010, the Fund held the following open long futures contracts:

Equity Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	11	$2,823,150	$2,923,027	Sept-2010	$(99,877)

At June 30, 2010, the Fund held the following open short futures contracts:

Interest Rate/ Currency Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
5-Year U.S. Treasury Notes	13	$1,538,570	$1,524,067	Sept-2010	$(14,503)
JPY Currency Futures	16	2,263,000	2,194,940	Sept-2010	(68,060)
					$(82,563)

At June 30, 2010, cash of $292,500 was pledged as collateral for open futures contracts.

For the six months ended June 30, 2010, transactions in written put option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2009	—	—
Options written	7	$1,382
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	—	—
Options outstanding at June 30, 2010	7	$1,382

At June 30, 2010, the Fund held the following written put option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Dendreon Corp.	$30.0	7	08/21/10	$1,382	$(2,100)
Total written put option contracts: (proceeds $1,382)

As of June 30, 2010, cash of $122,050 was pledged as collateral for open written put option contracts.

At June 30, 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	52.6
Corporate Fixed-Income Bonds & Notes	13.7
Government & Agency Obligations	10.0
Mortgage-Backed Securities	8.5
Commercial Mortgage-Backed Securities	5.4
Collateralized Mortgage Obligations	1.4
Asset-Backed Securities	0.8
Convertible Preferred Stocks	0.2
Convertible Bond	0.0	*
	92.6
Investment Company	2.0
Short-Term Obligation	4.6
Other Assets & Liabilities, Net	0.8
	100.0

*Rounds to less than 0.01%.

Acronym	Name
ADR	American Depositary Receipt

JPY	Japanese Yen

PIK	Payment-In-Kind

REMICS	Real Estate Mortgage Investment Conduits

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$108,989,880
Investments, at value	$112,652,769
Cash	152,977
Foreign currency (cost of $55,420)	55,242
Cash collateral for open futures contracts	292,500
Cash collateral for open written put option contracts	122,050
Receivable for:
Investments sold	557,080
Fund shares sold	19,019
Futures variation margin	1,016
Dividends	69,105
Interest	418,972
Foreign tax reclaims	20,632
Expense reimbursement due from investment advisor	19,826
Trustees' deferred compensation plan	30,586
Prepaid expenses	3,846
Other assets	11
Total Assets	114,415,631
Liabilities
Written put option contracts, at value (premium of $1,382)	2,100
Payable for:
Investments purchased	535,622
Investments purchased on delayed delivery	5,000
Fund shares repurchased	153,183
Futures variation margin	24,325
Foreign capital gains taxes withheld	895
Investment advisory fee	43,443
Administration fee	14,481
Pricing and bookkeeping fees	11,257
Transfer agent fee	66
Trustees' fees	12,825
Audit fee	21,542
Custody fee	32,551
Distribution fees — Class B	5,306
Chief compliance officer expenses	144
Trustees' deferred compensation plan	30,586
Other liabilities	13,525
Total Liabilities	906,851
Net Assets	$113,508,780
Net Assets Consist of
Paid-in capital	$132,343,859
Undistributed net investment income	4,261,883
Accumulated net realized loss	(26,576,400)
Net unrealized appreciation (depreciation) on:
Investments	3,662,889
Foreign currency translations	602
Futures contracts	(182,440)
Written put option contracts	(718)
Foreign capital gains tax	(895)
Net Assets	$113,508,780
Class A
Net assets	$88,714,181
Shares outstanding	8,182,547
Net asset value per share	$10.84
Class B
Net assets	$24,794,599
Shares outstanding	2,300,527
Net asset value per share	$10.78

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$522,750
Interest	1,270,840
Interest from affiliates	5,042
Foreign taxes withheld	(19,850)
Total Investment Income	1,778,782
Expenses
Investment advisory fee	274,846
Administration fee	91,615
Distribution fees — Class B	33,734
Transfer agent fee	314
Pricing and bookkeeping fees	61,292
Trustees' fees	5,951
Custody fee	116,323
Chief compliance officer expenses	328
Other expenses	55,725
Total Expenses	640,128
Fees waived or expenses reimbursed by investment advisor	(117,502)
Fees waived by distributor — Class B	(13,484)
Custody earnings credit	(284)
Net Expenses	508,858
Net Investment Income	1,269,924
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax, Futures Contracts and Written Put Option Contracts
Net realized gain (loss) on:
Investments	5,358,694
Foreign currency transactions	5,320
Futures contracts	(73,733)
Net realized gain	5,290,281
Net change in unrealized appreciation (depreciation) on:
Investments	(8,659,397)
Foreign currency translations	(3,300)
Futures contracts	(176,227)
Written put option contracts	(718)
Foreign capital gains tax	18,564
Net change in unrealized appreciation (depreciation)	(8,821,078)
Net Loss	(3,530,797)
Net Decrease Resulting from Operations	$(2,260,873)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$1,269,924	$2,926,610
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	5,290,281	(12,506,968)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax, futures contracts and written options	(8,821,078)	34,990,627
Net increase (decrease) resulting from operations	(2,260,873)	25,410,269
Distributions to Shareholders
From net investment income:
Class A	—	(3,765,953)
Class B	—	(1,065,958)
Total distributions to shareholders	—	(4,831,911)
Net Capital Stock Transactions	(9,342,782)	(18,950,858)
Total increase (decrease) in net assets	(11,603,655)	1,627,500
Net Assets
Beginning of period	125,112,435	123,484,935
End of period	$113,508,780	$125,112,435
Undistributed net investment income at end of period	$4,261,883	$2,991,959

Capital Stock Activity

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	125,169	$1,428,150	159,266	$1,577,216
Distributions reinvested	—	—	390,254	3,765,953
Redemptions	(739,483)	(8,371,327)	(1,785,020)	(17,419,209)
Net decrease	(614,314)	(6,943,177)	(1,235,500)	(12,076,040)
Class B
Subscriptions	113,244	1,256,591	46,184	468,157
Distributions reinvested	—	—	110,922	1,065,958
Redemptions	(324,529)	(3,656,196)	(880,129)	(8,408,933)
Net decrease	(211,285)	(2,399,605)	(723,023)	(6,874,818)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$11.08		$9.32		$15.25	$15.82	$15.40	$14.83
Income from Investment Operations:
Net investment income (b)	0.12		0.25		0.35	0.38	0.36	0.33
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax, futures contracts and written options	(0.36)		1.93		(4.24)	1.06	1.36	0.61
Total from investment operations	(0.24)		2.18		(3.89)	1.44	1.72	0.94
Less Distributions to Shareholders:
From net investment income	—		(0.42)		(0.44)	(0.46)	(0.41)	(0.37)
From net realized gains	—		—		(1.60)	(1.55)	(0.89)	—
Total distributions to shareholders	—		(0.42)		(2.04)	(2.01)	(1.30)	(0.37)
Net Asset Value, End of Period	$10.84		$11.08		$9.32	$15.25	$15.82	$15.40
Total return (c)(d)(e)	(2.17	)%(f)	24.00	%(g)	(28.32)%	9.19%	11.79%	6.53	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.80	%(j)	0.80%		0.75%	0.75%	0.75%	0.75%
Waiver/Reimbursement	0.19	%(j)	0.20%		0.12%	0.09%	0.04%	0.04%
Net investment income (i)	2.11	%(j)	2.48%		2.75%	2.39%	2.29%	2.28%
Portfolio turnover rate	58	%(f)	103%		94%	100%	104%	92%
Net assets, end of period (000s)	$88,714		$97,435		$93,500	$162,538	$183,605	$187,987

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Not annualized.

(g)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$11.02		$9.27		$15.18	$15.75	$15.34	$14.77
Income from Investment Operations:
Net investment income (b)	0.11		0.23		0.32	0.35	0.33	0.31
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax, futures contracts and written options	(0.35)		1.92		(4.21)	1.07	1.36	0.61
Total from investment operations	(0.24)		2.15		(3.89)	1.42	1.69	0.92
Less Distributions to Shareholders:
From net investment income	—		(0.40)		(0.42)	(0.44)	(0.39)	(0.35)
From net realized gains	—		—		(1.60)	(1.55)	(0.89)	—
Total distributions to shareholders	—		(0.40)		(2.02)	(1.99)	(1.28)	(0.35)
Net Asset Value, End of Period	$10.78		$11.02		$9.27	$15.18	$15.75	$15.34
Total return (c)(d)(e)	(2.18	)%(f)	23.79	%(g)	(28.45)%	9.07%	11.60%	6.40	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.95	%(j)	0.95%		0.90%	0.90%	0.90%	0.90%
Waiver/Reimbursement	0.29	%(j)	0.30%		0.22%	0.19%	0.14%	0.14%
Net investment income (i)	1.96	%(j)	2.34%		2.60%	2.24%	2.14%	2.13%
Portfolio turnover rate	58	%(f)	103%		94%	100%	104%	92%
Net assets, end of period (000s)	$24,795		$27,677		$29,985	$52,995	$60,276	$63,836

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Not annualized.

(g)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Treasury Inflation Protected Securities—The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Income Recognition—Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$4,831,911

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$8,581,189
Unrealized depreciation	(4,985,759)
Net unrealized appreciation	$3,595,430

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$9,229,302
2017	19,770,059
$28,999,361

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. ("NIMNAI") has been retained by the New Advisor to serve as the investment sub-advisor and to manage the portion of the Fund's assets allocated to foreign securities. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. The New Advisor, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by NIMNAI. Prior to the Closing, NIMNAI provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the New Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the average daily net assets attributable to Class B shares. These arrangements may be modified or terminated by the New Advisor or the New Distributor at any time. Prior to May 1, 2010, Columbia and the Previous Distributor voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivative instruments including futures and options contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity risk: Equity risk relates to change in value of equity securities such as common stocks due to general

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest rate risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Foreign exchange rate risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures—The Fund entered into U.S. Treasury Note futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and, equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and currency futures contracts to neutralize foreign currency exposure.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended June 30, 2010, the Fund entered into 48 futures contracts.

Options—The Fund had written put options to increase the Fund's exposure to equity risk on investments. Written put options become more valuable as the price of the underlying instruments appreciates relative to the strike price.

Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended June 30, 2010, the Fund entered into 7 written put options contracts.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2010.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value		Liabilities	Fair Value
Futures variation margin	$1,016	*	Futures variation margin	$24,325	*
Written options	—		Written options	2,100
Total	1,016			$26,425

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures contracts	Equity/Interest rate/ Currency risk	$(73,733)	$(176,227)
Written options	Equity	—	(718)

Note 7. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $67,124,149 and $71,616,837, respectively, of which $9,892,233 and $15,144,966, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 71.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Asset-Backed Securities Risk—The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / June 30, 2010 (Unaudited)

uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Board Consideration and Approval of Advisory Agreements and the Subadvisory Agreements

Columbia Asset Allocation Fund, Variable Series

The Board unanimously approved the Advisory Agreements and the Subadvisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements and subadvisory agreements (the "Advisory Agreements" and the "Subadvisory Agreements," respectively) for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements and the Subadvisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements or the Subadvisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved (i) the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund, and (ii) the Subadvisory Agreements with Nordea Investment Management North America, Inc. (the "Subadviser") for Columbia Asset Allocation Fund, Variable Series and Columbia Liberty Fund (the "Subadvised Funds"). Prior to their approval of the Advisory Agreements and the Subadvisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements and subadvisory agreements (the "Former Advisory Agreements" and the "Former Subadvisory Agreements," respectively) on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia and the Subadviser, and discussed such materials with representatives of Columbia and the Subadviser. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements, the Subadvisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement and each Subadvisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA, its parent, Ameriprise, and the Subadviser;

(ii)  the capabilities of CMIA and the Subadviser with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA and the Subadviser that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of the Subadvisory Agreements, including that they were substantially identical to those of the Former Subadvisory Agreements;

(vi)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vii)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(viii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements and the Former Subadvisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund and the subadvisory fee rates for the Subadvised Funds were sufficient to warrant their approval;

(ix)  that the advisory fee rates payable by each Fund would not change;

(x)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements and the Subadvisory Agreements;

(xi)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xii)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA, its affiliates and the Subadviser and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by each of CMIA and the Subadviser with respect to the nature, extent and quality of services to be provided by it, CMIA's and the Subadviser's compliance programs and compliance records, the ability of CMIA and the Subadviser (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's and the Subadviser's investment research capabilities and the other resources that they indicated they would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers (including the Subadviser). The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements and the Subadvisory Agreements supported the approval of such agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees also considered the fact that the subadvisory fee rates under the Former Subadvisory Agreements are the same as those currently in effect under the Subadvisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements and the Former Subadvisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory and subadvisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements and the Subadvisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory and Subadvisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA and the Subadviser regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. The Trustees noted that the fees under the Subadvisory Agreements, like those under the Former Subadvisory Agreements, were the product of arm's-length bargaining between Columbia and the Subadviser. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund, and the profitability to the Subadviser of its relationship with each Subadvised Fund, supported the approval of the Advisory Agreements and the Subadvisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements and the Subadvisory Agreements.

Other Benefits to CMIA and the Subadviser. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates or by the Subadviser as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's and the Subadviser's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement and each Subadvisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

Columbia Asset Allocation Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,351,355	1,757,833	6,471,596	0

Proposal 2: A proposed Investment Subadvisory Agreement with Nordea Investment Management North America, Inc. was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,361,307	1,705,796	6,513,681	0

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,600,156	4,135,971	6,844,657	0

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

Important Information About This Report

A description of the policies and procedures that Columbia Asset Allocation Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Asset Allocation Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1475 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Federal Securities Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Federal Securities Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (01/01/89)	4.28	7.07	4.74	5.76
Class B (06/01/00)	4.12	6.81	4.48	5.51
Citigroup Government/ Mortgage Bond Index	5.15	7.23	5.87	6.43

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	10.05	10.48
Class B	9.96	10.37

Annual operating expense ratio (%)*

Class A	0.74
Class B	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.80	1,021.92	2.94	2.91	0.58
Class B	1,000.00	1,000.00	1,041.20	1,020.68	4.20	4.16	0.83

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES—52.6%
Federal Home Loan Mortgage Corp. 5.500% 08/01/17	$27,975	$30,368
5.500% 12/01/17	15,071	16,360
5.586% 08/01/37 (07/01/10) (a)(b)	379,943	404,306
5.639% 06/01/37 (07/01/10) (a)(b)	318,363	339,158
5.721% 06/01/36 (07/01/10) (a)(b)	476,311	505,852
6.000% 04/01/32	12,495	13,792
6.000% 03/01/38	3,834,416	4,168,969
7.000% 06/01/16	5,371	5,821
7.000% 01/01/26	31,582	35,801
TBA: 4.500% 07/01/40 (c)	4,000,000	4,142,500
5.500% 07/01/40 (c)	1,000,000	1,072,969
Federal National Mortgage Association 4.420% 10/01/19	580,187	615,851
4.430% 10/01/19	1,421,717	1,509,732
4.500% 03/01/24	1,850,190	1,955,618
4.500% 09/01/39	1,895,097	1,967,703
4.500% 11/01/39	725,708	753,512
4.570% 01/01/20	149,201	159,670
4.600% 01/01/20	248,714	266,655
5.000% 11/01/17 (d)	1,851,211	1,991,064
5.000% 06/01/35 (c)	2,057,066	2,186,040
5.030% 05/01/24	455,000	487,806
5.457% 10/01/37 (07/01/10) (a)(b)	172,605	183,348
5.500% 02/01/33	1,508,769	1,627,207
5.500% 09/01/35	2,000,000	2,153,958
5.500% 07/01/36	701,240	755,192
6.000% 08/01/22	16,621	18,337
6.000% 12/01/23	61,970	67,423
6.000% 02/01/24	51,000	55,676
6.000% 03/01/24	12,607	13,763
6.000% 09/01/36	1,065,930	1,160,098
6.500% 11/01/23	10,829	12,049
6.500% 01/01/24	15,806	17,556
6.500% 08/01/25	24,244	26,810
6.500% 12/01/25	7,955	8,797
6.500% 01/01/26	4,131	4,568
6.500% 08/01/31	3,159	3,526
7.000% 07/01/11	4,760	4,928
7.000% 03/01/15	4,365	4,696
7.000% 03/01/29	67,893	76,921
TBA: 4.500% 07/01/40 (c)	500,000	518,203
4.500% 07/01/40 (c)	500,000	527,422
5.000% 07/01/40 (c)	5,200,000	5,501,439
5.000% 07/01/40 (c)	750,000	800,156
5.500% 07/01/40 (c)	1,000,000	1,073,438
6.500% 07/01/40 (c)	1,500,000	1,642,734
Government National Mortgage Association 3.625% 07/20/22 (07/01/10) (a)(b)	14,181	14,581
3.625% 07/20/25 (07/01/10) (a)(b)	25,461	26,178
6.000% 03/15/29	40,488	44,806
6.500% 10/15/13	4,494	4,895

	Par	Value
I.O., 7.300% 12/16/25 (07/01/10) (a)(b)	$752,557	$131,529
Total Mortgage-Backed Securities (cost of $38,464,803)		39,109,781
GOVERNMENT & AGENCY OBLIGATIONS—47.6%
U.S. Government Agencies—7.0%
Federal Home Loan Banks 2.250% 04/13/12 (e)	3,000,000	3,082,368
Federal Home Loan Mortgage Corp. 4.875% 06/13/18 (e)	865,000	979,054
Federal National Mortgage Association 2.500% 05/15/14 (e)	1,095,000	1,130,410
U.S. Government Agencies Total		5,191,832
U.S. Government Obligations—40.6%
U.S. Treasury Bill (f) 07/15/10	4,000,000	3,999,767
U.S. Treasury Bonds 3.500% 05/15/20 (e)	1,000,000	1,046,560
4.250% 05/15/39	25,000	26,434
4.500% 02/15/36 (e)	1,724,000	1,904,482
6.875% 08/15/25	1,037,000	1,438,837
U.S. Treasury Notes 0.875% 03/31/11 (e)	9,295,000	9,334,216
0.875% 05/31/11	4,262,000	4,282,313
2.125% 05/31/15 (e)	1,500,000	1,525,785
2.625% 04/30/16 (e)	1,074,000	1,103,535
2.750% 02/15/19 (e)	174,000	173,347
3.125% 09/30/13	5,035,000	5,360,704
U.S. Government Obligations Total		30,195,980
Total Government & Agency Obligations (cost of $34,720,200)		35,387,812
COLLATERALIZED MORTGAGE OBLIGATIONS—13.4%
Agency—1.3%
Federal Home Loan Mortgage Corp. I.O.: 6.370% 05/15/35 (07/01/10) (a)(b)	1,023,541	162,966
7.056% 12/15/32 (07/15/10) (a)(b)	3,018,241	473,248
Federal National Mortgage Association 4.000% 01/25/30	53,359	53,358
9.250% 03/25/18	17,280	19,599
I.O.: 5.653% 06/25/33 (07/25/10) (a)(b)	1,356,806	119,009
5.653% 05/25/34 (07/25/10) (a)(b)	1,316,102	157,906
Agency Total		986,086
Non-Agency—12.1%
American Mortgage Trust 8.445% 09/27/22 (g)	2,099	1,273
ASG 10-3 A90 3.500% 01/28/37 (c)	856,000	858,140

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
BCAP LLC Trust 4.000% 07/26/37 (07/01/10) (a)(b)(h)	$783,298	$785,616
5.250% 04/26/37 (07/01/10) (a)(b)(h)	377,909	380,991
Citigroup Mortgage Loan Trust, Inc. 0.427% 01/25/37 (07/26/10) (a)(b)(h)	1,218,213	1,173,291
4.750% 05/25/35 (h)	750,000	746,250
Comfed Savings Bank 6.419% 01/25/18 (07/01/10) (a)(b)(g)	8,647	432
Credit Suisse Mortgage Capital Certificates 5.000% 02/27/37 (07/01/10) (a)(b)(h)	561,056	556,010
5.000% 04/27/37 (07/01/10) (a)(b)(h)	333,708	331,230
5.250% 10/27/36 (07/01/10) (a)(b)(h)	379,575	377,427
GSMPS Mortgage Loan Trust 7.750% 09/19/27 (a)(b)(h)	304,005	300,403
GSR Mortgage Loan Trust 4.701% 05/25/34 (07/01/10) (a)(b)	840,197	833,954
Morgan Stanley Remic Trust 6.022% 03/26/36 (07/01/10) (a)(b)(h)	495,375	500,329
RBSSP Resecuritization Trust 0.537% 02/26/46 (07/26/10) (a)(b)(h)	510,018	476,867
Wells Fargo Mortgage Backed Securities Trust 4.748% 06/25/34 (07/01/10) (a)(b)	712,976	729,035
4.755% 07/25/34 (07/01/10) (a)(b)	495,000	505,338
4.867% 09/25/34 (07/01/10) (a)(b)	419,092	420,758
Non-Agency Total		8,977,344
Total Collateralized Mortgage Obligations (cost of $10,027,343)		9,963,430
COMMERCIAL MORTGAGE-BACKED SECURITIES—5.4%
Bear Stearns Commercial Mortgage Securities 4.740% 03/13/40	175,000	184,327
4.933% 02/13/42 (07/01/10) (a)(b)	180,000	190,325
Citigroup Commercial Mortgage Trust 4.733% 10/15/41	110,000	114,048
GE Capital Commercial Mortgage Corp. 4.819% 01/10/38	465,000	490,591
GMAC Commercial Mortgage Securities, Inc. 5.659% 05/10/40 (07/01/10) (a)(b)	105,000	113,717
LB-UBS Commercial Mortgage Trust 4.853% 09/15/31	115,000	120,906
5.124% 11/15/32 (07/11/10) (a)(b)	100,000	106,826
Morgan Stanley Capital I 4.970% 12/15/41	365,000	387,807
5.150% 06/13/41	365,000	389,451
Morgan Stanley Dean Witter Capital I 4.740% 11/13/36	140,000	146,966
4.920% 03/12/35	355,000	375,566
5.080% 09/15/37	385,000	406,044
5.980% 01/15/39	180,000	189,821

	Par	Value
Structured Asset Securities Corp. I.O., 2.108% 02/25/28 (07/01/10) (a)(b)	$460,386	$26
Wachovia Bank Commercial Mortgage Trust 4.980% 11/15/34	290,000	305,385
5.037% 03/15/42	417,357	438,200
5.382% 10/15/44 (a)	35,000	37,451
5.726% 06/15/45	47,965	48,110
Total Commercial Mortgage-Backed Securities (cost of $3,744,407)		4,045,567
ASSET-BACKED SECURITIES—3.1%
BMW Vehicle Lease Trust 2.040% 04/15/11	90,149	90,272
Capital One Multi-Asset Execution Trust 0.420% 05/15/13 (07/15/10) (a)(b)	265,000	264,986
Entergy Gulf States Reconstruction Funding LLC 5.510% 10/01/13	50,461	53,260
Ford Credit Auto Owner Trust 1.320% 06/15/14	175,000	175,844
GSAMP Trust 0.457% 06/25/36 (07/26/10) (a)(b)	34,008	33,677
Mid-State Trust 7.340% 07/01/35	554,829	564,240
Morgan Stanley ABS Capital I 0.837% 07/25/35 (07/26/10) (a)(b)	422,702	415,856
Novastar Home Equity Loan 0.457% 06/25/36 (07/26/10) (a)(b)	363,673	357,281
Triad Auto Receivables Owner Trust 5.310% 05/13/13	370,321	378,684
Total Asset-Backed Securities (cost of $2,334,350)		2,334,100
CORPORATE FIXED-INCOME BONDS & NOTES—2.1%
Basic Materials—0.2%
Iron/Steel—0.2%
Nucor Corp. 5.000% 06/01/13	25,000	27,242
5.850% 06/01/18	90,000	103,133
Iron/Steel Total		130,375
Basic Materials Total		130,375
Consumer Cyclical—0.3%
Retail—0.3%
CVS Pass-Through Trust 8.353% 07/10/31 (h)	192,021	232,799
Retail Total		232,799
Consumer Cyclical Total		232,799

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
Energy—0.6%
Pipelines—0.6%
Energy Transfer Partners LP 6.000% 07/01/13	$110,000	$119,386
6.625% 10/15/36	175,000	167,948
Kinder Morgan Energy Partners LP 5.625% 02/15/15	15,000	16,193
6.500% 09/01/39	15,000	15,458
Plains All American Pipeline LP 5.750% 01/15/20	10,000	10,333
6.500% 05/01/18	125,000	137,572
Pipelines Total		466,890
Energy Total		466,890
Financials—0.6%
Banks—0.1%
USB Capital IX 6.189% 10/29/49 (04/15/42) (a)(b)	80,000	57,704
Banks Total		57,704
Diversified Financial Services—0.3%
Discover Financial Services 10.250% 07/15/19	15,000	17,852
International Lease Finance Corp. 4.875% 09/01/10	160,000	159,200
Diversified Financial Services Total		177,052
Insurance – 0.1%
CNA Financial Corp. 5.850% 12/15/14	10,000	10,360
Principal Life Income Funding Trusts 5.300% 04/24/13	5,000	5,407
Transatlantic Holdings, Inc. 8.000% 11/30/39	35,000	35,337
Unum Group 7.125% 09/30/16	35,000	38,456
Insurance Total		89,560
Real Estate Investment Trusts (REITs)—0.1%
Brandywine Operating Partnership LP 7.500% 05/15/15	65,000	70,875
Real Estate Investment Trusts (REITs) Total		70,875
Total Financials		395,191
Industrials—0.0%
Transportation—0.0%
BNSF Funding Trust I 6.613% 12/15/55 (a)	10,000	9,525
Transportation Total		9,525
Industrials Total		9,525
Utilities—0.4%
Electric—0.4%
Niagara Mohawk Power Corp. 4.881% 08/15/19 (h)	85,000	89,650

	Par	Value
Pacific Gas & Electric Co. 5.800% 03/01/37	$190,000	$206,501
Southern Co. 4.150% 05/15/14	5,000	5,274
Electric Total		301,425
Gas—0.0%
Sempra Energy 6.500% 06/01/16	5,000	5,737
Gas Total		5,737
Utilities Total		307,162
Total Corporate Fixed-Income Bonds & Notes (cost of $1,326,357)		1,541,942
	Shares
SECURITIES LENDING COLLATERAL—14.0%
State Street Navigator Securities Lending prime Portfolio (7 day yield of 0.274%) (i)	10,411,136	10,411,136
Total Securities Lending Collateral (cost of $10,411,136)		10,411,136
	Par ($)
SHORT-TERM OBLIGATION—2.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Government Agency obligation maturing 12/14/12, market value $1,716,594 (repurchase proceeds $1,680,000)	$1,680,000	1,680,000
Total Short-Term Obligation (cost of $1,680,000)		1,680,000
Total Investments—140.5% (cost of $102,708,596)(j)		104,473,768
Obligation to Return Collateral for Securities Loaned—(14.0)%		(10,411,136)
Other Assets & Liabilities, Net—(26.5)%		(19,708,856)
Net Assets—100.0%		74,353,776
SECURITIES SOLD SHORT—(2.1)%
GOVERNMENT & AGENCY OBLIGATIONS—(2.1)%
Federal National Mortgage Association TBA, 4.500% 07/01/40	(1,500,000)	(1,554,609)
Total Securities Sold Short (cost of $1,538,202)		(1,554,609)

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  Security purchased on a delayed delivery basis.

(d)  A portion of this security with a market value of $80,666 is pledged as collateral for open futures contracts.

(e)  All or a portion of this security was on loan at June 30, 2010. The total market value of securities on loan at June 30, 2010 is $10,236,011.

(f)  Zero coupon bond.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2010, the value of these securities amounted to $1,705, which represents less than 0.1% of net assets.

(h)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities, which are not illiquid, amounted to $5,950,863 which represents 8.0% of net assets.

(i)  Investment made with cash collateral received from securities lending activity.

(j)  Cost for federal income tax purposes is $102,859,795.

The following table summarizes the inputs used, as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$15,278,861	$23,830,920	$—	$39,109,781
Government & Agency Obligations
U.S. Government Agencies	—	5,191,832	—	5,191,832
U.S. Government Obligations	26,196,213	3,999,767	—	30,195,980
Total Government & Agency Obligations	26,196,213	9,191,599	—	35,387,812
Collateralized Mortgage Obligations
Agency	—	986,086	—	986,086
Non-Agency	—	8,975,639	1,705	8,977,344
Total Collateralized Mortgage Obligations	—	9,961,725	1,705	9,963,430
Total Commercial Mortgage-Backed Securities	—	4,045,567	—	4,045,567
Total Asset-Backed Securities	—	2,334,100	—	2,334,100
Total Corporate Fixed-Income Bonds & Notes	—	1,541,942	—	1,541,942
Total Securities Lending Collateral	10,411,136	—	—	10,411,136
Total Short-Term Obligation	—	1,680,000	—	1,680,000
Total Investments	51,886,210	52,585,853	1,705	104,473,768
Total Securities Sold Short	(1,554,609)	—	—	(1,554,609)
Unrealized Appreciation on Futures Contracts	2,960	—	—	2,960
Unrealized Depreciation on Futures Contracts	(12,277)	—	—	(12,277)
Total	$50,322,284	$52,585,853	$1,705	$102,909,842

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Collateralized Mortgage Obligations are valued using a market approach. To determine fair value for these securities, management considered estimates of the securities cash flow and loan performance data. Management also took into account available market data, including observed yields on securities management deemed comparable.

There were no significant transfers between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

The following table reconciles asset balances for the six month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2010
Collateralized Mortgage Obligations Health Care	$1,880	$—	$42	$500	$—	$(717)	$—	$—	$1,705

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at June 30, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $500. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held the following open long futures contracts:

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Ultra Long U.S Treasury Bond	4	$543,250	$540,290	Sept-2010	$2,960

At June 30, 2010, the Fund held the following open short futures contracts:

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	5	$612,734	$604,050	Sept-2010	$(8,684)
5-Year U.S. Treasury Bonds	3	355,055	351,462	Sept-2010	(3,593)
					$(12,277)

At June 30, 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Mortgage-Backed Securities	52.6
Government & Agency Obligations	47.6
Collateralized Mortgage Obligations	13.4
Commercial Mortgage-Backed Securities	5.4
Asset-Backed Securities	3.1
Corporate Fixed-Income Bonds & Notes	2.1
124.2
Securities Lending Collateral	14.0
Short-Term Obligation	2.3
Obligation to Return Collateral for Securities Loaned	(14.0)
Other Assets & Liabilities, Net	(26.5)
100.0

Acronym	Name
I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$102,708,596
Investments at value (including securities on loan of $10,236,011)	$104,473,768
Cash	437
Receivable for:
Investments sold	13,881,781
Interest	408,794
Securities lending	1,792
Futures variation margin	3,406
Expense reimbursement due from investment advisor	51,010
Trustees' deferred compensation plan	23,693
Prepaid expenses	2,466
Total Assets	118,847,147
Liabilities
Collateral on securities loaned	10,411,136
Securities sold short, at value (proceeds $1,538,202)	1,554,609
Payable for:
Investments purchased on a delayed delivery basis	30,536,213
Fund shares repurchased	1,886,360
Investment advisory fee	23,910
Administration fee	9,438
Pricing and bookkeeping fees	6,659
Transfer agent fee	20
Trustees' fees	745
Audit fee	19,448
Custody fee	2,979
Distribution fees — Class B	9,138
Chief compliance officer expenses	149
Trustees' deferred compensation plan	23,693
Interest payable for short sales	2,438
Other liabilities	6,436
Total Liabilities	44,493,371
Net Assets	$74,353,776
Net Assets Consist of
Paid-in capital	$71,982,242
Undistributed net investment income	3,980,297
Accumulated net realized loss	(3,348,211)
Net unrealized appreciation (depreciation) on:
Investments	1,765,172
Futures contracts	(9,317)
Short sales	(16,407)
Net Assets	$74,353,776
Class A
Net assets	$31,925,156
Shares outstanding	3,047,178
Net asset value per share	$10.48
Class B
Net assets	$42,428,620
Shares outstanding	4,091,405
Net asset value per share	$10.37

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Interest	$1,116,089
Securities lending	6,008
Total Investment Income	1,122,097
Expenses
Investment advisory fee	148,627
Administration fee	58,669
Distribution fees — Class B	57,311
Transfer agent fee	233
Pricing and bookkeeping fees	32,223
Trustees' fees	10,098
Custody fee	5,772
Chief compliance officer expenses	328
Other expenses	38,601
Total Expenses	351,862
Fees waived or expenses reimbursed by investment advisor	(66,245)
Custody earnings credit	(53)
Net Expenses	285,564
Net Investment Income	836,533
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Short Sales
Net realized gain on:
Investments	1,767,837
Futures contracts	2,398
Net realized gain	1,770,235
Net change in unrealized appreciation (depreciation) on:
Investments	640,487
Futures contracts	(9,317)
Short sales	(16,407)
Net change in unrealized appreciation (depreciation)	614,763
Net Gain	2,384,998
Net Increase Resulting from Operations	$3,221,531

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$836,533	$3,010,729
Net realized gain on investments and future contracts	1,770,235	850,556
Net change in unrealized appreciation (depreciation) on investments, futures contracts and short sales	614,763	(2,664,856)
Net increase resulting from operations	3,221,531	1,196,429
Distributions to Shareholders
From net investment income:
Class A	—	(2,474,233)
Class B	—	(3,409,159)
Total distributions to shareholders	—	(5,883,392)
Net Capital Stock Transactions	(10,738,927)	(14,118,907)
Total decrease in net assets	(7,517,396)	(18,805,870)
Net Assets
Beginning of period	81,871,172	100,677,042
End of period	$74,353,776	$81,871,172
Undistributed net investment income at end of period	$3,980,297	$3,143,764

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	60,140	$621,639	192,883	$2,002,690
Distributions reinvested	—	—	251,958	2,474,233
Redemptions	(375,785)	(3,850,483)	(1,413,704)	(14,635,434)
Net decrease	(315,645)	(3,228,844)	(968,863)	(10,158,511)
Class B
Subscriptions	125,420	1,266,605	522,836	5,322,688
Distributions reinvested	—	—	350,016	3,409,159
Redemptions	(861,877)	(8,776,688)	(1,243,571)	(12,692,243)
Net decrease	(736,457)	(7,510,083)	(370,719)	(3,960,396)

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007		2006(a)		2005
Net Asset Value, Beginning of Period	$10.05		$10.61		$10.47		$10.48		$10.71		$11.09
Income from Investment Operations:
Net investment income (b)	0.12		0.38		0.49		0.48		0.50		0.43
Net realized and unrealized gain (loss) on investments, futures contracts and short sales	0.31		(0.20)		0.31		0.13		(0.11)		(0.16)
Total from investment operations	0.43		0.18		0.80		0.61		0.39		0.27
Less Distributions to Shareholders:
From net investment income	—		(0.74)		(0.66)		(0.62)		(0.62)		(0.61)
From net realized gains	—		—		—		—		—		(0.04)
Total distributions to shareholders	—		(0.74)		(0.66)		(0.62)		(0.62)		(0.65)
Net Asset Value, End of Period	$10.48		$10.05		$10.61		$10.47		$10.48		$10.71
Total return (c)(d)	4.28	%(e)(f)	1.90	%(e)	8.09	%(e)	6.19%		3.72%		2.58	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.58	%(h)	0.60%		0.69%		0.68%		0.66%		0.63%
Interest expense	—		—	%(i)	—	%(i)	—		—		—
Net expenses (g)	0.58	%(h)	0.60%		0.69%		0.68%		0.66%		0.63%
Waiver/Reimbursement	0.17	%(h)	0.14%		0.01%		—		—		—	%(i)
Net investment income (g)	2.29	%(h)	3.66%		4.71%		4.63%		4.71%		4.00%
Portfolio turnover rate	122	%(f)	203	%(j)	206	%(j)	199	%(j)	89	%(j)	127	%(j)
Net assets, end of period (000s)	$31,925		$33,792		$45,962		$56,942		$65,660		$82,056

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

(j)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007		2006(a)		2005
Net Asset Value, Beginning of Period	$9.96		$10.52		$10.39		$10.40		$10.64		$11.01
Income from Investment Operations:
Net investment income (b)	0.10		0.35		0.47		0.45		0.47		0.40
Net realized and unrealized gain (loss) on investments, futures contracts and short sales	0.31		(0.19)		0.30		0.14		(0.12)		(0.15)
Total from investment operations	0.41		0.16		0.77		0.59		0.35		0.25
Less Distributions to Shareholders:
From net investment income	—		(0.72)		(0.64)		(0.60)		(0.59)		(0.58)
From net realized gains	—		—		—		—		—		(0.04)
Total distributions to shareholders	—		(0.72)		(0.64)		(0.60)		(0.59)		0.62
Net Asset Value, End of Period	$10.37		$9.96		$10.52		$10.39		$10.40		$10.64
Total return (c)(d)(e)	4.12	%(f)	1.71%		7.81%		5.97%		3.39%		2.43%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.83	%(h)	0.85%		0.89%		0.90%		0.90%		0.88%
Interest expense	—		—	%(i)	—	%(i)	—		—		—
Net expenses (g)	0.83	%(h)	0.85%		0.89%		0.90%		0.90%		0.88%
Waiver/Reimbursement	0.17	%(h)	0.14%		0.06%		0.03%		0.01%		—	%(i)
Net investment income (g)	2.04	%(h)	3.39%		4.50%		4.41%		4.48%		3.74%
Portfolio turnover rate	122	%(f)	203	%(j)	206	%(j)	199	%(j)	89	%(j)	127	%(j)
Net assets, end of period (000s)	$42,429		$48,079		$54,715		$77,771		$83,616		$92,884

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

(j)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Interest Only Securities—The Fund may invest in Interest Only Securities ("IOs"). IOs are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Short Sales—The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported at value in the Statement of Asset and Liabilities. The Fund will realize a gain if the security declines in value, and will realize a loss if the security appreciates in value. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$5,883,392

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,888,264
Unrealized depreciation	(274,291)
Net unrealized appreciation	$1,613,973

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$1,095,747
2014	2,884,088
2017	515,581
$4,495,416

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement")

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.55% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed the annual rate of 0.60% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will

16

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about the derivative type held by the Fund:

The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended June 30, 2010, the Fund entered into 17 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2010.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value		Liabilities	Fair Value
Futures variation margin	$3,406	*

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended June 30, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain	Change in Unrealized Depreciation
Futures contracts	Interest rate	$2,398	$(9,317)

17

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

Note 7. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding securities sold short and short-term obligations, for the Fund were $104,378,133 and $97,241,372, respectively, of which $51,400,846 and $42,933,750, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 79.7% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940,

18

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / June 30, 2010 (Unaudited)

and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into RiverSource Variable Portfolio – Short Duration U.S. Government Fund. Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

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Board Consideration and Approval of Advisory Agreements

Columbia Federal Securities Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

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(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

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The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

22

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia Federal Securities Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,820,310	2,650,965	3,123,970	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,150,479	3,714,473	2,730,293	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

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Important Information About This Report

A description of the policies and procedures that Columbia Federal Securities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Federal Securities Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1520 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia International Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (05/02/94)	-14.41	2.55	-0.082	-1.49
Class B (06/01/00)	-14.53	2.16	-1.06	-1.74
MSCI EAFE Index (Net)	-13.23	5.92	0.88	0.16

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	1.18	1.01
Class B	1.17	1.00

Annual operating expense ratio (%)*

Class A	1.88
Class B	2.13

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia International Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	855.90	1,019.84	4.60	5.01	1.00
Class B	1,000.00	1,000.00	854.70	1,018.60	5.75	6.26	1.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—97.5%
Consumer Discretionary—10.0%
Automobiles—2.0%
Honda Motor Co., Ltd.	2,600	$75,508
Nissan Motor Co., Ltd. (a)	32,400	224,604
Toyota Motor Corp.	2,700	92,851
		392,963
Hotels, Restaurants & Leisure—0.5%
OPAP SA	7,386	91,870
Household Durables—2.4%
Arnest One Corp.	14,800	150,229
Foster Electric Co., Ltd.	6,500	167,667
SEB SA	2,257	144,922
		462,818
Leisure Equipment & Products—0.4%
Altek Corp.	58,000	74,638
Specialty Retail—2.6%
EDION Corp.	11,900	90,662
Game Group PLC	117,470	111,808
USS Co., Ltd.	2,720	194,149
Yamada Denki Co., Ltd.	1,910	124,686
		521,305
Textiles, Apparel & Luxury Goods—2.1%
Adidas AG	3,271	157,884
LG Fashion Corp.	6,820	158,830
Youngone Corp.	12,980	87,724
		404,438
Consumer Staples—9.8%
Beverages—2.0%
Carlsberg A/S, Class B	3,035	230,743
Cott Corp. (a)	29,232	170,130
		400,873
Food & Staples Retailing—2.9%
George Weston Ltd.	1,600	109,432
Koninklijke Ahold NV	17,980	222,669
Seven & I Holdings Co., Ltd.	10,000	229,443
		561,544
Food Products—3.7%
Balrampur Chini Mills Ltd.	56,256	100,701
China Milk Products Group Ltd. (a)(b)	342,000	17,109
Marine Harvest ASA	226,584	150,041
Nestle SA, Registered Shares	4,542	219,151
Toyo Suisan Kaisha Ltd.	4,700	111,852
Viterra, Inc. (a)	17,980	119,748
		718,602
Household Products—0.1%
McBride PLC	13,160	25,466
Tobacco—1.1%
Japan Tobacco, Inc.	67	208,292

	Shares	Value
Energy—6.9%
Energy Equipment & Services—2.7%
Core Laboratories N.V.	684	$100,965
Noble Corp. (a)	5,343	165,152
Shinko Plantech Co., Ltd.	19,200	170,427
Tecnicas Reunidas SA	1,994	89,993
		526,537
Oil, Gas & Consumable Fuels—4.2%
AWE Ltd. (a)	79,340	117,476
BP PLC	41,833	200,912
Royal Dutch Shell PLC, Class B	8,140	197,080
Total SA	4,723	210,195
Yanzhou Coal Mining Co., Ltd., Class H	50,000	96,297
		821,960
Financials—23.9%
Capital Markets—3.2%
Credit Suisse Group AG, Registered Shares	3,276	123,125
Deutsche Bank AG, Registered Shares	2,488	140,667
ICAP PLC	19,559	117,241
Intermediate Capital Group PLC	37,031	135,489
Tokai Tokyo Financial Holdings	27,000	106,342
		622,864
Commercial Banks—11.6%
Australia & New Zealand Banking Group Ltd.	14,279	256,339
Banco Bilbao Vizcaya Argentaria SA	19,852	204,803
Banco Santander SA	32,845	345,135
Bank of China Ltd., Class H	247,000	124,609
BNP Paribas	4,148	221,480
Commonwealth Bank of Australia	2,580	104,569
DBS Group Holdings Ltd.	15,000	145,443
Governor & Co of the Bank of Ireland (a)	145,926	119,992
HSBC Holdings PLC	24,709	225,421
National Bank of Greece SA (a)	8,512	92,748
Sumitomo Mitsui Financial Group, Inc.	9,300	262,545
Svenska Handelsbanken AB, Class A	6,222	152,392
		2,255,476
Diversified Financial Services—0.8%
ING Groep NV (a)	21,610	160,443
Insurance—4.9%
Allianz SE, Registered Shares	1,402	139,214
Axis Capital Holdings Ltd.	5,334	158,527
Brit Insurance Holdings NV	12,504	168,418
Sampo Oyj, Class A	9,448	197,682
XL Capital Ltd.	5,131	82,147
Zurich Financial Services AG, Registered Shares	991	217,535
		963,523

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Real Estate Investment Trusts (REITs)—1.0%
Japan Retail Fund Investment Corp.	161	$195,741
Real Estate Management & Development—2.4%
Hongkong Land Holdings Ltd.	36,000	177,976
Huaku Development Co., Ltd.	77,000	189,413
Swire Pacific Ltd., Class A	9,500	107,643
		475,032
Health Care—8.9%
Biotechnology—0.6%
Amgen, Inc. (a)	2,343	123,242
Health Care Providers & Services—1.0%
Miraca Holdings, Inc.	6,500	194,731
Pharmaceuticals—7.3%
AstraZeneca PLC, ADR	7,169	337,875
GlaxoSmithKline PLC	7,275	123,291
Novartis AG, Registered Shares	2,842	137,884
Roche Holding AG, Genusschein Shares	2,444	335,619
Sanofi-Aventis SA	5,525	333,173
Santen Pharmaceutical Co., Ltd.	4,500	161,932
		1,429,774
Industrials—11.8%
Aerospace & Defense—1.8%
BAE Systems PLC	44,631	207,342
MTU Aero Engines Holding AG	2,547	141,729
		349,071
Airlines—0.4%
Turk Hava Yollari A.O. (a)	33,142	81,399
Commercial Services & Supplies—0.9%
Aeon Delight Co., Ltd.	8,600	166,954
Construction & Engineering—1.9%
CTCI Corp.	123,000	120,477
Maire Tecnimont SpA	45,502	144,799
Toyo Engineering Corp.	38,000	109,902
		375,178
Electrical Equipment—1.8%
Mitsubishi Electric Corp.	24,000	186,934
Schneider Electric SA	1,685	170,547
		357,481
Industrial Conglomerates—1.8%
DCC PLC	6,174	139,472
Tyco International Ltd.	6,292	221,667
		361,139
Machinery—0.5%
Demag Cranes AG (a)	3,505	106,714
Professional Services—0.8%
Atkins WS PLC	14,598	147,408

	Shares	Value
Trading Companies & Distributors—1.9%
ITOCHU Corp.	19,300	$150,480
Kloeckner & Co., SE (a)	4,760	83,263
Mitsui & Co., Ltd.	11,700	137,551
		371,294
Information Technology—5.2%
Electronic Equipment, Instruments & Components—1.5%
FUJIFILM Holdings Corp.	5,000	143,830
Murata Manufacturing Co., Ltd.	3,000	142,884
		286,714
Office Electronics—1.3%
Canon, Inc.	6,700	249,797
Semiconductors & Semiconductor Equipment—0.6%
MediaTek, Inc.	9,000	125,523
Software—1.8%
Autonomy Corp. PLC (a)	6,609	178,365
Nintendo Co., Ltd.	600	174,778
		353,143
Materials—10.1%
Chemicals—3.5%
BASF SE	6,036	329,303
Clariant AG, Registered Shares (a)	17,811	225,659
Hitachi Chemical Co., Ltd.	7,000	129,956
		684,918
Construction Materials—0.4%
Ciments Francais SA	992	73,844
Metals & Mining—5.4%
Aurubis AG	3,596	156,522
BHP Billiton PLC	12,544	324,599
Centerra Gold, Inc. (a)	8,581	94,471
Eastern Platinum Ltd. (a)	95,600	87,109
First Quantum Minerals Ltd.	1,361	68,462
Freeport-McMoRan Copper & Gold, Inc.	1,273	75,273
OneSteel Ltd.	30,014	74,318
Teck Resources Ltd., Class B	2,419	71,554
Thompson Creek Metals Co., Inc. (a)	11,700	101,553
		1,053,861
Paper & Forest Products—0.8%
Svenska Cellulosa AB, Class B	13,214	155,432
Telecommunication Services—5.6%
Diversified Telecommunication Services—2.5%
Bezeq Israeli Telecommunication Corp., Ltd.	62,495	136,720
Tele2 AB, Class B	11,425	170,813
Telefonica SA	3,607	66,609
Telenor ASA	9,168	115,137
		489,279

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Wireless Telecommunication Services—3.1%
Freenet AG (a)	11,463	$117,502
NTT DoCoMo, Inc.	68	102,832
Softbank Corp.	7,900	208,809
Vivo Participacoes SA, ADR	3,976	103,058
Vodafone Group PLC	37,849	78,431
		610,632
Utilities—5.3%
Electric Utilities—1.6%
Enel SpA	25,493	107,848
Fortum Oyj	9,753	214,705
		322,553
Gas Utilities—0.6%
PT Perusahaan Gas Negara Tbk	271,000	114,588
Independent Power Producers & Energy Traders—1.1%
International Power PLC	47,376	209,895
Multi-Utilities—2.0%
AGL Energy Ltd.	13,436	165,470
RWE AG	3,549	231,326
		396,796
Total Common Stocks (cost of $19,907,848)		19,075,745
INVESTMENT COMPANY—0.2%
iShares MSCI EAFE Index Fund	860	39,999
Total Investment Company (cost of $41,074)		39,999
Total Investments—97.7% (cost of $19,948,922) (c)		19,115,744
Other Assets & Liabilities, Net—2.3%		445,049
Net Assets—100.0%		$19,560,793

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2010, the value of this security amounted to $17,109, which represents 0.1% of net assets.

(c)  Cost for federal income tax purposes is $19,948,922.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$1,948,032	$—	$1,948,032
Consumer Staples	399,310	1,498,358	17,109	1,914,777
Energy	266,117	1,082,380	—	1,348,497
Financials	418,650	4,254,429	—	4,673,079
Health Care	461,117	1,286,630	—	1,747,747
Industrials	221,667	2,094,971	—	2,316,638
Information Technology	—	1,015,177	—	1,015,177
Materials	498,422	1,469,633	—	1,968,055
Telecommunication Services	103,058	996,853	—	1,099,911
Utilities	—	1,043,832	—	1,043,832
Total Common Stocks	2,368,341	16,690,295	17,109	19,075,745
Total Investment Company	39,999	—	—	39,999
Total Investments	2,408,340	16,690,295	17,109	19,115,744
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	72,095	—	72,095
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(22,058)	—	(22,058)
Total	$2,408,340	$16,740,332	$17,109	$19,165,781

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors including, but not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer since the halt date, and the position of the security within the respective company's capital structure.

There were no significant transfers between Levels 1 and 2 during the period.

The following table reconciles asset balances for the six month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2010
Common Stocks
Consumer Staples	$—	$—	$(4,774)	$(59,956)	$—	$(1,897)	$83,736	$—	$17,109

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $59,956.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$83,736	$83,736	$—

Financial assets were transferred from Level 2 to Level 3 due to the suspension of the security from trading. As a result, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

For the six months ended June 30, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2009	38	$1,463
Options written	425	14,851
Options terminated in closing purchase transactions	(184)	(6,138)
Options exercised	—	—
Options expired	(279)	(10,176)
Options outstanding at June 30, 2010	—	$—

Forward foreign currency exchange contracts outstanding on June 30, 2010 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	AUD	$882,401	$866,894	08/26/10	$15,507
UBS AG	CHF	288,813	274,618	08/26/10	14,195
UBS AG	EUR	1,346,735	1,352,061	08/26/10	(5,326)
UBS AG	GBP	1,310,284	1,282,421	08/26/10	27,863
UBS AG	ILS	96,441	97,640	08/26/10	(1,199)
UBS AG	JPY	97,490	94,352	08/26/10	3,138
UBS AG	NOK	157,986	157,222	08/26/10	764
UBS AG	SEK	138,891	136,777	08/26/10	2,114
UBS AG	SGD	137,242	136,325	08/26/10	917
UBS AG	TWD	75,975	75,826	08/26/10	149
					$58,122
Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	AUD	$76,112	$76,462	08/26/10	$350
UBS AG	CAD	686,448	685,317	08/26/10	(1,131)
UBS AG	CHF	60,363	56,925	08/26/10	(3,438)
UBS AG	DKK	57,630	57,940	08/26/10	310
UBS AG	EUR	787,736	789,870	08/26/10	2,134
UBS AG	ILS	153,276	155,117	08/26/10	1,841
UBS AG	JPY	436,125	426,636	08/26/10	(9,489)
UBS AG	KRW	279,431	278,903	08/26/10	(528)
UBS AG	NOK	265,098	267,071	08/26/10	1,973
UBS AG	SEK	77,076	76,129	08/26/10	(947)
UBS AG	TWD	679,120	679,960	08/26/10	840
					$(8,085)

The Fund was invested in the following countries at June 30, 2010:

Country	Value	% of Total Investments
Japan	$4,666,369	24.4
United Kingdom	2,789,043	14.6
Germany	1,604,124	8.4
Switzerland	1,258,972	6.6
France	1,154,161	6.0
United States	866,006	4.5
Canada	822,460	4.3
Australia	718,171	3.8
Spain	706,539	3.7
Taiwan	510,052	2.7
Netherlands	484,077	2.5
Sweden	478,638	2.5
Finland	412,386	2.2
Hong Kong	285,619	1.5
Norway	265,178	1.4
Ireland	259,464	1.4
Italy	252,647	1.3
Korea Republic	246,554	1.3
China	238,014	1.2
Denmark	230,743	1.2
Greece	184,618	1.0
Singapore	145,443	0.8
Israel	136,720	0.7
Indonesia	114,588	0.6
Brazil	103,058	0.5
India	100,701	0.5
Turkey	81,399	0.4
	$19,115,744	100.0

Securities are listed by country of domicile.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$19,948,922
Investments, at value	$19,115,744
Foreign currency (cost of $59,690)	59,972
Unrealized appreciation on forward foreign currency exchange contracts	72,095
Receivable for:
Investments sold	315,034
Fund shares sold	246,731
Dividends	42,419
Foreign tax reclaims	30,332
Expense reimbursement due from investment advisor	14,358
Trustees' deferred compensation plan	13,899
Prepaid expenses	747
Total Assets	19,911,331
Liabilities
Payable to custodian bank	215,652
Unrealized depreciation on forward foreign currency exchange contracts	22,058
Payable for:
Investments purchased	24,474
Fund shares repurchased	18,214
Investment advisory fee	14,640
Pricing and bookkeeping fees	5,242
Transfer agent fee	14
Trustees' fees	257
Audit fee	18,672
Custody fee	9,021
Distribution fees — Class B	348
Chief compliance officer expenses	77
Trustees' deferred compensation plan	13,899
Other liabilities	7,970
Total Liabilities	350,538
Net Assets	$19,560,793
Net Assets Consist of
Paid-in capital	$32,146,368
Undistributed net investment income	1,004,743
Accumulated net realized loss	(12,807,076)
Net unrealized appreciation (depreciation) on:
Investments	(833,178)
Foreign currency translations and forward foreign currency exchange contracts	49,936
Net Assets	$19,560,793
Class A
Net assets	$17,930,259
Shares outstanding	17,780,030
Net asset value per share	$1.01
Class B
Net assets	$1,630,534
Shares outstanding	1,632,221
Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia International Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$447,242
Interest	15
Foreign taxes withheld	(59,914)
Total Investment Income	387,343
Expenses
Investment advisory fee	98,259
Distribution fees — Class B	2,339
Transfer agent fee	135
Pricing and bookkeeping fees	26,498
Trustees' fees	8,542
Custody fee	29,550
Audit fee	19,183
Reports to shareholders	10,898
Chief compliance officer expenses	282
Other expenses	6,939
Total Expenses	202,625
Fees waived or expenses reimbursed by investment advisor	(87,487)
Custody earnings credit	(1)
Net Expenses	115,137
Net Investment Income	272,206
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Foreign Currency Exchange Contracts and Written Options
Net realized gain (loss) on:
Investments	132,962
Foreign currency transactions and forward foreign currency exchange contracts	(418,449)
Written options	13,196
Net realized loss	(272,291)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,518,108)
Foreign currency translations and forward foreign currency exchange contracts	98,035
Written options	(629)
Net change in unrealized appreciation (depreciation)	(3,420,702)
Net Loss	(3,692,993)
Net Decrease Resulting from Operations	$(3,420,787)

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$272,206	$530,012
Net realized loss on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written options, net of foreign capital gains tax	(272,291)	(3,639,673)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and written options	(3,420,702)	8,821,601
Net increase (decrease) resulting from operations	(3,420,787)	5,711,940
Distributions to Shareholders
From net investment income:
Class A	—	(103,466)
Class B	—	(2,238)
Total distributions to shareholders	—	(105,704)
Net Capital Stock Transactions	(1,414,135)	(3,846,851)
Total increase (decrease) in net assets	(4,834,922)	1,759,385
Net Assets
Beginning of period	24,395,715	22,636,330
End of period	$19,560,793	$24,395,715
Undistributed net investment income at end of period	$1,004,743	$732,537

Capital Stock Activity

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	900,240	$974,180	1,059,563	$1,103,772
Distributions reinvested	—	—	102,441	103,466
Redemptions	(2,034,608)	(2,265,539)	(4,969,620)	(4,722,590)
Net decrease	(1,134,368)	(1,291,359)	(3,807,616)	(3,515,352)
Class B
Subscriptions	22,333	22,968	46,155	41,256
Distributions reinvested	—	—	2,238	2,238
Redemptions	(129,317)	(145,744)	(388,116)	(374,993)
Net decrease	(106,984)	(122,776)	(339,723)	(331,499)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia International Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$1.18		$0.91	$2.15		$2.46		$2.15		$1.90
Income from Investment Operations:
Net investment income (a)	0.01		0.02	0.05		0.04		0.04		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, written options and net of foreign capital gains tax	(0.18)		0.26	(0.85)		0.19		0.48		0.22
Total from investment operations	(0.17)		0.28	(0.80)		0.23		0.52		0.25
Less Distributions to Shareholders:
From net investment income	—		(0.01)	(0.06)		(0.08)		(0.04)		—
From net realized gains	—		—	(0.38)		(0.46)		(0.17)		—
Total distributions to shareholders	—		(0.01)	(0.44)		(0.54)		(0.21)		—
Net Asset Value, End of Period	$1.01		$1.18	$0.91		$2.15		$2.46		$2.15
Total return (b)(c)(d)	(14.41	)%(e)	30.34%	(44.83)%		7.79	%(f)	25.17%		13.16%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.00	%(g)(h)	1.00%	0.95	%(h)	0.95	%(h)	0.95	%(h)	0.95	%(h)
Waiver/Reimbursement	0.78	%(g)	0.88%	0.53%		0.37%		0.28%		0.20%
Net investment income	2.43	%(g)(h)	2.42%	3.03	%(h)	1.81	%(h)	1.64	%(h)	1.49	%(h)
Portfolio turnover rate	41	%(e)	75%	84%		69%		90%		67%
Net assets, end of period (000s)	$17,930		$22,357	$20,756		$47,253		$59,317		$61,525

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia International Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$1.17		$0.90	$2.13		$2.45		$2.14		$1.90
Income from Investment Operations:
Net investment income (a)	0.01		0.02	0.04		0.04		0.03		0.02
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, written options and net of foreign capital gains tax	(0.18)		0.25	(0.84)		0.17		0.48		0.22
Total from investment operations	(0.17)		0.27	(0.80)		0.21		0.51		0.24
Less Distributions to Shareholders:
From net investment income	—		— (b)	(0.05)		(0.07)		(0.03)		—
From net realized gains	—		—	(0.38)		(0.46)		(0.17)		—
Total distributions to shareholders	—		— (b)	(0.43)		(0.53)		(0.20)		—
Net Asset Value, End of Period	$1.00		$1.17	$0.90		$2.13		$2.45		$2.14
Total return (c)(d)(e)	(14.53	)%(f)	30.16%	(45.02)%		7.18	%(g)	25.04%		12.63%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	1.25	%(h)(i)	1.25%	1.20	%(i)	1.20	%(i)	1.20	%(i)	1.20	%(i)
Waiver/Reimbursement	0.78	%(h)	0.88%	0.53%		0.37%		0.28%		0.20%
Net investment income	2.18	%(h)(i)	2.19%	2.75	%(i)	1.55	%(i)	1.37	%(i)	1.20	%(i)
Portfolio turnover rate	41	%(f)	75%	84%		69%		90%		67%
Net assets, end of period (000s)	$1,631		$2,039	$1,881		$4,454		$6,450		$6,249

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  Annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia International Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is operating as a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

12

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.
Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

13

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$105,704

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$2,002,073
Unrealized depreciation	(2,835,251)
Net unrealized depreciation	$(833,178)

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$4,389,793
2011	339,845
2016	803,742
2017	6,829,249
$12,362,629

Of the capital loss carryforwards attributable to the Fund, $252,102 ($173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $79,096 expiring 12/31/10 remains from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 1.00% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010,

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including foreign forward currency exchange contracts and options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign exchange rate risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended June 30, 2010, the Fund entered into 179 forward foreign currency exchange contracts.

Options—The Fund wrote covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

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Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended June 30, 2010, the Fund entered into 18 written options contracts.

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2010.

	Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Forward foreign currency exchange contracts	Unrealized appreciation	$72,095	Unrealized depreciation	$(22,058)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign exchange rate risk	$(408,482)	$102,114
Written options	Equity risk	13,196	(629)

Note 7. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $9,143,564 and $10,971,853, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of June 30, 2010, one shareholder account owned 84.6% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

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Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / June 30, 2010 (Unaudited)

Note 10. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into Threadneedle Variable Portfolio—International Opportunity Fund. Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

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Board Consideration and Approval of Advisory Agreements

Columbia International Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

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(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

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The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

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redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia International Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,237,796	385,796	1,604,520	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,860,584	903,528	1,464,000	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

25

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Important Information About This Report

A description of the policies and procedures that Columbia International Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively, the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia International Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1480 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Large Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (01/01/89)	-6.38	14.26	0.66	-6.31
Class B (06/01/00)	-6.44	14.06	0.50	-6.48
Russell 1000 Growth Index	-7.65	13.62	0.38	-5.14

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	24.94	23.35
Class B	24.84	23.24

Annual operating expense ratio (%)*

Class A	0.94
Class B	1.19

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	936.20	1,020.73	3.94	4.11	0.82
Class B	1,000.00	1,000.00	936.00	1,019.98	4.66	4.86	0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in each share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—95.6%
Consumer Discretionary—12.1%
Auto Components—0.9%
Autoliv, Inc. (a)	9,890	$473,237
Hotels, Restaurants & Leisure—2.6%
Las Vegas Sands Corp. (a)	19,620	434,387
McDonald's Corp.	4,530	298,391
Starbucks Corp.	26,340	640,062
		1,372,840
Internet & Catalog Retail—0.8%
Amazon.com, Inc. (a)	4,070	444,688
Media—0.7%
Viacom, Inc., Class B	11,020	345,697
Multiline Retail—2.4%
Dollar General Corp. (a)	13,830	381,017
Target Corp.	17,990	884,568
		1,265,585
Specialty Retail—4.2%
Dick's Sporting Goods, Inc. (a)	8,780	218,534
GameStop Corp., Class A (a)	18,560	348,742
Limited Brands, Inc.	9,920	218,934
Lowe's Companies, Inc.	36,320	741,655
TJX Companies, Inc.	17,320	726,574
		2,254,439
Textiles, Apparel & Luxury Goods—0.5%
Lululemon Athletica, Inc. (a)	7,630	283,989
Consumer Staples—8.2%
Beverages—1.7%
Dr Pepper Snapple Group, Inc.	10,000	373,900
PepsiCo, Inc.	8,500	518,075
		891,975
Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	17,850	858,049
Whole Foods Market, Inc. (a)	7,500	270,150
		1,128,199
Food Products—1.2%
Hershey Co.	8,120	389,192
Mead Johnson Nutrition Co., Class A	5,370	269,144
		658,336
Household Products—0.8%
Procter & Gamble Co.	6,960	417,461
Personal Products—0.5%
Estée Lauder Companies, Inc., Class A	4,990	278,093
Tobacco—1.9%
Philip Morris International, Inc.	21,560	988,310

	Shares	Value
Energy—6.8%
Energy Equipment & Services—1.4%
Baker Hughes, Inc.	9,310	$387,017
Nabors Industries Ltd. (a)	20,250	356,805
		743,822
Oil, Gas & Consumable Fuels—5.4%
Apache Corp.	6,070	511,033
Cabot Oil & Gas Corp.	7,290	228,323
Chevron Corp.	9,920	673,171
Continental Resources, Inc. (a)	7,450	332,419
EOG Resources, Inc.	4,650	457,421
Occidental Petroleum Corp.	9,115	703,222
		2,905,589
Financials—6.7%
Capital Markets—2.0%
Franklin Resources, Inc.	5,750	495,592
Morgan Stanley	12,480	289,661
T. Rowe Price Group, Inc.	6,130	272,111
		1,057,364
Commercial Banks—0.7%
Fifth Third Bancorp.	33,350	409,872
Consumer Finance—1.4%
American Express Co.	18,930	751,521
Diversified Financial Services—0.9%
IntercontinentalExchange, Inc. (a)	4,180	472,465
Insurance—1.7%
Prudential Financial, Inc.	10,430	559,674
Unum Group	16,080	348,936
		908,610
Health Care—14.3%
Biotechnology—1.7%
Alexion Pharmaceuticals, Inc. (a)	5,510	282,057
Celgene Corp. (a)	12,560	638,299
		920,356
Health Care Equipment & Supplies—4.8%
C.R. Bard, Inc.	5,910	458,202
CareFusion Corp. (a)	17,930	407,011
Edwards Lifesciences Corp. (a)	10,740	601,655
Hospira, Inc. (a)	11,660	669,867
St. Jude Medical, Inc. (a)	11,020	397,712
		2,534,447
Health Care Providers & Services—3.9%
Cardinal Health, Inc.	21,880	735,387
Medco Health Solutions, Inc. (a)	7,500	413,100
UnitedHealth Group, Inc.	19,380	550,392
Universal Health Services, Inc., Class B	10,120	386,078
		2,084,957

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Life Sciences Tools & Services—1.5%
QIAGEN N.V. (a)	7,940	$152,607
Thermo Fisher Scientific, Inc. (a)	13,090	642,064
		794,671
Pharmaceuticals—2.4%
Abbott Laboratories	6,040	282,551
Allergan, Inc.	10,480	610,565
Mylan, Inc. (a)	22,550	384,252
		1,277,368
Industrials—10.2%
Aerospace & Defense—2.8%
Goodrich Corp.	7,810	517,412
United Technologies Corp.	14,680	952,879
		1,470,291
Air Freight & Logistics—0.8%
United Parcel Service, Inc., Class B	7,860	447,155
Commercial Services & Supplies—0.7%
Republic Services, Inc.	12,470	370,733
Industrial Conglomerates—2.0%
General Electric Co.	27,870	401,885
Tyco International Ltd.	19,090	672,541
		1,074,426
Machinery—3.1%
Cummins, Inc.	4,240	276,151
Dover Corp.	6,160	257,427
Flowserve Corp.	4,230	358,704
Illinois Tool Works, Inc.	9,140	377,299
Ingersoll-Rand PLC	10,530	363,180
		1,632,761
Road & Rail—0.8%
Canadian National Railway Co.	7,590	435,514
Information Technology—32.2%
Communications Equipment—3.7%
Cisco Systems, Inc. (a)	64,060	1,365,118
QUALCOMM, Inc.	19,490	640,052
		2,005,170
Computers & Peripherals—10.6%
Apple, Inc. (a)	10,640	2,676,279
EMC Corp. (a)	69,650	1,274,595
Hewlett-Packard Co.	28,660	1,240,405
Teradata Corp. (a)	15,500	472,440
		5,663,719
Electronic Equipment, Instruments & Components—0.9%
Tyco Electronics Ltd.	19,150	486,027
Internet Software & Services—3.6%
Akamai Technologies, Inc. (a)	11,780	477,915
Google, Inc., Class A (a)	3,282	1,460,326
		1,938,241

	Shares	Value
IT Services—3.9%
Cognizant Technology Solutions Corp., Class A (a)	15,280	$764,917
International Business Machines Corp.	7,830	966,848
Visa, Inc., Class A	4,760	336,770
		2,068,535
Semiconductors & Semiconductor Equipment—3.2%
Intel Corp.	27,700	538,765
Netlogic Microsystems, Inc. (a)	12,340	335,648
Texas Instruments, Inc.	25,480	593,174
Varian Semiconductor Equipment Associates, Inc. (a)	8,250	236,445
		1,704,032
Software—6.3%
Autodesk, Inc. (a)	9,570	233,125
Microsoft Corp.	52,740	1,213,548
Nintendo Co. Ltd., ADR	8,000	298,176
Nuance Communications, Inc. (a)	8,860	132,457
Oracle Corp.	49,710	1,066,777
Salesforce.com, Inc. (a)	4,860	417,085
		3,361,168
Materials—3.3%
Chemicals—0.6%
Celanese Corp., Series A	13,150	327,567
Containers & Packaging—0.9%
Packaging Corp. of America	22,470	494,789
Metals & Mining—1.8%
Allegheny Technologies, Inc.	10,550	466,204
Newmont Mining Corp.	8,020	495,155
		961,359
Telecommunication Services—1.8%
Wireless Telecommunication Services—1.8%
American Tower Corp., Class A (a)	8,660	385,370
Millicom International Cellular SA	3,252	263,640
NII Holdings, Inc. (a)	10,116	328,972
		977,982
Total Common Stocks (cost of $50,344,450)		51,083,360

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
SHORT-TERM OBLIGATION—4.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 12/31/13, market value $2,365,519 (repurchase proceeds $2,319,000)	$2,319,000	$2,319,000
Total Short-Term Obligation (cost of $2,319,000)		2,319,000
Total Investments—99.9% (cost of $52,663,450) (b)		53,402,360
Other Assets & Liabilities, Net—0.1%		44,365
Net Assets—100.0%		$53,446,725

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $52,663,450.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$51,083,360	$—	$—	$51,083,360
Total Short-Term Obligation	—	2,319,000	—	2,319,000
Total Investments	$51,083,360	$2,319,000	$—	$53,402,360

There were no significant transfers between Levels 1 and 2 during the period.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	32.2
Health Care	14.3
Consumer Discretionary	12.1
Industrials	10.2
Consumer Staples	8.2
Energy	6.8
Financials	6.7
Materials	3.3
Telecommunication Services	1.8
95.6
Short-Term Obligation	4.3
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$52,663,450
Investments, at value	$53,402,360
Cash	1,717
Receivable for:
Investments sold	263,670
Fund shares sold	102,006
Dividends	45,392
Expense reimbursement due from investment advisor	2,975
Trustees' deferred compensation plan	25,330
Prepaid expenses	1,869
Total Assets	53,845,319
Liabilities
Payable for:
Investments purchased	259,900
Fund shares repurchased	43,925
Investment advisory fee	23,381
Administration fee	7,013
Transfer agent fee	31
Pricing and bookkeeping fees	4,818
Trustees' fees	256
Audit fee	23,845
Custody fee	2,327
Distribution fees — Class B	1,515
Chief compliance officer expenses	106
Trustees' deferred compensation plan	25,330
Other liabilities	6,147
Total Liabilities	398,594
Net Assets	$53,446,725
Net Assets Consist of
Paid-in capital	$109,973,666
Undistributed net investment income	411,400
Accumulated net realized loss	(57,677,251)
Net unrealized appreciation (depreciation) on investments	738,910
Net Assets	$53,446,725
Class A
Net assets	$46,527,029
Shares outstanding	1,992,632
Net asset value per share	$23.35
Class B
Net assets	$6,919,696
Shares outstanding	297,688
Net asset value per share	$23.24

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$370,216
Interest	541
Foreign taxes withheld	(3,218)
Total Investment Income	367,539
Expenses
Investment advisory fee	147,971
Administration fee	44,391
Distibution fees — Class B	9,708
Transfer agent fee	198
Pricing and bookkeeping fees	25,002
Trustees' fees	9,287
Custody fee	5,450
Audit fee	20,981
Chief compliance officer expenses	297
Other expenses	20,963
Total Expenses	284,248
Fees waived or expenses reimbursed by investment advisor	(33,237)
Fees reimbursed by distributor — Class B	(3,878)
Custody earnings credit	— *
Net Expenses	247,133
Net Investment Income	120,406
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	3,774,076
Foreign currency transactions	(14)
Net realized gain	3,774,062
Net change in unrealized appreciation (depreciation) on investments	(7,446,649)
Net Loss	(3,672,587)
Net Decrease Resulting from Operations	$(3,552,181)

* Rounds to less than $1.

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$120,406	$330,080
Net realized gain (loss) on investments and foreign currency	3,774,062	(6,627,590)
Net change in unrealized appreciation (depreciation) on investments	(7,446,649)	22,830,970
Net increase (decrease) resulting from operations	(3,552,181)	16,533,460
Distributions to Shareholders
From net investment income:
Class A	—	(327,048)
Class B	—	(37,660)
Total distributions to shareholders	—	(364,708)
Net Capital Stock Transactions	(4,176,145)	(7,601,385)
Increase from Regulatory Settlements	290	—
Total increase (decrease) in net assets	(7,728,036)	8,567,367
Net Assets
Beginning of period	61,174,761	52,607,394
End of period	$53,446,725	$61,174,761
Undistributed net investment income at end of period	$411,400	$290,994

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	66,939	$1,651,279	157,207	$3,086,827
Distributions reinvested	—	—	15,746	327,048
Redemptions	(200,730)	(5,062,583)	(475,357)	(9,642,041)
Net decrease	(133,791)	(3,411,304)	(302,404)	(6,228,166)
Class B
Subscriptions	2,847	74,814	11,842	236,030
Distributions reinvested	—	—	1,819	37,660
Redemptions	(33,184)	(839,655)	(82,802)	(1,646,909)
Net decrease	(30,337)	(764,841)	(69,141)	(1,373,219)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007	2006		2005
Net Asset Value, Beginning of Period	$24.94		$18.63	$31.35		$27.18	$24.75		$23.77
Income from Investment Operations:
Net investment income (a)	0.05		0.13	0.12		0.06	0.09		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(1.64)		6.33	(12.77)		4.22	2.43		1.04
Total from investment operations	(1.59)		6.46	(12.65)		4.28	2.52		1.12
Less Distributions to Shareholders:
From net investment income	—		(0.15)	(0.07)		(0.11)	(0.09)		(0.14)
Increase from Regulatory Settlements	—	(b)	—	—		—	—		—
Net Asset Value, End of Period	$23.35		$24.94	$18.63		$31.35	$27.18		$24.75
Total return (c)(d)(e)	(6.38	)%(f)	34.81%	(40.43)%		15.77%	10.23%		4.74%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.82	%(h)	0.80%	0.80%		0.80%	0.80%		0.76%
Interest expense	—		—	—	%(i)	—	—	%(i)	—
Net expenses (g)	0.82	%(h)	0.80%	0.80%		0.80%	0.80%		0.76%
Waiver/Reimbursement	0.11	%(h)	0.14%	0.08%		0.03%	0.01%		—	%(i)
Net investment income (g)	0.43	%(h)	0.62%	0.45%		0.19%	0.34%		0.32%
Portfolio turnover rate	62	%(f)	137%	164%		149%	194%		113%
Net assets, end of period (000s)	$46,527		$53,026	$45,240		$91,808	$99,714		$113,804

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007	2006		2005
Net Asset Value, Beginning of Period	$24.84		$18.55	$31.22		$27.08	$24.64		$23.67
Income from Investment Operations:
Net investment income (a)	0.03		0.10	0.08		0.01	0.05		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.63)		6.30	(12.73)		4.20	2.44		1.03
Total from investment operations	(1.60)		6.40	(12.65)		4.21	2.49		1.06
Less Distributions to Shareholders:
From net investment income	—		(0.11)	(0.02)		(0.07)	(0.05)		(0.09)
Increase from Regulatory Settlements	—	(b)	—	—		—	—		—
Net Asset Value, End of Period	$23.24		$24.84	$18.55		$31.22	$27.08		$24.64
Total return (c)(d)(e)	(6.44	)%(f)	34.60%	(40.54)%		15.57%	10.12%		4.49%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.97	%(h)	0.95%	0.95%		0.95%	0.95%		0.95%
Interest expense	—		—	—	%(i)	—	—	%(i)	—
Net expenses (g)	0.97	%(h)	0.95%	0.95%		0.95%	0.95%		0.95%
Waiver/Reimbursement	0.21	%(h)	0.24%	0.18%		0.13%	0.11%		0.06%
Net investment income (g)	0.28	%(h)	0.47%	0.30%		0.04%	0.19%		0.13%
Portfolio turnover rate	62	%(f)	137%	164%		149%	194%		113%
Net assets, end of period (000s)	$6,920		$8,149	$7,367		$17,505	$18,311		$18,803

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of

11

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$364,708

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,135,350
Unrealized depreciation	(3,396,440)
Net unrealized appreciation	$738,910

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$32,214,453
2011	9,801,830
2016	5,105,804
2017	12,928,631
Total	$60,050,718

12

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for

13

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.85% of the Fund's average daily net assets on an annualized basis. In addition, the New Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 1.00% of the average daily net assets attributable to Class B shares. These arrangements may be modified or terminated by the New Advisor or the New Distributor at any time.

Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the Previous Distributor voluntarily reimbursed the Class B distribution fee in excess of 0.15% when the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceeded the annual rate of 0.95% of the average daily net assets attributable to Class B shares.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $35,641,327 and $41,966,232, respectively.

Note 7. Regulatory Settlement

During the six month period ended June 30, 2010, the Fund received payments totaling $290 relating to certain regulatory settlements with third parties that the Fund had

14

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

participated in during the six month period. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 70.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

15

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

16

Board Consideration and Approval of Advisory Agreements

Columbia Large Cap Growth Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

17

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

18

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

19

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

20

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

21

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

22

Shareholder Meeting Results

Columbia Large Cap Growth Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,383,566	1,727,467	2,798,149	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,784,249	4,719,793	3,405,140	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively, the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Large Cap Growth Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1485 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Large Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Large Cap Value Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (07/05/94)	-7.37	12.04	-1.49	0.38
Class B (06/01/00)	-7.48	11.84	-1.72	0.18
Russell 1000 Value Index	-5.12	16.92	-1.64	2.38

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	11.53	10.68
Class B	11.49	10.63

Annual operating expense ratio (%)*

Class A	0.95
Class B	1.20

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	926.30	1,020.73	3.92	4.11	0.82
Class B	1,000.00	1,000.00	925.20	1,019.59	5.01	5.26	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—96.6%
Consumer Discretionary—9.8%
Auto Components—0.1%
Dana Holding Corp. (a)	8,500	$85,000
Hotels, Restaurants & Leisure—2.3%
Carnival Corp.	27,100	819,504
McDonald's Corp.	12,905	850,052
Starwood Hotels & Resorts Worldwide, Inc.	10,924	452,581
		2,122,137
Household Durables—0.5%
Newell Rubbermaid, Inc.	32,500	475,800
Multiline Retail—2.1%
J.C. Penney Co., Inc.	24,800	532,704
Target Corp.	27,900	1,371,843
		1,904,547
Specialty Retail—3.6%
Best Buy Co., Inc.	25,400	860,044
Lowe's Companies, Inc.	67,000	1,368,140
O'Reilly Automotive, Inc. (a)	22,071	1,049,697
		3,277,881
Textiles, Apparel & Luxury Goods—1.2%
NIKE, Inc., Class B	15,600	1,053,780
Warnaco Group, Inc. (a)	2,200	79,508
		1,133,288
Consumer Staples—6.8%
Beverages—1.5%
Diageo PLC, ADR	21,757	1,365,034
Food Products—2.8%
General Mills, Inc.	48,200	1,712,064
J.M. Smucker Co.	14,000	843,080
		2,555,144
Household Products—1.1%
Procter & Gamble Co.	17,800	1,067,644
Tobacco—1.4%
Philip Morris International, Inc.	27,516	1,261,334
Energy—11.8%
Energy Equipment & Services—2.1%
Cameron International Corp. (a)	9,300	302,436
Halliburton Co.	36,648	899,708
Schlumberger Ltd.	12,300	680,682
		1,882,826
Oil, Gas & Consumable Fuels—9.7%
Apache Corp.	10,900	917,671
Chevron Corp.	60,700	4,119,102
Occidental Petroleum Corp.	41,800	3,224,870
Williams Companies, Inc.	35,400	647,112
		8,908,755

	Shares	Value
Financials—23.6%
Capital Markets—1.2%
Affiliated Managers Group, Inc. (a)	1,400	$85,078
Goldman Sachs Group, Inc.	4,300	564,461
Morgan Stanley	18,600	431,706
		1,081,245
Commercial Banks—9.5%
BB&T Corp.	23,400	615,654
Fifth Third Bancorp.	47,300	581,317
Huntington Bancshares, Inc.	16,400	90,856
PNC Financial Services Group, Inc.	32,290	1,824,385
SVB Financial Group (a)	2,300	94,829
U.S. Bancorp	98,846	2,209,208
Wells Fargo & Co.	118,510	3,033,856
Zions Bancorporation	9,800	211,386
		8,661,491
Consumer Finance—2.7%
American Express Co.	61,900	2,457,430
Diversified Financial Services—3.7%
JPMorgan Chase & Co.	92,792	3,397,115
Insurance—4.8%
ACE Ltd.	33,603	1,729,882
Assured Guaranty Ltd.	4,800	63,696
Axis Capital Holdings Ltd.	24,800	737,056
Genworth Financial, Inc., Class A (a)	6,000	78,420
Prudential Financial, Inc.	32,398	1,738,477
XL Group PLC	5,600	89,656
		4,437,187
Real Estate Investment Trusts (REITs)—1.7%
Equity Residential Property Trust	15,700	653,748
Rayonier, Inc.	19,700	867,194
		1,520,942
Health Care—8.4%
Health Care Providers & Services—1.2%
Medco Health Solutions, Inc. (a)	19,600	1,079,568
Life Sciences Tools & Services—3.5%
Life Technologies Corp. (a)	31,500	1,488,375
Thermo Fisher Scientific, Inc. (a)	34,000	1,667,700
		3,156,075
Pharmaceuticals—3.7%
Merck & Co., Inc.	31,333	1,095,715
Pfizer, Inc.	95,000	1,354,700
Watson Pharmaceuticals, Inc. (a)	23,500	953,395
		3,403,810
Industrials—12.8%
Aerospace & Defense—4.5%
General Dynamics Corp.	14,800	866,688
Honeywell International, Inc.	27,100	1,057,713
L-3 Communications Holdings, Inc.	7,800	552,552
United Technologies Corp.	25,330	1,644,170
		4,121,123

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Air Freight & Logistics—0.8%
United Parcel Service, Inc., Class B	13,100	$745,259
Building Products—0.4%
Masco Corp.	37,000	398,120
Construction & Engineering—1.2%
Fluor Corp.	14,000	595,000
Foster Wheeler AG (a)	21,400	450,684
		1,045,684
Industrial Conglomerates—1.4%
General Electric Co.	87,127	1,256,372
Machinery—3.8%
Eaton Corp.	9,100	595,504
Gardner Denver, Inc.	2,400	107,016
Illinois Tool Works, Inc.	23,200	957,696
Ingersoll-Rand PLC	32,900	1,134,721
Kennametal, Inc.	10,000	254,300
Navistar International Corp. (a)	9,019	443,735
		3,492,972
Professional Services—0.7%
Manpower, Inc.	15,300	660,654
Information Technology—8.2%
Computers & Peripherals—4.0%
EMC Corp. (a)	124,500	2,278,350
Hewlett-Packard Co.	32,100	1,389,288
		3,667,638
Electronic Equipment, Instruments & Components—0.5%
Tyco Electronics Ltd.	18,000	456,840
IT Services—1.8%
International Business Machines Corp.	9,800	1,210,104
Western Union Co.	28,000	417,480
		1,627,584
Semiconductors & Semiconductor Equipment—1.1%
Lam Research Corp. (a)	9,432	358,982
Texas Instruments, Inc.	26,200	609,936
		968,918
Software—0.8%
Nuance Communications, Inc. (a)	49,100	734,045
Materials—6.1%
Chemicals—1.8%
Celanese Corp., Series A	33,400	831,994
Potash Corp. of Saskatchewan, Inc.	9,100	784,784
		1,616,778
Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	4,200	105,168

	Shares	Value
Metals & Mining—3.1%
Allegheny Technologies, Inc.	9,600	$424,224
Freeport-McMoRan Copper & Gold, Inc.	10,698	632,573
Nucor Corp.	25,200	964,656
Schnitzer Steel Industries, Inc., Class A	1,900	74,480
United States Steel Corp.	18,900	728,595
		2,824,528
Paper & Forest Products—1.1%
International Paper Co.	21,100	477,493
Weyerhaeuser Co.	14,200	499,840
		977,333
Telecommunication Services—1.9%
Diversified Telecommunication Services—1.9%
AT&T, Inc.	72,984	1,765,483
Utilities—7.2%
Electric Utilities—2.7%
American Electric Power Co., Inc.	63,600	2,054,280
Northeast Utilities	16,037	408,623
		2,462,903
Multi-Utilities—4.5%
PG&E Corp.	48,330	1,986,363
Sempra Energy	19,600	917,084
Wisconsin Energy Corp.	15,100	766,174
Xcel Energy, Inc.	23,700	488,457
		4,158,078
Total Common Stocks (cost of $81,551,910)		88,319,733
CONVERTIBLE PREFERRED STOCKS—0.9%
Financials—0.9%
Commercial Banks—0.3%
Fifth Third Bancorp., 8.500%	2,000	245,060
Diversified Financial Services—0.6%
Citigroup, Inc., 7.500%	5,149	581,837
Total Convertible Preferred Stocks (cost of $801,005)		826,897
	Par
SHORT-TERM OBLIGATION—1.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 09/30/14, market value $1,641,225 (repurchase proceeds $1,606,000)	$1,606,000	1,606,000
Total Short-Term Obligation (cost of $1,606,000)		1,606,000

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Value
Total Investments—99.2% (cost of $83,958,915) (b)	$90,752,630
Other Assets & Liabilities, Net—0.8%	715,021
Net Assets—100.0%	$91,467,651

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $83,958,915.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$88,319,733	$—	$—	$88,319,733
Total Convertible Preferred Stocks	581,837	245,060	—	826,897
Total Short-Term Obligation	—	1,606,000	—	1,606,000
Total Investments	$88,901,570	$1,851,060	$—	$90,752,630

There were no significant transfers between Levels 1 and 2 during the period.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	24.5
Industrials	12.8
Energy	11.8
Consumer Discretionary	9.8
Health Care	8.4
Information Technology	8.2
Utilities	7.2
Consumer Staples	6.8
Materials	6.1
Telecommunication Services	1.9
97.5
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$83,958,915
Investments, at value	$90,752,630
Cash	608
Receivable for:
Investments sold	429,930
Fund shares sold	268,811
Dividends	148,902
Expense reimbursement due from investment advisor	12,412
Trustees' deferred compensation plan	33,736
Prepaid expenses	3,355
Total Assets	91,650,384
Liabilities
Payable for:
Fund shares repurchased	22,297
Investment advisory fee	61,523
Transfer agent fee	25
Pricing and bookkeeping fees	4,011
Trustees' fees	16,317
Audit fee	24,637
Custody fee	938
Distribution fees — Class B	2,745
Chief compliance officer expenses	105
Trustees' deferred compensation plan	33,736
Other liabilities	16,399
Total Liabilities	182,733
Net Assets	$91,467,651
Net Assets Consist of
Paid-in capital	$133,967,366
Undistributed net investment income	2,016,005
Accumulated net realized loss	(51,309,435)
Net unrealized appreciation on investments	6,793,715
Net Assets	$91,467,651
Class A
Net assets	$77,845,006
Shares outstanding	7,288,589
Net asset value per share	$10.68
Class B
Net assets	$13,622,645
Shares outstanding	1,281,295
Net asset value per share	$10.63

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$1,011,712
Interest	702
Foreign taxes withheld	(558)
Total Investment Income	1,011,856
Expenses
Investment advisory fee	403,103
Distribution fees — Class B	19,525
Transfer agent fee	212
Pricing and bookkeeping fees	27,031
Trustees' fees	10,853
Custody fee	4,685
Chief compliance officer expenses	315
Other expenses	48,679
Total Expenses	514,403
Fees waived or expenses reimbursed by investment advisor	(67,899)
Fees waived by distributor — Class B	(1,562)
Custody earnings credit	(1)
Net Expenses	444,941
Net Investment Income	566,915
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	7,178,327
Net change in unrealized appreciation (depreciation) on investments	(14,830,309)
Net Loss	(7,651,982)
Net Decrease Resulting from Operations	$(7,085,067)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Ended June 30, 2010	Six Months Year Ended December 31, 2009
Operations
Net investment income	$566,915	$1,530,914
Net realized gain (loss) on investments and written options	7,178,327	(15,601,121)
Net change in unrealized appreciation (depreciation) on investments and written options	(14,830,309)	35,742,626
Net increase (decrease) resulting from operations	(7,085,067)	21,672,419
Distributions to Shareholders
From net investment income:
Class A	—	(2,551,962)
Class B	—	(409,732)
Total distributions to shareholders	—	(2,961,694)
Net Capital Stock Transactions	(10,274,784)	(15,443,885)
Increase from regulatory settlements	87	—
Total increase (decrease) in net assets	(17,359,764)	3,266,840
Net Assets
Beginning of period	108,827,415	105,560,575
End of period	$91,467,651	$108,827,415
Undistributed net investment income at end of period	$2,016,005	$1,449,090

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	97,729	$1,135,135	410,717	$3,910,519
Distributions reinvested	—	—	263,905	2,551,962
Redemptions	(841,250)	(9,850,938)	(1,934,531)	(18,943,361)
Net decrease	(743,521)	(8,715,803)	(1,259,909)	(12,480,880)
Class B
Subscriptions	14,072	156,456	46,842	430,888
Distributions reinvested	—	—	42,459	409,732
Redemptions	(147,628)	(1,715,437)	(392,895)	(3,803,625)
Net decrease	(133,556)	(1,558,981)	(303,594)	(2,963,005)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$11.53		$9.59		$18.55	$19.61		$16.83	$15.82
Income from Investment Operations:
Net investment income (b)	0.07		0.15		0.26	0.30		0.26	0.26
Net realized and unrealized gain (loss) on investments and written options	(0.92)		2.09		(6.48)	0.34		2.77	0.75
Total from investment operations	(0.85)		2.24		(6.22)	0.64		3.03	1.01
Less Distributions to Shareholders:
From net investment income	—		(0.30)		(0.38)	(0.29)		(0.25)	—
From net realized gains	—		—		(2.36)	(1.41)		—	—
Total distributions to shareholders	—		(0.30)		(2.74)	(1.70)		(0.25)	—
Increase from regulatory settlements	—	(c)	—		—	—		—	—
Net Asset Value, End of Period	$10.68		$11.53		$9.59	$18.55		$19.61	$16.83
Total return (d)(e)(f)	(7.37	)%(g)	23.99%		(37.07)%	2.74%		18.16%	6.38	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.82	%(j)	0.80%		0.80%	0.80%		0.80%	0.80%
Interest expense	—		—	%(k)	—	—	%(k)	—	—
Net expenses (i)	0.82	%(j)	0.80%		0.80%	0.80%		0.80%	0.80%
Waiver/Reimbursement	0.13	%(j)	0.15%		0.08%	0.07%		0.07%	0.05%
Net investment income (i)	1.12	%(j)	1.54%		1.85%	1.53%		1.45%	1.62%
Portfolio turnover rate	35	%(g)	67%		62%	76%		59%	73%
Net assets, end of period (000s)	$77,845		$92,576		$89,146	$185,268		$231,354	$170,489

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$11.49		$9.55		$18.47	$19.54		$16.78	$15.80
Income from Investment Operations:
Net investment income (b)	0.05		0.13		0.23	0.26		0.22	0.22
Net realized and unrealized gain (loss) on investments and written options	(0.91)		2.08		(6.46)	0.33		2.75	0.76
Total from investment operations	(0.86)		2.21		(6.23)	0.59		2.97	0.98
Less Distributions to Shareholders:
From net investment income	—		(0.27)		(0.33)	(0.25)		(0.21)	—
From net realized gains	—		—		(2.36)	(1.41)		—	—
Total distributions to shareholders	—		(0.27)		(2.69)	(1.66)		(0.21)	—
Increase from regulatory settlements	—	(c)	—		—	—		—	—
Net Asset Value, End of Period	$10.63		$11.49		$9.55	$18.47		$19.54	$16.78
Total return (d)(e)(f)	(7.48	)%(g)	23.67%		(37.21)%	2.49%		17.85%	6.20	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.05	%(j)	1.03%		1.03%	1.03%		1.03%	1.03%
Interest expense	—		—	%(k)	—	—	%(k)	—	—
Net expenses (i)	1.05	%(j)	1.03%		1.03%	1.03%		1.03%	1.03%
Waiver/Reimbursement	0.15	%(j)	0.17%		0.10%	0.09%		0.09%	0.07%
Net investment income (i)	0.89	%(j)	1.32%		1.62%	1.30%		1.21%	1.39%
Portfolio turnover rate	35	%(g)	67%		62%	76%		59%	73%
Net assets, end of period (000s)	$13,623		$16,252		$16,415	$36,250		$43,603	$42,407

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Large Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

11

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$2,961,694

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,640,575
Unrealized depreciation	(5,846,860)
Net unrealized appreciation	$6,793,715

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$13,766,152
2016	18,407,762
2017	24,485,036
Total	$56,658,950

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date

12

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.85% of the Fund's average daily net assets on an annualized basis. In addition, the New Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the average daily net assets attributable to Class B shares. These arrangements may be modified or terminated by the New Advisor or the New Distributor at any time.

Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed 0.80% of the Fund's average daily net assets on an annualized basis. In addition, the Previous Distributor voluntarily reimbursed a portion of the Class B distribution fees in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $155.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $35,260,038 and $46,199,676, respectively.

Note 7. Regulatory Settlements

During the six month period ended June 30, 2010, the Fund received payments totaling $87 relating to certain regulatory settlements with third parties that the Fund had participated in during the six month period. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 82.7% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into RiverSource Variable Portfolio – Diversified Equity Income Fund. Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

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Board Consideration and Approval of Advisory Agreements

Columbia Large Cap Value Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

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(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

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The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

19

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

22

Shareholder Meeting Results

Columbia Large Cap Value Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,351,747	3,440,642	4,811,187	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,602,619	5,297,247	4,703,709	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

23

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Important Information About This Report

A description of the policies and procedures that Columbia Large Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively, the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Large Cap Value Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1490 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Mid Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (05/30/00)	-4.06	22.38	-0.39	4.32
Class B (05/30/00)	-3.98	22.46	-0.41	4.24
Russell Midcap Value Index	-0.88	28.91	0.71	7.55

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	10.84	10.40
Class B	10.80	10.37

Annual operating expense ratio (%)*

Class A	1.47
Class B	1.72

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and includes those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	959.40	1,020.03	4.66	4.81	0.96
Class B	1,000.00	1,000.00	960.20	1,020.03	4.67	4.81	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—96.8%
Consumer Discretionary—13.3%
Auto Components—1.7%
BorgWarner, Inc. (a)	5,200	$194,168
Goodyear Tire & Rubber Co. (a)	8,600	85,484
		279,652
Automobiles—0.7%
Harley-Davidson, Inc.	5,300	117,819
Hotels, Restaurants & Leisure—2.5%
International Game Technology	6,696	105,127
Royal Caribbean Cruises Ltd. (a)	6,650	151,420
Starwood Hotels & Resorts Worldwide, Inc.	4,100	169,863
		426,410
Household Durables—2.5%
D.R. Horton, Inc.	14,300	140,569
Newell Rubbermaid, Inc.	6,900	101,016
Stanley Black & Decker, Inc.	3,400	171,768
		413,353
Leisure Equipment & Products—0.8%
Hasbro, Inc.	3,250	133,575
Media—1.4%
DISH Network Corp., Class A	6,200	112,530
Gannett Co., Inc.	8,600	115,756
		228,286
Multiline Retail—0.4%
J.C. Penney Co., Inc.	3,400	73,032
Specialty Retail—2.2%
Foot Locker, Inc.	12,500	157,750
Limited Brands, Inc.	3,600	79,452
O'Reilly Automotive, Inc. (a)	2,900	137,924
		375,126
Textiles, Apparel & Luxury Goods—1.1%
Hanesbrands, Inc. (a)	5,000	120,300
Jones Apparel Group, Inc.	4,600	72,910
		193,210
Consumer Staples—4.0%
Food Products—1.9%
J.M. Smucker Co.	5,200	313,144
Household Products—0.7%
Clorox Co.	1,850	114,996
Personal Products—1.4%
Avon Products, Inc.	4,550	120,575
Estée Lauder Companies, Inc., Class A	2,200	122,606
		243,181
Energy—9.8%
Energy Equipment & Services—4.9%
Cameron International Corp. (a)	1,900	61,788
Complete Production Services, Inc. (a)	3,200	45,760

	Shares	Value
Dresser-Rand Group, Inc. (a)	4,100	$129,355
Ensco PLC, ADR	3,600	141,408
Nabors Industries Ltd. (a)	4,500	79,290
Noble Corp.	5,800	179,278
Pride International, Inc. (a)	8,400	187,656
		824,535
Oil, Gas & Consumable Fuels—4.9%
Cabot Oil & Gas Corp.	5,800	181,656
Newfield Exploration Co. (a)	3,450	168,567
Peabody Energy Corp.	4,929	192,872
Spectra Energy Corp.	10,400	208,728
Williams Companies, Inc.	4,400	80,432
		832,255
Financials—28.2%
Capital Markets—2.2%
Greenhill & Co., Inc.	500	30,565
Raymond James Financial, Inc.	5,800	143,202
TD Ameritrade Holding Corp. (a)	12,400	189,720
		363,487
Commercial Banks—8.5%
City National Corp.	4,150	212,604
Comerica, Inc.	6,500	239,395
Cullen/Frost Bankers, Inc.	4,425	227,445
Fifth Third Bancorp.	13,800	169,602
Huntington Bancshares, Inc.	14,400	79,776
SVB Financial Group (a)	5,161	212,788
TCF Financial Corp.	10,871	180,567
Zions Bancorporation	4,850	104,615
		1,426,792
Consumer Finance—1.9%
Discover Financial Services	22,860	319,583
Insurance—6.3%
ACE Ltd.	4,336	223,217
Assured Guaranty Ltd.	5,300	70,331
Axis Capital Holdings Ltd.	4,600	136,712
Genworth Financial, Inc., Class A (a)	9,300	121,551
Lincoln National Corp.	11,441	277,902
Reinsurance Group of America, Inc.	4,900	223,979
		1,053,692
Real Estate Investment Trusts (REITs)—8.1%
Alexandria Real Estate Equities, Inc.	2,900	183,773
Boston Properties, Inc.	2,800	199,752
Equity Residential Property Trust	5,900	245,676
Host Hotels & Resorts, Inc.	11,455	154,413
ProLogis	9,950	100,794
Rayonier, Inc.	5,900	259,718
Taubman Centers, Inc.	3,700	139,231
Vornado Realty Trust	1,190	86,811
		1,370,168
Real Estate Management & Development—0.5%
CB Richard Ellis Group, Inc., Class A (a)	5,900	80,299

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Thrifts & Mortgage Finance—0.7%
MGIC Investment Corp. (a)	5,897	$40,630
People's United Financial, Inc.	6,400	86,400
		127,030
Health Care—5.5%
Health Care Equipment & Supplies—3.0%
Beckman Coulter, Inc.	1,850	111,537
Cooper Companies, Inc.	2,700	107,433
Hospira, Inc. (a)	1,700	97,665
Teleflex, Inc.	3,500	189,980
		506,615
Health Care Providers & Services—0.8%
Community Health Systems, Inc. (a)	4,000	135,240
Life Sciences Tools & Services—0.9%
Mettler Toledo International, Inc. (a)	1,275	142,328
Pharmaceuticals—0.8%
Watson Pharmaceuticals, Inc. (a)	3,400	137,938
Industrials—11.3%
Aerospace & Defense—2.4%
AerCap Holdings NV (a)	13,218	137,203
L-3 Communications Holdings, Inc.	2,950	208,978
Spirit Aerosystems Holdings, Inc., Class A (a)	3,200	60,992
		407,173
Airlines—0.5%
Delta Air Lines, Inc. (a)	7,400	86,950
Building Products—0.6%
Masco Corp.	9,100	97,916
Construction & Engineering—0.6%
Foster Wheeler AG (a)	5,200	109,512
Electrical Equipment—1.0%
Cooper Industries PLC, Class A	3,650	160,600
Machinery—4.8%
Ingersoll Rand PLC	5,700	196,593
Kennametal, Inc.	6,300	160,209
Navistar International Corp. (a)	2,500	123,000
Parker Hannifin Corp.	4,050	224,613
Terex Corp. (a)	5,800	108,692
		813,107
Professional Services—0.9%
Manpower, Inc.	3,400	146,812
Road & Rail—0.5%
Con-way, Inc.	1,399	41,998
Hertz Global Holdings, Inc. (a)	4,200	39,732
		81,730
Information Technology—7.7%
Communications Equipment—1.0%
Brocade Communications Systems, Inc. (a)	17,600	90,816
CommScope, Inc. (a)	3,100	73,687
		164,503

	Shares	Value
Computers & Peripherals—0.9%
Diebold, Inc.	5,800	$158,050
Electronic Equipment, Instruments & Components—2.4%
Agilent Technologies, Inc. (a)	3,850	109,456
Arrow Electronics, Inc. (a)	5,950	132,982
Molex, Inc.	8,600	156,864
		399,302
Internet Software & Services—0.4%
VeriSign, Inc. (a)	2,800	74,340
Semiconductors & Semiconductor Equipment—1.3%
Atmel Corp. (a)	16,500	79,200
Lam Research Corp. (a)	2,414	91,877
Varian Semiconductor Equipment Associates, Inc. (a)	1,400	40,124
		211,201
Software—1.7%
Autodesk, Inc. (a)	4,300	104,748
Citrix Systems, Inc. (a)	2,000	84,460
Nuance Communications, Inc. (a)	6,800	101,660
		290,868
Materials—7.8%
Chemicals—3.8%
Albemarle Corp.	5,000	198,550
Celanese Corp., Series A	5,000	124,550
International Flavors & Fragrances, Inc.	2,100	89,082
PPG Industries, Inc.	3,650	220,496
		632,678
Containers & Packaging—2.0%
Crown Holdings, Inc. (a)	6,600	165,264
Packaging Corp. of America	7,950	175,059
		340,323
Metals & Mining—1.1%
United States Steel Corp.	4,725	182,149
Paper & Forest Products—0.9%
Weyerhaeuser Co.	4,300	151,360
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
Qwest Communications International, Inc.	22,300	117,075
Utilities—8.5%
Electric Utilities—1.7%
American Electric Power Co., Inc.	6,100	197,030
Northeast Utilities	3,500	89,180
		286,210

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Independent Power Producers & Energy Traders—0.2%
AES Corp. (a)	3,442	$31,804
Multi-Utilities—6.6%
PG&E Corp.	5,350	219,885
Public Service Enterprise Group, Inc.	5,100	159,783
Sempra Energy	5,200	243,308
Wisconsin Energy Corp.	5,100	258,774
Xcel Energy, Inc.	11,600	239,076
		1,120,826
Total Common Stocks (cost of $15,404,008)		16,296,235
CONVERTIBLE PREFERRED STOCK—0.2%
Financials—0.2%
Commercial Banks—0.2%
Fifth Third Bancorp., 8.500%	300	36,759
Total Convertible Preferred Stock (cost of $42,482)		36,759
	Par
CONVERTIBLE BOND—0.3%
Energy—0.3%
Energy Equipment & Services—0.3%
Cameron International Corp. 2.500% 06/15/26	$39,000	43,680
Total Convertible Bond (cost of $46,069)		43,680
SHORT-TERM OBLIGATION—2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 06/30/17, market value $343,706 (repurchase proceeds $334,000)	334,000	334,000
Total Short-Term Obligation (cost of $334,000)		334,000
Total Investments—99.3% (cost of $15,826,559) (b)		16,710,674
Other Assets & Liabilities, Net—0.7%		115,826
Net Assets—100.0%		$16,826,500

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $15,826,559.

The following table summarizes the inputs used, as of June 30, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$16,296,235	$—	$—	$16,296,235
Total Convertible Preferred Stock	—	36,759	—	36,759
Total Convertible Bond	—	43,680	—	43,680
Total Short-Term Obligation	—	334,000	—	334,000
Total Investments	$16,296,235	$414,439	$—	$16,710,674

There were no significant transfers between Levels 1 and 2 during the period.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	28.4
Consumer Discretionary	13.3
Industrials	11.3
Energy	10.1
Utilities	8.5
Materials	7.8
Information Technology	7.7
Health Care	5.5
Consumer Staples	4.0
Telecommunication Services	0.7
97.3
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	0.7
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$15,826,559
Investments, at value	$16,710,674
Cash	642
Receivable for:
Investments sold	7,477
Fund shares sold	120,944
Dividends	19,651
Interest	43
Expense reimbursement due from investment advisor and distributor	12,122
Trustees' deferred compensation plan	13,635
Prepaid expenses	566
Total Assets	16,885,754
Liabilities
Payable for:
Fund shares repurchased	4,547
Investment advisory fee	10,496
Pricing and bookkeeping fees	3,241
Transfer agent fee	24
Trustees' fees	234
Audit fee	18,389
Custody fee	905
Distribution fees — Class B	3,488
Chief compliance officer expenses	87
Trustees' deferred compensation plan	13,635
Other liabilities	4,208
Total Liabilities	59,254
Net Assets	$16,826,500
Net Assets Consist of
Paid-in capital	$20,573,890
Undistributed net investment income	220,955
Accumulated net realized loss	(4,852,460)
Net unrealized appreciation on investments	884,115
Net Assets	$16,826,500
Class A
Net assets	$844,432
Shares outstanding	81,201
Net asset value per share	$10.40
Class B
Net assets	$15,982,068
Shares outstanding	1,541,648
Net asset value per share	$10.37

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$144,628
Interest	189
Total Investment Income	144,817
Expenses
Investment advisory fee	64,356
Distribution fees — Class B	21,897
Transfer agent fee	194
Pricing and bookkeeping fees	20,928
Trustees' fees	8,355
Custody fee	5,001
Audit fee	15,525
Reports to shareholders	10,417
Chief compliance officer expenses	291
Other expenses	6,153
Total Expenses	153,117
Fees waived or expenses reimbursed by investment advisor — Class A	(1,850)
Fees waived or expenses reimbursed by investment advisor — Class B	(62,844)
Custody earnings credit	(2)
Net Expenses	88,421
Net Investment Income	56,396
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	1,058,403
Net change in unrealized appreciation (depreciation) on investments	(1,728,960)
Net Loss	(670,557)
Net Decrease Resulting from Operations	$(614,161)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$56,396	$187,901
Net realized gain (loss) on investments and foreign currency transactions	1,058,403	(3,366,157)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,728,960)	7,716,499
Net increase (decrease) resulting from operations	(614,161)	4,538,243
Distributions to Shareholders
From net investment income:
Class A	—	(10,898)
Class B	—	(231,980)
Total distributions to shareholders	—	(242,878)
Net Capital Stock Transactions	(992,269)	(3,656,337)
Increase from Regulatory Settlements	10	—
Total increase (decrease) in net assets	(1,606,420)	639,028
Net Assets
Beginning of period	18,432,920	17,793,892
End of period	$16,826,500	$18,432,920
Undistributed net investment income at end of period	$220,955	$164,559

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	32,756	$380,598	7,718	$73,114
Distributions reinvested	—	—	1,263	10,898
Redemptions	(32,741)	(368,980)	(11,902)	(107,077)
Net increase (decrease)	15	11,618	(2,921)	(23,065)
Class B
Subscriptions	156,397	1,757,181	134,166	1,152,873
Distributions reinvested	—	—	26,974	231,980
Redemptions	(239,759)	(2,761,068)	(587,041)	(5,018,125)
Net decrease	(83,362)	(1,003,887)	(425,901)	(3,633,272)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007	2006(a)	2005
Net Asset Value, Beginning of Period	$10.84		$8.36		$17.83		$19.24	$19.84	$17.66
Income from Investment Operations:
Net investment income (b)	0.03		0.10		0.11		0.15 (c)	0.15	0.14
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(0.47)		2.51		(6.92)		1.54	2.88	2.04
Total from investment operations	(0.44)		2.61		(6.81)		1.69	3.03	2.18
Less Distributions to Shareholders:
From net investment income	—		(0.13)		(0.16)		(0.16)	(0.14)	—
From net realized gains	—		—		(2.50)		(2.94)	(3.49)	—
Total distributions to shareholders	—		(0.13)		(2.66)		(3.10)	(3.63)	—
Increase from Regulatory Settlements	—	(d)	—		—		—	—	—
Net Asset Value, End of Period	$10.40		$10.84		$8.36		$17.83	$19.24	$19.84
Total return (e)(f)	(4.06	)%(g)(h)	31.68	%(h)	(43.09	)%(h)	7.61%	16.91%	12.34	%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.96	%(j)	1.00%		1.09%		1.07%	1.04%	0.94%
Waiver/Reimbursement	0.47	%(j)	0.47%		0.12%		—	—	—	%(k)
Net investment income (i)	0.60	%(j)	1.12%		0.80%		0.75%	0.73%	0.70%
Portfolio turnover rate	36	%(g)	64%		52%		46%	61%	64%
Net assets, end of period (000s)	$844		$880		$703		$2,091	$2,234	$1,915

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$10.80		$8.33	$17.78	$19.19	$19.77	$17.64
Income from Investment Operations:
Net investment income (b)	0.03		0.10	0.11	0.14 (c)	0.13	0.10
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(0.46)		2.50	(6.90)	1.54	2.89	2.03
Total from investment operations	(0.43)		2.60	(6.79)	1.68	3.02	2.13
Less Distributions to Shareholders:
From net investment income	—		(0.13)	(0.16)	(0.15)	(0.11)	—
From net realized gains	—		—	(2.50)	(2.94)	(3.49)	—
Total distributions to shareholders	—		(0.13)	(2.66)	(3.09)	(3.60)	—
Increase from Regulatory Settlements	—	(d)	—	—	—	—	—
Net Asset Value, End of Period	$10.37		$10.80	$8.33	$17.78	$19.19	$19.77
Total return (e)(f)(g)	(3.98	)%(h)	31.67%	(43.12)%	7.57%	16.91%	12.07%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (i)	0.96	%(j)	1.00%	1.09%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.72	%(j)	0.72%	0.37%	0.22%	0.19%	0.09%
Net investment income (i)	0.61	%(j)	1.13%	0.85%	0.72%	0.67%	0.55%
Portfolio turnover rate	36	%(h)	64%	52%	46%	61%	64%
Net assets, end of period (000s)	$15,982		$17,553	$17,091	$37,831	$42,153	$41,416

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this special dividend amounts to $0.04 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification

11

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$242,878

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$2,312,078
Unrealized depreciation	(1,427,963)
Net unrealized appreciation	$884,115

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$1,588,491
2017	3,970,203
$5,558,694

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.90% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed the annual rate of 1.00% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $126.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $6,459,898 and $7,699,481, respectively.

Note 7. Regulatory Settlements

During the six month period ended June 30, 2010, the Fund received payments totaling $10 relating to certain regulatory settlements with third parties that the Fund had participated in during the six month period. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of June 30, 2010, three shareholder accounts owned 91.0% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

15

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into RiverSource Variable Portfolio – Mid Cap Value Fund. Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

16

Board Consideration and Approval of Advisory Agreements

Columbia Mid Cap Value Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

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(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

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The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

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redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia Mid Cap Value Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,140,214	73,779	990,996	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,050,779	164,939	989,270	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to the acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Mid Cap Value Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1495 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Money Market Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Money Market Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Columbia Money Market Fund, Variable Series (01/01/89)	0.00	0.00	2.83	2.48
Lipper VUF Money Market Funds Classification	0.00	0.03	2.66	2.42

Inception date of the fund is in parentheses.

7-day yield  0.00%

The 7-day yield reflects the earnings of the fund as of 06/30/10, while the total return reflects past holding periods.

Net asset value per share ($)	12/31/09	06/30/10
Columbia Money Market Fund, Variable Series	1.00	1.00

Annual operating expense ratio (%)*
Columbia Money Market Fund, Variable Series	0.64

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for the mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustment for the effect of sales loads.

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Understanding Your Expenses

Columbia Money Market Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Money Market Fund, Variable Series	1,000.00	1,000.00	1,000.00	1,023.41	1.39	1.40	0.28

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Investment Portfolio

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—34.5%
U.S. Government Agencies—25.2%
Federal Farm Credit Bank 0.215% 07/20/11 (07/20/10) (a)(b)	$1,000,000	$999,993
Federal Home Loan Bank (c) 07/02/10 (d)	3,000,000	2,999,988
(c) 07/07/10 (d)	5,200,000	5,199,849
(c) 07/28/10 (d)	2,000,000	1,999,790
(c) 08/04/10 (d)	2,875,000	2,874,701
0.160% 11/05/10 (08/07/10) (a)(b)	1,000,000	999,895
0.200% 07/14/10 (d)	400,000	399,971
Federal Home Loan Mortgage Corp. (c) 10/13/10 (d)	1,500,000	1,498,917
0.180% 07/07/10 (d)	500,000	499,985
0.195% 07/19/10 (d)	250,000	249,976
0.200% 07/02/10 (d)	250,000	249,998
0.200% 07/06/10 (d)	1,000,000	999,972
0.204% 02/01/11 (08/01/10) (a)(b)	2,000,000	2,000,191
0.220% 07/23/10 (d)	1,000,000	999,865
0.310% 11/10/10 (d)	500,000	499,432
0.342% 04/07/11 (07/07/10) (a)(b)	1,800,000	1,800,337
0.607% 03/09/11 (09/09/10) (a)(b)	3,000,000	3,004,572
Federal National Mortgage Association (c) 09/08/10 (d)	4,000,000	3,998,850
		31,276,282
U.S. Government Obligations—9.3%
U.S. Treasury Bills (c) 07/15/10 (d)	8,000,000	7,999,644
0.150% 07/15/10 (d)	1,000,000	999,942
0.200% 07/01/10 (d)	500,000	500,000
0.230% 09/23/10 (d)	400,000	399,785
0.265% 10/07/10 (d)	600,000	599,567
2.000% 09/30/10 (d)	1,000,000	1,003,996
		11,502,934
Total Government & Agency Obligations (cost of $42,779,216)		42,779,216
COMMERCIAL PAPER (e)—21.4%
Argento Funding Co., Ltd. 0.320% 07/01/10	600,000	600,000
Atlantis One Funding Corp. 0.220% 07/02/10 (f)	1,500,000	1,499,991
0.300% 07/01/10 (f)	1,000,000	1,000,000
0.305% 07/13/10 (f)	500,000	499,949
0.310% 07/07/10 (f)	1,000,000	999,948
0.310% 07/19/10 (f)	500,000	499,923
Clipper Receivables Co. LLC 0.280% 07/01/10	1,000,000	1,000,000

	Par	Value
Edison Asset Securitization LLC 0.280% 07/12/10 (f)	$2,000,000	$1,999,829
Falcon Asset Securitization Co. LLC 0.210% 07/01/10	1,000,000	1,000,000
FCAR Owner Trust 0.310% 07/01/10	600,000	600,000
0.310% 07/02/10	2,250,000	2,249,981
0.310% 07/12/10	250,000	249,976
Grampian Funding LLC 0.300% 07/08/10 (f)	250,000	249,985
0.320% 07/19/10 (f)	2,000,000	1,999,680
MetLife Short Term Funding LLC 0.270% 07/09/10 (f)	1,000,000	999,940
Nestle Capital Corp. 0.300% 09/07/10	1,000,000	999,433
Nestle Finance International Ltd. 0.270% 08/24/10	1,000,000	999,595
Royal Park Investments Funding Corp. 0.290% 07/02/10	946,000	945,992
0.300% 07/06/10	1,000,000	999,958
0.300% 07/09/10	2,000,000	1,999,867
0.320% 07/15/10	1,000,000	999,876
0.320% 07/20/10	800,000	799,865
0.330% 07/26/10	250,000	249,943
Santander Central Hispano Finance, (Delaware) Inc. 0.280% 07/21/10	1,000,000	999,844
Toyota Motor Credit Corp. 0.400% 07/02/10	1,000,000	999,989
0.400% 07/14/10	1,000,000	999,856
Total Commercial Paper (cost of $26,443,420)		26,443,420
CERTIFICATES OF DEPOSIT—14.7%
Barclays Bank PLC 0.300% 07/09/10	1,000,000	1,000,000
0.400% 09/13/10	1,000,000	1,000,000
Caisse des Depots et Consignations 0.320% 07/13/10	1,000,000	1,000,000
0.320% 07/15/10	1,000,000	1,000,000
0.320% 07/26/10	1,000,000	1,000,000
0.450% 10/13/10	1,000,000	1,000,000
0.460% 10/15/10	1,000,000	1,000,000
0.470% 10/20/10	1,000,000	1,000,000
Credit Agricole SA 0.300% 07/26/10	1,000,000	1,000,000
0.320% 08/19/10	1,000,000	1,000,000
0.320% 08/23/10	2,000,000	2,000,000
Deutsche Bank AG 0.300% 07/20/10	2,000,000	2,000,000
HSBC Bank PLC 0.320% 08/25/10	1,000,000	1,000,000
Societe Generale NY 0.340% 08/02/10	1,000,000	1,000,000
0.345% 08/02/10	250,000	250,001
0.345% 08/04/10	1,000,000	1,000,005

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
Toronto-Dominion 0.260% 07/14/10	$1,000,000	$1,000,000
Total Certificates of Deposit (cost of $18,250,006)		18,250,006
MUNICIPAL BOND—1.4%
Connecticut—1.4%
CT Housing Finance Authority Series 2008 A5, SPA: JPMorgan Chase Bank 0.320% 11/15/38 (07/01/10) (a)(b)	1,770,000	1,770,000
Total Municipal Bond (cost of $1,770,000)		1,770,000
REPURCHASE AGREEMENT—28.3%
Repurchase agreement with Barclays Capital, dated 06/30/10, due 07/01/10 at 0.010%, collateralized by a U.S. Treasury obligation maturing 05/31/17, market value $35,700,096 (repurchase proceeds $35,000,010)	35,000,000	35,000,000
Total Repurchase Agreement (cost of $35,000,000)		35,000,000
Total Investments—100.3% (cost of $124,242,642) (g)		124,242,642
Other Assets & Liabilities, Net—(0.3)%		(346,385)
Net Assets—100.0%		$123,896,257

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2010.

(b)  Parenthetical date represents the effective maturity date for the security.

(c)  Zero coupon bond.

(d)  The rate shown represents the annualized yield at the date of purchase.

(e)  The rate shown represents the discount rate at the date of purchase.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities, which are not illiquid, amounted to $9,749,245, which represents 7.9% of net assets.

(g)  Cost for federal income tax purposes is $124,242,642.

All securities are valued using amortized cost, an income approach, as of June 30, 2010.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Government & Agency Obligations	34.5
Commercial Paper	21.4
Certificates of Deposit	14.7
Municipal Bond	1.4
72.0
Repurchase Agreement	28.3
Other Assets & Liabilities, Net	(0.3)
Total	100.0

Acronym	Name
SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at amortized cost approximating value	$89,242,642
Repurchase agreement, at amortized cost approximating value	35,000,000
Total investments, at amortized cost approximating value	124,242,642
Cash	300,423
Receivable for:
Fund shares sold	1,274
Interest	26,521
Expense reimbursement due from investment advisor	22,193
Trustees' deferred compensation plan	33,605
Prepaid expenses	4,235
Total Assets	124,630,893
Liabilities
Payable for:
Fund shares repurchased	621,015
Investment advisory fee	15,329
Administration fee	15,633
Pricing and bookkeeping fees	12,204
Transfer agent fee	65
Trustees' fees	4,500
Audit fee	19,432
Chief compliance officer expenses	143
Trustees' deferred compensation plan	33,605
Other liabilities	12,710
Total Liabilities	734,636
Net Assets	$123,896,257
Net Assets Consist of
Paid-in capital	$123,905,062
Overdistributed net investment income	(3,871)
Accumulated net realized loss	(4,934)
Net Assets	$123,896,257
Shares outstanding	123,948,476
Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.

5

Statement of Operations

Columbia Money Market Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Interest	$171,791
Expenses
Investment advisory fee	219,213
Administration fee	93,948
Transfer agent fee	290
Pricing and bookkeeping fees	41,655
Trustees' fees	13,018
Custody fee	14,019
Chief compliance officer expenses	328
Other expenses	40,005
Total Expenses	422,476
Fees waived or expenses reimbursed by investment advisor	(250,650)
Custody earnings credit	(35)
Net Expenses	171,791
Net Investment Income	$—

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets

Columbia Money Market Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$—	$373,913
Net increase resulting from operations	—	373,913
Distributions to Shareholders
From net investment income	—	(373,913)
Net Capital Stock Transactions	(4,835,928)	(35,607,725)
Total decrease in net assets	(4,835,928)	(35,607,725)
Net Assets
Beginning of period	128,732,185	164,339,910
End of period	$123,896,257	$128,732,185
Overdistributed net investment income at end of period	$(3,871)	$(3,871)

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	26,566,472	$26,566,472	72,015,727	$72,015,727
Distributions reinvested	—	—	373,913	373,913
Redemptions	(31,402,401)	(31,402,400)	(107,997,365)	(107,997,365)
Net decrease	(4,835,929)	(4,835,928)	(35,607,725)	(35,607,725)

See Accompanying Notes to Financial Statements.

7

Financial Highlights

Columbia Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007	2006(a)	2005
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (b)	—		— (c)	0.03		0.05	0.05	0.03
Net realized and unrealized gain (loss) on investments	—		—	—	(c)	— (c)	—	—
Total from investment operations	—		— (c)	0.03		0.05	0.05	0.03
Less Distributions to Shareholders:
From net investment income	—		— (c)	(0.03)		(0.05)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Total return (d)(e)(f)	0.00	%(j)	0.23%	2.58	%(g)	5.02%	4.72%	2.81%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.28	%(i)	0.44%	0.46%		0.45%	0.45%	0.55%
Waiver/Reimbursement	0.40	%(i)	0.23%	0.18%		0.15%	0.15%	0.04%
Net investment income (h)	—	%(i)	0.25%	2.56%		4.91%	4.62%	2.78%
Net assets, end of period (000s)	$123,896		$128,732	$164,340		$181,348	$202,738	$217,320

(a)  On May 1, 2006, Liberty Money Market Fund, Variable Series was renamed Columbia Money Market Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return would have been 1.87%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Not annualized.

See Accompanying Notes to Financial Statements.

8

Notes to Financial Statements

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Money Market Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class A. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Fund's Board of Directors continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Fund's Board of Directors has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board of Directors deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, should be initiated.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be

9

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$373,913

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2013	$707
2014	1,707
2015	2,520
Total	$4,934

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
Over $1 billion	0.25%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.35% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior

10

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.45% of the Fund's average daily net assets on an annualized basis. In addition, the New Advisor has voluntarily undertaken to waive its receipt of certain Fund expenses (consisting of investment advisory and administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for the Fund. These arrangements may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

11

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 7. Shareholder Concentration

As of June 30, 2010, three shareholder accounts owned 85.1% of the outstanding shares of the fund. Purchases and redemption activity of these accounts may have a significant effect on the operations of the fund.

Note 8. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

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Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / June 30, 2010 (Unaudited)

Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Board Consideration and Approval of Advisory Agreements

Columbia Money Market Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

14

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

15

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

16

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia Money Market Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,186,544	6,172,234	7,599,453	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,571,015	8,843,166	7,544,050	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

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Important Information About This Report

A description of the policies and procedures that Columbia Money Market Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Money Market Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1515 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia S&P 500® Index Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (05/30/00)	-6.31	14.77	-1.01	-1.86
Class B (05/30/00)	-6.65	14.10	-1.31	-2.07
S&P 500 Index	-6.65	14.43	-0.79	-1.59

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	9.67	9.06
Class B	9.62	8.98

Annual operating expense ratio (%)*

Class A	0.91
Class B	1.16

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	936.90	1,024.05	0.72	0.75	0.15
Class B	1,000.00	1,000.00	933.50	1,022.81	1.92	2.01	0.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—97.5%
Consumer Discretionary—9.9%
Auto Components—0.2%
Goodyear Tire & Rubber Co. (a)	483	$4,801
Johnson Controls, Inc.	1,368	36,758
		41,559
Automobiles—0.4%
Ford Motor Co. (a)	6,935	69,905
Harley-Davidson, Inc.	491	10,915
		80,820
Distributors—0.1%
Genuine Parts Co.	321	12,664
Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A (a)	263	11,169
DeVry, Inc.	136	7,139
H&R Block, Inc.	659	10,340
		28,648
Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	878	26,551
Darden Restaurants, Inc.	278	10,800
International Game Technology	599	9,404
Marriott International, Inc., Class A	510	15,269
McDonald's Corp.	2,187	144,058
Starbucks Corp.	1,527	37,106
Starwood Hotels & Resorts Worldwide, Inc.	387	16,034
Wyndham Worldwide Corp.	363	7,311
Wynn Resorts Ltd.	152	11,593
Yum! Brands, Inc.	945	36,893
		315,019
Household Durables—0.4%
D.R. Horton, Inc.	554	5,446
Fortune Brands, Inc.	301	11,793
Harman International Industries, Inc. (a)	153	4,573
Leggett & Platt, Inc.	305	6,118
Lennar Corp., Class A	325	4,521
Newell Rubbermaid, Inc.	557	8,154
Pulte Homes, Inc. (a)	640	5,299
Stanley Black & Decker, Inc.	326	16,470
Whirlpool Corp.	164	14,403
		76,777
Internet & Catalog Retail—0.5%
Amazon.com, Inc. (a)	704	76,919
Expedia, Inc.	414	7,775
Priceline.com, Inc. (a)	97	17,124
		101,818
Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a)	536	2,326
Hasbro, Inc.	254	10,439
Mattel, Inc.	741	15,680
		28,445
Media—3.1%
CBS Corp., Class B	1,382	17,869
Comcast Corp., Class A	5,739	99,686
DIRECTV, Class A (a)	1,838	62,345

	Shares	Value
Discovery Communications, Inc., Class A (a)	570	$20,355
Gannett Co., Inc.	495	6,663
Interpublic Group of Companies, Inc. (a)	986	7,030
McGraw-Hill Companies, Inc.	639	17,981
Meredith Corp.	81	2,522
New York Times Co., Class A (a)	225	1,946
News Corp., Class A	4,579	54,765
Omnicom Group, Inc.	631	21,643
Scripps Networks Interactive Inc., Class A	172	6,938
Time Warner Cable, Inc.	721	37,550
Time Warner, Inc.	2,322	67,129
Viacom, Inc., Class B	1,232	38,648
Walt Disney Co.	3,982	125,433
Washington Post Co., Class B	14	5,747
		594,250
Multiline Retail—0.8%
Big Lots, Inc. (a)	157	5,038
Family Dollar Stores, Inc.	276	10,402
J.C. Penney Co., Inc.	470	10,096
Kohl's Corp. (a)	620	29,450
Macy's, Inc.	867	15,519
Nordstrom, Inc.	334	10,751
Sears Holdings Corp. (a)	107	6,918
Target Corp.	1,497	73,608
		161,782
Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A	169	5,187
AutoNation, Inc. (a)	184	3,588
Autozone, Inc. (a)	66	12,753
Bed Bath & Beyond, Inc. (a)	524	19,430
Best Buy Co., Inc.	697	23,600
CarMax, Inc. (a)	450	8,955
GameStop Corp., Class A (a)	318	5,975
Gap, Inc.	914	17,787
Home Depot, Inc.	3,416	95,887
Limited Brands, Inc.	559	12,337
Lowe's Companies, Inc.	2,918	59,586
O'Reilly Automotive, Inc. (a)	272	12,936
Office Depot, Inc. (a)	550	2,222
RadioShack Corp.	246	4,800
Ross Stores, Inc.	246	13,109
Staples, Inc.	1,480	28,194
Tiffany & Co.	254	9,629
TJX Companies, Inc.	840	35,238
Urban Outfitters, Inc. (a)	260	8,941
		380,154
Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.	623	22,770
NIKE, Inc., Class B	798	53,905
Polo Ralph Lauren Corp.	127	9,266
V.F. Corp.	171	12,172
		98,113

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Consumer Staples—11.2%
Beverages—2.6%
Brown-Forman Corp., Class B	222	$12,705
Coca-Cola Co.	4,690	235,063
Coca-Cola Enterprises, Inc.	670	17,326
Constellation Brands, Inc., Class A (a)	389	6,076
Dr Pepper Snapple Group, Inc.	505	18,882
Molson Coors Brewing Co., Class B	316	13,386
PepsiCo, Inc.	3,283	200,099
		503,537
Food & Staples Retailing—2.5%
Costco Wholesale Corp.	905	49,621
CVS Caremark Corp.	2,782	81,568
Kroger Co.	1,324	26,070
Safeway, Inc.	790	15,531
SUPERVALU, Inc.	442	4,791
Sysco Corp.	1,199	34,255
Wal-Mart Stores, Inc.	4,235	203,577
Walgreen Co.	1,988	53,080
Whole Foods Market, Inc. (a)	345	12,427
		480,920
Food Products—1.9%
Archer-Daniels-Midland Co.	1,305	33,695
Campbell Soup Co.	393	14,081
ConAgra Foods, Inc.	916	21,361
Dean Foods Co. (a)	368	3,706
General Mills, Inc.	1,338	47,526
H.J. Heinz Co.	640	27,661
Hershey Co.	336	16,104
Hormel Foods Corp.	129	5,222
J.M. Smucker Co.	237	14,272
Kellogg Co.	510	25,653
Kraft Foods, Inc., Class A	3,541	99,148
McCormick & Co., Inc. Non-Voting Shares	263	9,983
Mead Johnson Nutrition Co., Class A	425	21,301
Sara Lee Corp.	1,351	19,049
Tyson Foods, Inc., Class A	617	10,113
		368,875
Household Products—2.5%
Clorox Co.	278	17,280
Colgate-Palmolive Co.	990	77,972
Kimberly-Clark Corp.	855	51,839
Procter & Gamble Co.	5,861	351,543
		498,634
Personal Products—0.2%
Avon Products, Inc.	881	23,346
Estée Lauder Companies, Inc., Class A	235	13,097
		36,443
Tobacco—1.5%
Altria Group, Inc.	4,235	84,870
Lorillard, Inc.	299	21,522
Philip Morris International, Inc.	3,761	172,404
Reynolds American, Inc.	342	17,825
		296,621

	Shares	Value
Energy—10.5%
Energy Equipment & Services—1.7%
Baker Hughes, Inc.	880	$36,581
Cameron International Corp. (a)	488	15,870
Diamond Offshore Drilling, Inc.	153	9,515
FMC Technologies, Inc. (a)	249	13,112
Halliburton Co.	1,847	45,344
Helmerich & Payne, Inc.	205	7,487
Nabors Industries Ltd. (a)	574	10,114
National-Oilwell Varco, Inc.	862	28,506
Rowan Companies, Inc. (a)	221	4,849
Schlumberger Ltd.	2,420	133,923
Smith International, Inc.	495	18,637
		323,938
Oil, Gas & Consumable Fuels—8.8%
Anadarko Petroleum Corp.	998	36,018
Apache Corp.	686	57,754
Cabot Oil & Gas Corp.	203	6,358
Chesapeake Energy Corp.	1,337	28,010
Chevron Corp.	4,085	277,208
ConocoPhillips	3,038	149,135
Consol Energy, Inc.	468	15,800
Denbury Resources, Inc. (a)	815	11,932
Devon Energy Corp.	918	55,925
El Paso Corp.	1,435	15,943
EOG Resources, Inc.	506	49,775
Exxon Mobil Corp. (b)	10,404	593,756
Hess Corp.	586	29,499
Marathon Oil Corp.	1,449	45,049
Massey Energy Co.	218	5,962
Murphy Oil Corp.	396	19,622
Noble Energy, Inc.	352	21,236
Occidental Petroleum Corp.	1,648	127,143
Peabody Energy Corp.	540	21,130
Pioneer Natural Resources Co.	229	13,614
Qep Resources, Inc.	350	10,791
Range Resources Corp.	317	12,728
Southwestern Energy Co. (a)	706	27,280
Spectra Energy Corp.	1,315	26,392
Sunoco, Inc.	253	8,797
Tesoro Corp.	279	3,256
Valero Energy Corp.	1,163	20,911
Williams Companies, Inc.	1,180	21,570
		1,712,594
Financials—15.9%
Capital Markets—2.3%
Ameriprise Financial, Inc. (c)	512	18,498
Bank of New York Mellon Corp.	2,458	60,688
Charles Schwab Corp.	2,004	28,417
E*Trade Financial Corp. (a)	406	4,799
Federated Investors, Inc., Class B	169	3,500
Franklin Resources, Inc.	298	25,685
Goldman Sachs Group, Inc.	1,047	137,440
Invesco Ltd.	960	16,157
Janus Capital Group, Inc.	371	3,294

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Legg Mason, Inc.	328	$9,194
Morgan Stanley	2,845	66,032
Northern Trust Corp.	482	22,509
State Street Corp.	1,030	34,835
T. Rowe Price Group, Inc.	517	22,950
		453,998
Commercial Banks—3.0%
BB&T Corp.	1,405	36,966
Comerica, Inc.	353	13,001
Fifth Third Bancorp.	1,612	19,811
First Horizon National Corp. (a)	453	5,188
Huntington Bancshares, Inc.	1,465	8,116
KeyCorp	1,795	13,804
M&T Bank Corp.	157	13,337
Marshall & Ilsley Corp.	1,071	7,690
PNC Financial Services Group, Inc.	1,079	60,963
Regions Financial Corp.	2,422	15,937
SunTrust Banks, Inc.	1,015	23,649
U.S. Bancorp	3,903	87,232
Wells Fargo & Co.	10,594	271,206
Zions Bancorporation	329	7,097
		583,997
Consumer Finance—0.8%
American Express Co.	2,445	97,066
Capital One Financial Corp.	936	37,721
Discover Financial Services	1,111	15,532
SLM Corp. (a)	985	10,234
		160,553
Diversified Financial Services—4.4%
Bank of America Corp. (c)	20,425	293,507
Citigroup, Inc. (a)	46,002	172,968
CME Group, Inc.	138	38,854
IntercontinentalExchange, Inc. (a)	161	18,198
JPMorgan Chase & Co.	8,086	296,028
Leucadia National Corp. (a)	393	7,667
Moody's Corp.	402	8,008
NASDAQ OMX Group, Inc. (a)	295	5,245
NYSE Euronext	523	14,451
		854,926
Insurance—3.9%
AFLAC, Inc.	946	40,366
Allstate Corp.	1,097	31,517
American International Group, Inc. (a)	267	9,196
AON Corp.	548	20,342
Assurant, Inc.	232	8,050
Berkshire Hathaway, Inc., Class B (a)	3,364	268,077
Chubb Corp.	672	33,607
Cincinnati Financial Corp.	328	8,485
Genworth Financial, Inc., Class A (a)	991	12,952
Hartford Financial Services Group, Inc.	914	20,227
Lincoln National Corp.	610	14,817
Loews Corp.	720	23,983
Marsh & McLennan Companies, Inc.	1,102	24,850
MetLife, Inc.	1,664	62,833
Principal Financial Group, Inc.	648	15,189

	Shares	Value
Progressive Corp.	1,375	$25,740
Prudential Financial, Inc.	937	50,279
Torchmark Corp.	157	7,773
Travelers Companies, Inc.	1,019	50,186
Unum Group	676	14,669
Xl Group PLC	699	11,191
		754,329
Real Estate Investment Trusts (REITs)—1.3%
Apartment Investment & Management Co., Class A	228	4,416
AvalonBay Communities, Inc.	162	15,126
Boston Properties, Inc.	276	19,690
Equity Residential Property Trust	578	24,068
HCP, Inc.	591	19,060
Health Care REIT, Inc.	241	10,151
Host Hotels & Resorts, Inc.	1,335	17,996
Kimco Realty Corp.	830	11,155
Plum Creek Timber Co., Inc.	329	11,360
ProLogis	982	9,948
Public Storage	269	23,648
Simon Property Group, Inc.	598	48,289
Ventas, Inc.	315	14,789
Vornado Realty Trust	315	22,979
		252,675
Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (a)	544	7,404
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	957	11,714
People's United Financial, Inc.	765	10,327
		22,041
Health Care—11.8%
Biotechnology—1.4%
Amgen, Inc. (a)	1,960	103,096
Biogen Idec, Inc. (a)	542	25,718
Celgene Corp. (a)	927	47,110
Cephalon, Inc. (a)	164	9,307
Genzyme Corp. (a)	535	27,162
Gilead Sciences, Inc. (a)	1,817	62,287
		274,680
Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	1,223	49,703
Becton Dickinson & Co.	467	31,578
Boston Scientific Corp. (a)	3,077	17,847
C.R. Bard, Inc.	193	14,963
CareFusion Corp. (a)	360	8,172
DENTSPLY International, Inc.	305	9,123
Hospira, Inc. (a)	327	18,786
Intuitive Surgical, Inc. (a)	84	26,512
Medtronic, Inc.	2,248	81,535
St. Jude Medical, Inc. (a)	661	23,855
Stryker Corp.	567	28,384
Varian Medical Systems, Inc. (a)	254	13,279
Zimmer Holdings, Inc. (a)	419	22,647
		346,384

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Health Care Providers & Services—2.1%
Aetna, Inc.	870	$22,951
AmerisourceBergen Corp.	580	18,415
Cardinal Health, Inc.	744	25,006
CIGNA Corp.	552	17,145
Coventry Health Care, Inc. (a)	296	5,233
DaVita, Inc. (a)	200	12,488
Express Scripts, Inc. (a)	1,110	52,192
Humana, Inc. (a)	344	15,711
Laboratory Corp. of America Holdings (a)	214	16,125
McKesson Corp.	540	36,266
Medco Health Solutions, Inc. (a)	940	51,775
Patterson Companies, Inc.	180	5,135
Quest Diagnostics, Inc.	312	15,528
Tenet Healthcare Corp. (a)	894	3,880
UnitedHealth Group, Inc.	2,310	65,604
WellPoint, Inc. (a)	875	42,814
		406,268
Health Care Technology—0.1%
Cerner Corp. (a)	150	11,384
Life Sciences Tools & Services—0.4%
Life Technologies Corp. (a)	363	17,152
Millipore Corp. (a)	123	13,118
PerkinElmer, Inc.	232	4,795
Thermo Fisher Scientific, Inc. (a)	839	41,153
Waters Corp. (a)	189	12,228
		88,446
Pharmaceuticals—6.0%
Abbott Laboratories	3,152	147,451
Allergan, Inc.	622	36,238
Bristol-Myers Squibb Co.	3,491	87,066
Eli Lilly & Co.	2,057	68,910
Forest Laboratories, Inc. (a)	610	16,732
Johnson & Johnson	5,608	331,208
King Pharmaceuticals, Inc. (a)	497	3,772
Merck & Co., Inc.	6,354	222,199
Mylan, Inc. (a)	618	10,531
Pfizer, Inc.	16,417	234,106
Watson Pharmaceuticals, Inc. (a)	209	8,479
		1,166,692
Industrials—10.0%
Aerospace & Defense—2.8%
Boeing Co.	1,536	96,384
General Dynamics Corp.	790	46,262
Goodrich Corp.	244	16,165
Honeywell International, Inc.	1,571	61,316
ITT Corp.	372	16,710
L-3 Communications Holdings, Inc.	236	16,718
Lockheed Martin Corp.	625	46,563
Northrop Grumman Corp.	611	33,263
Precision Castparts Corp.	280	28,818
Raytheon Co.	784	37,938
Rockwell Collins, Inc.	316	16,789
United Technologies Corp.	1,895	123,004
		539,930

	Shares	Value
Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.	345	$19,203
Expeditors International of Washington, Inc.	442	15,253
FedEx Corp.	633	44,380
United Parcel Service, Inc., Class B	2,022	115,031
		193,867
Airlines—0.1%
Southwest Airlines Co.	1,524	16,932
Building Products—0.0%
Masco Corp.	736	7,919
Commercial Services & Supplies—0.5%
Avery Dennison Corp.	228	7,326
Cintas Corp.	260	6,232
Iron Mountain, Inc.	369	8,288
Pitney Bowes, Inc.	425	9,333
R.R. Donnelley & Sons Co.	427	6,990
Republic Services, Inc.	657	19,533
Stericycle, Inc. (a)	161	10,558
Waste Management, Inc.	974	30,476
		98,736
Construction & Engineering—0.2%
Fluor Corp.	364	15,470
Jacobs Engineering Group, Inc. (a)	244	8,891
Quanta Services, Inc. (a)	437	9,024
		33,385
Electrical Equipment—0.5%
Emerson Electric Co.	1,522	66,496
Rockwell Automation, Inc.	283	13,893
Roper Industries, Inc.	201	11,248
		91,637
Industrial Conglomerates—2.2%
3M Co.	1,450	114,535
General Electric Co. (b)	21,726	313,289
Textron, Inc.	547	9,283
		437,107
Machinery—1.7%
Caterpillar, Inc.	1,282	77,010
Cummins, Inc.	420	27,355
Danaher Corp.	1,071	39,756
Deere & Co.	872	48,553
Dover Corp.	380	15,880
Eaton Corp.	335	21,922
Flowserve Corp.	123	10,430
Illinois Tool Works, Inc.	790	32,611
PACCAR, Inc.	741	29,544
Pall Corp.	228	7,836
Parker Hannifin Corp.	324	17,969
Snap-On, Inc.	127	5,196
		334,062
Professional Services—0.1%
Dun & Bradstreet Corp.	114	7,652
Equifax, Inc.	249	6,987
Robert Half International, Inc.	308	7,253
		21,892

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Road & Rail—0.8%
CSX Corp.	780	$38,711
Norfolk Southern Corp.	755	40,053
Ryder System, Inc.	98	3,943
Union Pacific Corp.	1,026	71,317
		154,024
Trading Companies & Distributors—0.1%
Fastenal Co.	261	13,100
W.W. Grainger, Inc.	114	11,337
		24,437
Information Technology—18.3%
Communications Equipment—2.2%
Cisco Systems, Inc. (a)	11,627	247,771
Harris Corp.	260	10,829
JDS Uniphase Corp. (a)	465	4,576
Juniper Networks, Inc. (a)	1,073	24,486
Motorola, Inc. (a)	4,731	30,846
QUALCOMM, Inc.	3,330	109,357
Tellabs, Inc.	791	5,055
		432,920
Computers & Peripherals—4.5%
Apple, Inc. (a)	1,847	464,576
Dell, Inc. (a)	3,518	42,427
EMC Corp. (a)	4,184	76,567
Hewlett-Packard Co.	4,753	205,710
Lexmark International, Inc., Class A (a)	172	5,681
NetApp, Inc. (a)	697	26,005
QLogic Corp. (a)	232	3,856
SanDisk Corp. (a)	478	20,109
Teradata Corp. (a)	347	10,577
Western Digital Corp. (a)	467	14,085
		869,593
Electronic Equipment, Instruments & Components—0.5%
Agilent Technologies, Inc. (a)	710	20,185
Amphenol Corp., Class A	348	13,669
Corning, Inc.	3,178	51,325
FLIR Systems, Inc. (a)	304	8,843
Jabil Circuit, Inc.	390	5,187
Molex, Inc.	269	4,907
		104,116
Internet Software & Services—1.7%
Akamai Technologies, Inc. (a)	347	14,078
eBay, Inc. (a)	2,303	45,162
Google, Inc., Class A (a)	491	218,470
Monster Worldwide, Inc. (a)	247	2,878
VeriSign, Inc. (a)	369	9,797
Yahoo!, Inc. (a)	2,403	33,233
		323,618
IT Services—3.1%
Automatic Data Processing, Inc.	1,027	41,347
Cognizant Technology Solutions Corp., Class A (a)	599	29,986

	Shares	Value
Computer Sciences Corp.	306	$13,847
Fidelity National Information Services, Inc.	667	17,889
Fiserv, Inc. (a)	314	14,337
International Business Machines Corp.	2,599	320,925
MasterCard, Inc., Class A	200	39,906
Paychex, Inc.	654	16,984
SAIC, Inc. (a)	595	9,960
Total System Services, Inc.	409	5,562
Visa, Inc., Class A	927	65,585
Western Union Co.	1,365	20,352
		596,680
Office Electronics—0.1%
Xerox Corp.	2,801	22,520
Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a)	1,155	8,455
Altera Corp.	626	15,531
Analog Devices, Inc.	613	17,078
Applied Materials, Inc.	2,743	32,971
Broadcom Corp., Class A	889	29,310
First Solar, Inc. (a)	107	12,180
Intel Corp.	11,320	220,174
KLA-Tencor Corp.	346	9,647
Linear Technology Corp.	467	12,987
LSI Corp. (a)	1,324	6,090
MEMC Electronic Materials, Inc. (a)	462	4,565
Microchip Technology, Inc.	374	10,375
Micron Technology, Inc. (a)	1,732	14,705
National Semiconductor Corp.	496	6,676
Novellus Systems, Inc. (a)	194	4,920
NVIDIA Corp. (a)	1,167	11,915
Teradyne, Inc. (a)	355	3,461
Texas Instruments, Inc.	2,490	57,967
Xilinx, Inc.	555	14,019
		493,026
Software—3.7%
Adobe Systems, Inc. (a)	1,069	28,254
Autodesk, Inc. (a)	456	11,108
BMC Software, Inc. (a)	379	13,125
CA, Inc.	788	14,499
Citrix Systems, Inc. (a)	373	15,752
Compuware Corp. (a)	453	3,615
Electronic Arts, Inc. (a)	662	9,533
Intuit, Inc. (a)	643	22,357
McAfee, Inc. (a)	317	9,738
Microsoft Corp.	15,512	356,931
Novell, Inc. (a)	709	4,027
Oracle Corp.	7,969	171,015
Red Hat, Inc. (a)	384	11,113
Salesforce.com, Inc. (a)	242	20,768
Symantec Corp. (a)	1,626	22,569
		714,404

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Materials—3.4%
Chemicals—1.9%
Air Products & Chemicals, Inc.	441	$28,581
Airgas, Inc.	181	11,258
CF Industries Holdings, Inc.	157	9,962
Dow Chemical Co.	2,345	55,623
E.I. Du Pont de Nemours & Co.	1,846	63,853
Eastman Chemical Co.	135	7,204
Ecolab, Inc.	468	21,018
FMC Corp.	159	9,131
International Flavors & Fragrances, Inc.	174	7,381
Monsanto Co.	1,116	51,582
PPG Industries, Inc.	343	20,721
Praxair, Inc.	621	47,190
Sherwin-Williams Co.	180	12,454
Sigma-Aldrich Corp.	243	12,109
		358,067
Construction Materials—0.1%
Vulcan Materials Co.	251	11,001
Containers & Packaging—0.2%
Ball Corp.	182	9,615
Bemis Co., Inc.	213	5,751
Owens-Illinois, Inc. (a)	341	9,020
Pactiv Corp. (a)	271	7,547
Sealed Air Corp.	320	6,310
		38,243
Metals & Mining—1.0%
AK Steel Holding Corp.	216	2,575
Alcoa, Inc.	2,081	20,935
Allegheny Technologies, Inc.	191	8,440
Cliffs Natural Resources, Inc.	284	13,394
Freeport-McMoRan Copper & Gold, Inc.	962	56,883
Newmont Mining Corp.	995	61,431
Nucor Corp.	639	24,461
Titanium Metals Corp. (a)	161	2,832
United States Steel Corp.	286	11,025
		201,976
Paper & Forest Products—0.2%
International Paper Co.	894	20,231
MeadWestvaco Corp.	347	7,704
Weyerhaeuser Co.	441	15,523
		43,458
Telecommunication Services—2.9%
Diversified Telecommunication Services—2.6%
AT&T, Inc.	12,024	290,861
CenturyTel, Inc.	605	20,152
Frontier Communications Corp.	633	4,501
Qwest Communications International, Inc.	3,041	15,965
Verizon Communications, Inc.	5,758	161,339
Windstream Corp.	977	10,317
		503,135

	Shares	Value
Wireless Telecommunication Services—0.3%
American Tower Corp., Class A (a)	824	$36,668
MetroPCS Communications, Inc. (a)	524	4,291
Sprint Nextel Corp. (a)	6,065	25,716
		66,675
Utilities—3.6%
Electric Utilities—1.9%
Allegheny Energy, Inc.	344	7,114
American Electric Power Co., Inc.	967	31,234
Duke Energy Corp.	2,679	42,864
Edison International	663	21,030
Entergy Corp.	386	27,645
Exelon Corp.	1,343	50,994
FirstEnergy Corp.	617	21,737
NextEra Energy, Inc.	851	41,495
Northeast Utilities	357	9,096
Pepco Holdings, Inc.	463	7,260
Pinnacle West Capital Corp.	230	8,363
PPL Corp.	946	23,603
Progress Energy, Inc.	586	22,983
Southern Co.	1,673	55,677
		371,095
Gas Utilities—0.1%
EQT Corp.	288	10,409
Nicor, Inc.	100	4,050
ONEOK, Inc.	225	9,731
		24,190
Independent Power Producers & Energy Traders—0.2%
AES Corp. (a)	1,361	12,576
Constellation Energy Group, Inc.	418	13,480
NRG Energy, Inc. (a)	510	10,817
		36,873
Multi-Utilities—1.4%
Ameren Corp.	497	11,814
CenterPoint Energy, Inc.	855	11,252
CMS Energy Corp.	456	6,680
Consolidated Edison, Inc.	568	24,481
Dominion Resources, Inc.	1,206	46,720
DTE Energy Co.	333	15,188
Integrys Energy Group, Inc.	168	7,348
NiSource, Inc.	557	8,077
PG&E Corp.	762	31,318
Public Service Enterprise Group, Inc.	1,030	32,270
SCANA Corp.	219	7,831
Sempra Energy	493	23,068
TECO Energy, Inc.	446	6,721
Wisconsin Energy Corp.	228	11,569
Xcel Energy, Inc.	946	19,497
		263,834
Total Common Stocks (cost of $15,602,336)		18,954,740

See Accompanying Notes to Financial Statements.

8

Investment Portfolio (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

	Par	Value
SHORT-TERM OBLIGATION—0.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10, at 0.000%, collateralized by a U.S. Government Agency obligation maturing 01/19/16, market value $103,388 (repurchase proceeds $100,000)	$100,000	$100,000
Total Short-Term Obligation (cost of $100,000)		100,000
Total Investments—98.0% (cost of $15,702,336) (d)		19,054,740
Other Assets & Liabilities, Net—2.0%		392,995
Net Assets—100.0%		$19,447,735

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  A portion of this security with a market value of $787,000 is pledged as collateral for open futures contracts.

(c)  Investments in affiliates during the period ended June 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bank of America Corp.*	$359,015	$3,361	$(53,903)	$219	$—

*As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from January 1, 2010 through April 30, 2010.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ameriprise Financial, Inc.*	$—	$—	$(1,158)	$97	$18,498

*As of May 1, 2010, this company became an affiliate of the Fund. The above table reflects activity for the period from May 1, 2010 through June 30, 2010.

(d)  Cost for federal income tax purposes is $15,702,336.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$18,954,740	$—	$—	$18,954,740
Total Short-Term Obligation	—	100,000	—	100,000
Total Investments	18,954,740	100,000	—	19,054,740
Unrealized Depreciation on Futures Contracts	(6,054)	—	—	(6,054)
Total	$18,948,686	$100,000	$—	$19,048,686

There were no significant transfers between Levels 1 and 2 during the period.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held the following open long futures contracts:

Risk Exposure/Type

Equity Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	1	$256,650	$262,704	Sept.-2010	$(6,054)

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	18.3
Financials	15.9
Health Care	11.8
Consumer Staples	11.2
Energy	10.5
Industrials	10.0
Consumer Discretionary	9.9
Utilities	3.6
Materials	3.4
Telecommunication Services	2.9
97.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	2.0
100.0

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Unaffiliated investments, at identified cost	$15,691,045
Affiliated investments, at identified cost	11,291
Total investments, at identified cost	15,702,336
Unaffiliated investments, at value	$19,036,242
Affiliated investments, at value	18,498
Total investments, at value	19,054,740
Cash	577
Receivable for:
Investments sold	16,103
Fund shares sold	377,023
Dividends	25,957
Expense reimbursement due from investment advisor	14,504
Trustees' deferred compensation plan	14,125
Prepaid expenses	397
Other assets	8,962
Total Assets	19,512,388
Liabilities
Payable for:
Investments purchased	10,789
Fund shares repurchased	39
Futures variation margin	2,175
Investment advisory fee	3,355
Pricing and bookkeeping fees	4,267
Transfer agent fee	11
Trustees' fees	291
Audit fee	19,034
Distribution fees — Class B	4,180
Chief compliance officer expenses	104
Reports to shareholders	3,806
Trustees' deferred compensation plan	14,125
Other liabilities	2,477
Total Liabilities	64,653
Net Assets	$19,447,735
Net Assets Consist of
Paid-in capital	$18,923,900
Undistributed net investment income	559,113
Accumulated net realized loss	(3,381,628)
Net unrealized appreciation (depreciation) on:
Investments	3,352,404
Futures contracts	(6,054)
Net Assets	$19,447,735
Class A
Net assets	$9,188
Shares outstanding	1,014
Net asset value per share	$9.06
Class B
Net assets	$19,438,547
Shares outstanding	2,165,491
Net asset value per share	$8.98

See Accompanying Notes to Financial Statements.

10

Statement of Operations

Columbia S&P 500® Index Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$214,382
Dividends from affiliates	316
Interest	50
Total Investment Income	214,748
Expenses
Investment advisory fee	22,048
Distribution fees — Class B	27,537
Transfer agent fee	59
Pricing and bookkeeping fees	23,753
Trustees' fees	8,507
Custody fee	8,041
Audit fee	16,170
Reports to shareholders	11,369
Chief compliance officer expenses	291
Other expenses	14,036
Total Expenses	131,811
Fees waived or expenses reimbursed by investment advisor	(87,731)
Custody earnings credit	(5)
Net Expenses	44,075
Net Investment Income	170,673
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	337,477
Affiliated investments	(47,001)
Futures contracts	(10,024)
Net realized gain	280,452
Net change in unrealized appreciation (depreciation) on:
Investments	(1,764,267)
Futures contracts	(7,399)
Net change in unrealized appreciation (depreciation)	(1,771,666)
Net Loss	(1,491,214)
Net Decrease Resulting from Operations	$(1,320,541)

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets

Columbia S&P 500® Index Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$170,673	$421,331
Net realized gain (loss) on investments and futures contracts	280,452	(524,252)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,771,666)	5,343,206
Net increase (decrease) resulting from operations	(1,320,541)	5,240,285
Distributions to Shareholders
From net investment income:
Class A	—	(2,374)
Class B	—	(630,612)
Total distributions to shareholders	—	(632,986)
Net Capital Stock Transactions	(3,031,688)	(4,344,431)
Total increase (decrease) in net assets	(4,352,229)	262,868
Net Assets
Beginning of period	23,799,964	23,537,096
End of period	$19,447,735	$23,799,964
Undistributed net investment income at end of period	$559,113	$388,440

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	1,014	$10,000	—	$—
Distributions reinvested	—	—	297	2,374
Redemptions	(9,441)	(93,084)	—	—
Net increase (decrease)	(8,427)	(83,084)	297	2,374
Class B
Subscriptions	69,778	647,343	159,395	1,184,589
Distributions reinvested	—	—	79,024	630,612
Redemptions	(367,696)	(3,595,947)	(760,739)	(6,162,006)
Net decrease	(297,918)	(2,948,604)	(522,320)	(4,346,805)

See Accompanying Notes to Financial Statements.

12

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$9.67		$7.90	$12.87	$12.40	$10.92	$10.45
Income from Investment Operations:
Net investment income (b)	0.08		0.18	0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss) on investments and futures contracts	(0.69)		1.85	(4.96)	0.46	1.49	0.32
Total from investment operations	(0.61)		2.03	(4.74)	0.66	1.66	0.47
Less Distributions to Shareholders:
From net investment income	—		(0.26)	(0.23)	(0.19)	(0.18)	—
Net Asset Value, End of Period	$9.06		$9.67	$7.90	$12.87	$12.40	$10.92
Total return (c)(d)(e)	(6.31	)%(f)	26.37%	(37.30)%	5.23%	15.31%	4.50	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.15	%(i)	0.22%	0.37%	0.47%	0.48%	0.44%
Waiver/Reimbursement	0.80	%(i)	0.69%	0.34%	0.12%	0.06%	0.01%
Net investment income (h)	1.58	%(i)	2.12%	2.05%	1.53%	1.47%	1.44%
Portfolio turnover rate	3	%(f)	6%	5%	4%	5%	7%
Net assets, end of period (000s)	$9		$91	$72	$115	$110	$95

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500® Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

13

Financial Highlights

Columbia S&P 500® Index Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$9.62		$7.86	$12.79	$12.34	$10.87	$10.43
Income from Investment Operations:
Net investment income (b)	0.08		0.15	0.19	0.16	0.14	0.12
Net realized and unrealized gain (loss) on investments and futures contracts	(0.72)		1.84	(4.92)	0.45	1.48	0.32
Total from investment operations	(0.64)		1.99	(4.73)	0.61	1.62	0.44
Less Distributions to Shareholders:
From net investment income	—		(0.23)	(0.20)	(0.16)	(0.15)	—
Net Asset Value, End of Period	$8.98		$9.62	$7.86	$12.79	$12.34	$10.87
Total return (c)(d)(e)	(6.65	)%(f)	25.96%	(37.40)%	4.87%	15.03%	4.22	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (h)	0.40	%(i)	0.47%	0.62%	0.72%	0.73%	0.69%
Waiver/Reimbursement	0.80	%(i)	0.69%	0.34%	0.12%	0.06%	0.01%
Net investment income (h)	1.55	%(i)	1.88%	1.79%	1.27%	1.22%	1.19%
Portfolio turnover rate	3	%(f)	6%	5%	4%	5%	7%
Net assets, end of period (000s)	$19,439		$23,709	$23,465	$46,888	$50,712	$52,431

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500® Index Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

14

Notes to Financial Statements

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia S&P 500® Index Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor's (S&P) 500® Index.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

15

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$632,986

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$5,757,009
Unrealized depreciation	(2,404,605)
Net unrealized appreciation	$3,352,404

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$53,470
2013	717,217
2014	523,352
2016	283,376
2017	513,097
$2,090,512

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured

16

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

17

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.15% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Fund:

Futures Contracts—The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and

18

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended June 30, 2010, the Fund entered into 5 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2010.

Fair Value of Derivative Instruments
Statement of Assts and Liabilities
Futures Contracts
Liability	Fair Value
Futures Variation Margin	$(2,175	)*

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended June 30, 2010:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts

Risk Exposure	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
Equity Risk	$(10,024)	$(7,399)

Note 7. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $618,643 and $3,929,015, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 95.8% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

19

Notes to Financial Statements (continued)

Columbia S&P 500® Index Fund, Variable Series / June 30, 2010 (Unaudited)

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20

Board Consideration and Approval of Advisory Agreements

Columbia S&P 500® Index Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

21

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

22

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

23

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

24

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

25

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

26

Shareholder Meeting Results

Columbia S&P 500® Index Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,862,661	282,801	552,514	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,821,879	250,831	625,266	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

27

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Important Information About This Report

A description of the policies and procedures that Columbia S&P 500® Index Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia S&P 500® Index Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1500 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Select Large Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	Life
Class A (09/02/08)	-6.89	12.82	-9.22
Class B (09/02/08)	-7.02	12.42	-9.46
Russell 1000 Growth Index[1]	-7.65	13.62	-7.08

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	9.00	8.38
Class B	8.97	8.34

Annual operating expense ratio (%)*

Class A	4.56
Class B	4.81

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

1  Index performance for the life of the fund is from September 2, 2008.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	931.10	1,020.58	4.07	4.26	0.85
Class B	1,000.00	1,000.00	929.80	1,019.34	5.26	5.51	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—100.5%
Consumer Discretionary—17.7%
Internet & Catalog Retail—8.3%
Amazon.com, Inc. (a)	1,750	$191,205
Priceline.com, Inc. (a)	888	156,768
		347,973
Specialty Retail—5.9%
O'Reilly Automotive, Inc. (a)	2,280	108,437
Staples, Inc.	7,230	137,731
		246,168
Textiles, Apparel & Luxury Goods—3.5%
lululemon athletica, Inc. (a)	3,870	144,041
Consumer Staples—3.0%
Food & Staples Retailing—3.0%
Costco Wholesale Corp.	2,302	126,219
Energy—7.1%
Energy Equipment & Services—3.3%
FMC Technologies, Inc. (a)	2,660	140,076
Oil, Gas & Consumable Fuels—3.8%
EOG Resources, Inc.	1,600	157,392
Financials—8.3%
Capital Markets—4.0%
T. Rowe Price Group, Inc.	3,780	167,794
Diversified Financial Services—4.3%
CME Group, Inc.	640	180,192
Health Care—25.4%
Biotechnology—4.5%
Celgene Corp. (a)	3,700	188,034
Health Care Equipment & Supplies—3.2%
St. Jude Medical, Inc. (a)	3,720	134,255
Health Care Providers & Services—3.4%
Medco Health Solutions, Inc. (a)	2,578	141,996
Life Sciences Tools & Services—7.6%
Covance, Inc. (a)	1,979	101,562
Illumina, Inc. (a)	2,589	112,699
QIAGEN N.V. (a)	5,411	104,000
		318,261
Pharmaceuticals—6.7%
Allergan, Inc.	2,533	147,572
Novo Nordisk A/S, ADR	1,636	132,549
		280,121
Industrials—2.5%
Air Freight & Logistics—2.5%
Expeditors International of Washington, Inc.	3,046	105,117

	Shares	Value
Information Technology—29.8%
Communications Equipment—2.9%
QUALCOMM, Inc.	3,739	$122,789
Computers & Peripherals—9.2%
Apple, Inc. (a)	753	189,402
EMC Corp. (a)	10,680	195,444
		384,846
Internet Software & Services—6.6%
Akamai Technologies, Inc. (a)	3,170	128,607
Google, Inc., Class A (a)	336	149,503
		278,110
IT Services—8.1%
Cognizant Technology Solutions Corp., Class A (a)	2,960	148,178
MasterCard, Inc., Class A	947	188,955
		337,133
Software—3.0%
Salesforce.com, Inc. (a)	1,460	125,297
Materials—3.5%
Chemicals—3.5%
Praxair, Inc.	1,910	145,141
Telecommunication Services—3.2%
Wireless Telecommunication Services—3.2%
America Movil SAB de CV, Series L, ADR	2,805	133,237
Total Common Stocks (cost of $3,978,782)		4,204,192
Total Investments—100.5% (cost of $3,978,782) (b)		4,204,192
Other Assets & Liabilities, Net—(0.5)%		(21,709)
Net Assets—100.0%		$4,182,483

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,978,782.

Quoted prices in active markets for identical securities (level 1 measurements) were used in determining value for all securities in the Fund's portfolio as of June 30, 2010.

There were no significant transfers between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	29.8
Health Care	25.4
Consumer Discretionary	17.7
Financials	8.3
Energy	7.1
Materials	3.5
Telecommunication Services	3.2
Consumer Staples	3.0
Industrials	2.5
100.5
Other Assets & Liabilities, Net	(0.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$3,978,782
Investments, at value	$4,204,192
Cash	40,018
Receivable for:
Investments sold	69,602
Dividends	651
Foreign tax reclaims	788
Expense reimbursement due from investment advisor	11,541
Trustees' deferred compensation plan	3,622
Prepaid expenses	140
Total Assets	4,330,554
Liabilities
Payable for:
Investments purchased	98,161
Investment advisory fee	2,744
Administration fee	868
Pricing and bookkeeping fees	3,137
Transfer agent fee	126
Trustees' fees	13
Custody fee	190
Distribution fees — Class B	456
Chief compliance officer expenses	125
Trustees' deferred compensation plan	3,622
Other liabilities	38,629
Total Liabilities	148,071
Net Assets	$4,182,483
Net Assets Consist of
Paid-in capital	$4,991,254
Accumulated net investment loss	(12,214)
Accumulated net realized loss	(1,021,967)
Net unrealized appreciation on investments	225,410
Net Assets	$4,182,483
Class A
Net assets	$2,096,016
Shares outstanding	250,081
Net asset value per share	$8.38
Class B
Net assets	$2,086,467
Shares outstanding	250,040
Net asset value per share	$8.34

See Accompanying Notes to Financial Statements.

5

Statement of Operations

Columbia Select Large Cap Growth Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$12,256
Interest	2
Foreign taxes withheld	(444)
Total Investment Income	11,814
Expenses
Investment advisory fee	16,928
Administration fee	3,386
Distribution fees — Class B	2,816
Transfer agent fee	12
Pricing and bookkeeping fees	19,484
Trustees' fees	7,755
Custody fee	1,805
Audit fee	18,831
Reports to shareholders	10,246
Chief compliance officer expenses	308
Other expenses	5,733
Total Expenses	87,304
Fees waived or expenses reimbursed by investment advisor and/or its affiliates	(65,294)
Custody earnings credit	(9)
Net Expenses	22,001
Net Investment Loss	(10,187)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	24,970
Net change in unrealized appreciation (depreciation) on investments	(327,995)
Net Loss	(303,025)
Net Decrease Resulting from Operations	$(313,212)

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets

Columbia Select Large Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment loss	$(10,187)	$(10,244)
Net realized gain (loss) on investments	24,970	(500,214)
Net change in unrealized appreciation (depreciation) on investments	(327,995)	1,940,607
Net increase (decrease) resulting from operations	(313,212)	1,430,149
Distributions to Shareholders
From net investment income:
Class A	—	(600)
Class B	—	(300)
Total distributions to shareholders	—	(900)
Net Capital Stock Transactions	—	900
Total increase (decrease) in net assets	(313,212)	1,430,149
Net Assets
Beginning of period	4,495,695	3,065,546
End of period	$4,182,483	$4,495,695
Accumulated net investment loss at end of period	$(12,214)	$(2,027)

Capital Stock Activity

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Distributions reinvested	—	$—	81	$600
Net increase	—	—	81	600
Class B
Distributions reinvested	—	—	40	300
Net increase	—	—	40	300

See Accompanying Notes to Financial Statements.

7

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$9.00		$6.13	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01)		(0.01)	—	(c)
Net realized and unrealized gain (loss) on investments	(0.61)		2.88	(3.87)
Total from investment operations	(0.62)		2.87	(3.87)
Less Distributions to Shareholders:
From net investments income	—		— (c)	—
Net Asset Value, End of Period	$8.38		$9.00	$6.13
Total return (d)(e)(f)	(6.89	)%(g)	46.87%	(38.70	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.85	%(i)	0.85%	0.85	%(i)
Waiver/Reimbursement	2.90	%(i)	3.71%	6.79	%(i)
Net investment income (loss) (h)	(0.33	)%(i)	(0.15)%	0.08	%(i)
Portfolio turnover rate	44	%(g)	46%	31	%(g)
Net assets, end of period (000s)	$2,096		$2,252	$1,533

(a)  Class A shares commenced operations on September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Select Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$8.97		$6.13	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.03)		(0.03)	—	(c)
Net realized and unrealized gain (loss) on investments	(0.60)		2.87	(3.87)
Total from investment operations	(0.63)		2.84	(3.87)
Less Distributions to Shareholders:
From net investment income	—		— (c)	—
Net Asset Value, End of Period	$8.34		$8.97	$6.13
Total return (d)(e)(f)	(7.02	)%(g)	46.35%	(38.70	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.10	%(i)	1.10%	1.10	%(i)
Waiver/Reimbursement	2.90	%(i)	3.71%	6.79	%(i)
Net investment loss (h)	(0.58	)%(i)	(0.40)%	(0.17	)%(i)
Portfolio turnover rate	44	%(g)	46%	31	%(g)
Net assets, end of period (000s)	$2,086		$2,244	$1,532

(a)  Class B shares commenced operations September 2, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

9

Notes to Financial Statements

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Select Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's

10

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Ordinary Income*	$900

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$489,599
Unrealized depreciation	(264,189)
Net unrealized appreciation	$225,410

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$419,828
2017	613,474
Total	$1,033,302

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the

11

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the

12

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.85% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges related to overdrafts, if any) did not exceed 0.85% of the Fund's average daily net assets on an annualized basis.

The New Advisor is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or expense reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery, if any.

At June 30, 2010, the amounts potentially recoverable by the New Advisor pursuant to this arrangement are as follows:

Amount of potential recovery expiring December 31:			Total potential	Amount recovered during the six month ended
2013	2012	2011	recovery	06/30/2010
$65,294	$137,199	$78,321	$280,814	$—

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,971,713 and $2,032,106, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of June 30, 2010, one shareholder account owned 100.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

13

Notes to Financial Statements (continued)

Columbia Select Large Cap Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

14

Board Consideration and Approval of Advisory Agreements

Columbia Select Large Cap Growth Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

15

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

16

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

17

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

18

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

19

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

20

Shareholder Meeting Results

Columbia Select Large Cap Growth Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,493,591	0	0	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,493,591	0	0	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

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Important Information About This Report

A description of the policies and procedures that Columbia Select Large Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively, the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Select Large Cap Growth Fund, Variable Series

One Financial Center, Boston, MA 02111-2621

C-1530 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Small Cap Value Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Small Cap Value Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (05/19/98)	-0.04	24.12	2.31	8.22
Class B (06/01/00)	-0.19	23.89	2.13	8.09
Russell 2000 Value Index	-1.64	25.07	-0.51	7.48

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	14.01	13.87
Class B	13.98	13.85

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.17

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.60	1,020.38	4.41	4.46	0.89
Class B	1,000.00	1,000.00	998.10	1,019.34	5.45	5.51	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—99.9%
Consumer Discretionary—8.8%
Diversified Consumer Services—0.4%
Regis Corp.	70,552	$1,098,495
Hotels, Restaurants & Leisure—1.6%
Benihana, Inc., Class A (a)	111,902	662,460
Bob Evans Farms, Inc.	46,561	1,146,332
CEC Entertainment, Inc. (a)	26,138	921,626
Jack in the Box, Inc. (a)	39,070	759,911
Red Robin Gourmet Burgers, Inc. (a)	40,543	695,718
		4,186,047
Household Durables—1.1%
American Greetings Corp., Class A	43,030	807,243
Cavco Industries, Inc. (a)	26,907	946,588
CSS Industries, Inc.	60,747	1,002,325
		2,756,156
Leisure Equipment & Products—0.4%
JAKKS Pacific, Inc. (a)	68,855	990,135
Media—0.4%
Scholastic Corp.	40,148	968,370
Specialty Retail—4.3%
America's Car-Mart, Inc. (a)	36,048	815,766
Christopher & Banks Corp.	154,049	953,563
Finish Line, Inc., Class A	73,200	1,019,676
Foot Locker, Inc.	88,001	1,110,573
GameStop Corp., Class A (a)	50,680	952,277
Men's Wearhouse, Inc.	54,791	1,005,963
OfficeMax, Inc. (a)	77,733	1,015,193
Pacific Sunwear of California, Inc. (a)	437,462	1,399,878
Rent-A-Center, Inc. (a)	84,846	1,718,980
Shoe Carnival, Inc. (a)	49,697	1,019,286
		11,011,155
Textiles, Apparel & Luxury Goods—0.6%
Movado Group, Inc. (a)	76,957	821,901
Wolverine World Wide, Inc.	27,530	694,306
		1,516,207
Consumer Staples—1.5%
Food & Staples Retailing—0.8%
Ruddick Corp.	41,010	1,270,900
Spartan Stores, Inc.	57,010	782,177
		2,053,077
Food Products—0.7%
Fresh Del Monte Produce, Inc. (a)	87,629	1,773,611
Energy—5.5%
Energy Equipment & Services—2.7%
Dawson Geophysical Co. (a)	31,793	676,237
Gulf Island Fabrication, Inc.	57,544	893,083
Lufkin Industries, Inc.	9,038	352,392
Matrix Service Co. (a)	78,621	731,961
Patterson-UTI Energy, Inc.	79,740	1,026,254
T-3 Energy Services, Inc. (a)	39,335	1,097,446

	Shares	Value
TGC Industries, Inc. (a)	110,529	$334,903
Tidewater, Inc.	23,543	911,585
Union Drilling, Inc. (a)	153,106	843,614
		6,867,475
Oil, Gas & Consumable Fuels—2.8%
Berry Petroleum Co., Class A	30,320	779,830
Bill Barrett Corp. (a)	34,780	1,070,181
Forest Oil Corp. (a)	29,890	817,791
Holly Corp.	31,550	838,599
International Coal Group, Inc. (a)	160,460	617,771
Stone Energy Corp. (a)	70,827	790,429
Swift Energy Co. (a)	52,508	1,412,990
World Fuel Services Corp.	36,600	949,404
		7,276,995
Financials—32.4%
Capital Markets—3.2%
Federated Investors, Inc., Class B	30,071	622,770
GFI Group, Inc.	137,932	769,661
International Assets Holding Corp. (a)	50,360	805,760
Investment Technology Group, Inc. (a)	89,148	1,431,717
Knight Capital Group, Inc., Class A (a)	122,170	1,684,724
Mass Financial Corp., Class A (a)	90,438	832,030
optionsXpress Holdings, Inc. (a)	67,911	1,068,919
Piper Jaffray Companies, Inc. (a)	34,554	1,113,330
		8,328,911
Commercial Banks—7.5%
Ameris Bancorp	39,490	381,473
BancFirst Corp.	33,934	1,238,252
BancTrust Financial Group, Inc. (a)	79,358	293,624
Bryn Mawr Bank Corp.	75,571	1,268,081
Chemical Financial Corp.	88,849	1,935,131
Columbia Banking System, Inc.	69,068	1,261,182
Community Trust Bancorp, Inc.	45,349	1,138,260
First Citizens BancShares, Inc., Class A	11,151	2,144,672
First Commonwealth Financial Corp.	279,198	1,465,789
First Financial Corp. Indiana	58,398	1,507,252
First National Bank of Alaska	375	692,625
Investors Bancorp, Inc. (a)	85,073	1,116,158
Merchants Bancshares, Inc.	63,076	1,401,549
Northfield Bancorp, Inc.	88,968	1,154,805
Northrim BanCorp, Inc.	58,529	906,029
West Coast Bancorp	300,527	766,344
Whitney Holding Corp.	61,551	569,347
		19,240,573
Consumer Finance—0.7%
Cash America International, Inc.	51,949	1,780,292
Diversified Financial Services—0.5%
Medallion Financial Corp.	98,249	648,443
Pico Holdings, Inc. (a)	22,247	666,743
		1,315,186

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Insurance—9.5%
Allied World Assurance Holdings Ltd.	20,430	$927,113
American Safety Insurance Holdings Ltd. (a)	73,019	1,147,859
Argo Group International Holdings Ltd.	46,300	1,416,317
Baldwin & Lyons, Inc., Class B	58,685	1,232,972
CNA Surety Corp. (a)	90,616	1,456,199
eHealth, Inc. (a)	95,158	1,081,947
EMC Insurance Group, Inc.	56,994	1,249,878
FBL Financial Group, Inc., Class A	58,216	1,222,536
First Mercury Financial Corp.	106,873	1,130,716
Hanover Insurance Group, Inc.	19,130	832,155
Harleysville Group, Inc.	29,943	929,131
Horace Mann Educators Corp.	113,358	1,734,377
National Western Life Insurance Co., Class A	5,517	842,777
Navigators Group, Inc. (a)	41,370	1,701,548
RLI Corp.	18,117	951,324
Safety Insurance Group, Inc.	50,456	1,867,881
Stewart Information Services Corp.	72,263	651,812
United America Indemnity Ltd., Class A (a)	309,844	2,280,452
United Fire & Casualty Co.	87,542	1,735,083
		24,392,077
Real Estate Investment Trusts (REITs)—5.4%
DCT Industrial Trust, Inc.	291,418	1,317,209
DiamondRock Hospitality Co. (a)	177,682	1,460,546
Franklin Street Properties Corp.	94,860	1,120,297
Getty Realty Corp.	42,657	955,944
National Health Investors, Inc.	39,457	1,521,462
Potlatch Corp.	49,959	1,785,035
Starwood Property Trust, Inc.	89,284	1,513,364
Sunstone Hotel Investors, Inc. (a)	104,028	1,032,998
Terreno Realty Corp. (a)	51,130	905,512
Universal Health Realty Income Trust	39,168	1,258,468
Urstadt Biddle Properties, Inc., Class A	72,793	1,174,151
		14,044,986
Real Estate Management & Development—0.5%
Avatar Holdings, Inc. (a)	54,637	1,047,938
Maui Land & Pineapple Co., Inc. (a)	37,239	138,901
		1,186,839
Thrifts & Mortgage Finance—5.1%
Bank Mutual Corp.	234,617	1,332,624
BankFinancial Corp.	147,825	1,228,426
Beneficial Mutual Bancorp, Inc. (a)	143,405	1,416,841
Brookline Bancorp, Inc.	155,900	1,384,392
Clifton Savings Bancorp, Inc.	94,193	814,769
ESSA Bancorp, Inc.	76,470	941,346
Home Federal Bancorp, Inc.	137,817	1,740,629
TrustCo Bank Corp. NY	143,589	804,098
United Financial Bancorp, Inc.	70,441	961,520

	Shares	Value
Washington Federal, Inc.	74,970	$1,213,015
Westfield Financial, Inc.	161,100	1,341,963
		13,179,623
Health Care—5.4%
Biotechnology—0.2%
Martek Biosciences Corp. (a)	25,159	596,520
Health Care Equipment & Supplies—1.6%
Analogic Corp.	18,260	831,013
Cantel Medical Corp.	40,015	668,250
ICU Medical, Inc. (a)	229	7,367
Kensey Nash Corp. (a)	42,375	1,004,711
Symmetry Medical, Inc. (a)	92,418	974,086
Young Innovations, Inc.	24,406	687,029
		4,172,456
Health Care Providers & Services—3.6%
AmSurg Corp. (a)	49,911	889,414
Healthspring, Inc. (a)	90,408	1,402,228
Kindred Healthcare, Inc. (a)	81,151	1,041,979
Magellan Health Services, Inc. (a)	27,240	989,357
Medcath Corp. (a)	90,590	712,037
NovaMed, Inc. (a)	56,885	472,146
Owens & Minor, Inc.	29,465	836,217
Res-Care, Inc. (a)	101,393	979,456
Triple-S Management Corp., Class B (a)	58,934	1,093,226
U.S. Physical Therapy, Inc. (a)	43,015	726,093
		9,142,153
Industrials—18.5%
Aerospace & Defense—1.7%
AAR Corp. (a)	43,475	727,772
Ceradyne, Inc. (a)	53,806	1,149,834
Esterline Technologies Corp. (a)	24,738	1,173,818
Ladish Co., Inc. (a)	54,069	1,228,448
		4,279,872
Air Freight & Logistics—0.4%
Pacer International, Inc. (a)	142,159	993,691
Airlines—0.3%
Skywest, Inc.	72,723	888,675
Building Products—1.7%
A.O. Smith Corp.	27,810	1,340,164
Ameron International Corp.	18,333	1,106,030
Lennox International, Inc.	19,235	799,599
NCI Building Systems, Inc. (a)	17,294	144,751
Universal Forest Products, Inc.	28,425	861,561
		4,252,105
Commercial Services & Supplies—2.3%
ABM Industries, Inc.	44,180	925,571
ATC Technology Corp. (a)	52,040	838,885
Consolidated Graphics, Inc. (a)	32,316	1,397,344
Ennis, Inc.	63,152	947,911

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
G&K Services, Inc., Class A	27,150	$560,647
United Stationers, Inc. (a)	23,525	1,281,407
		5,951,765
Construction & Engineering—2.7%
Comfort Systems USA, Inc.	84,924	820,366
Dycom Industries, Inc. (a)	116,670	997,529
EMCOR Group, Inc. (a)	65,155	1,509,641
KBR, Inc.	52,573	1,069,335
KHD Humboldt Wedag International AG	43,636	229,089
Layne Christensen Co. (a)	39,556	960,024
Pike Electric Corp. (a)	83,895	790,291
Sterling Construction Co., Inc. (a)	53,362	690,504
		7,066,779
Electrical Equipment—1.6%
Acuity Brands, Inc.	25,368	922,888
Belden, Inc.	46,337	1,019,414
Broadwind Energy, Inc. (a)	64,979	181,941
GrafTech International Ltd. (a)	137,469	2,009,797
		4,134,040
Machinery—3.4%
Astec Industries, Inc. (a)	33,249	921,995
CIRCOR International, Inc.	35,080	897,346
EnPro Industries, Inc. (a)	49,498	1,393,369
FreightCar America, Inc.	37,620	850,964
Harsco Corp.	29,444	691,934
Kadant, Inc. (a)	63,383	1,104,132
LB Foster Co., Class A (a)	29,752	771,172
Mueller Industries, Inc.	52,001	1,279,225
Robbins & Myers, Inc.	38,003	826,185
		8,736,322
Professional Services—1.8%
CDI Corp.	61,672	957,766
FTI Consulting, Inc. (a)	22,900	998,211
Kforce, Inc. (a)	51,955	662,426
Korn/Ferry International (a)	62,084	862,968
LECG Corp. (a)	182,045	473,317
Navigant Consulting, Inc. (a)	58,100	603,078
		4,557,766
Road & Rail—1.8%
Arkansas Best Corp.	30,385	630,489
Heartland Express, Inc.	62,803	911,899
Ryder System, Inc.	20,370	819,485
Werner Enterprises, Inc.	103,658	2,269,074
		4,630,947
Trading Companies & Distributors—0.8%
Applied Industrial Technologies, Inc.	37,098	939,322
Kaman Corp.	47,111	1,042,095
		1,981,417
Information Technology—14.1%
Communications Equipment—2.7%
ADC Telecommunications, Inc. (a)	136,718	1,013,080
Anaren, Inc. (a)	57,322	856,390
Bel Fuse, Inc., Class B	25,068	413,873
Black Box Corp.	38,819	1,082,662
Plantronics, Inc.	34,253	979,636

	Shares	Value
Symmetricom, Inc. (a)	151,108	$769,140
Tekelec (a)	75,200	995,648
Tellabs, Inc.	114,680	732,805
		6,843,234
Computers & Peripherals—0.2%
Adaptec, Inc. (a)	191,001	551,993
Electronic Equipment, Instruments & Components—3.8%
Anixter International, Inc. (a)	32,445	1,382,157
Benchmark Electronics, Inc. (a)	92,531	1,466,616
Brightpoint, Inc. (a)	152,306	1,066,142
CTS Corp.	98,872	913,577
Electro Scientific Industries, Inc. (a)	74,575	996,322
Littelfuse, Inc. (a)	29,110	920,167
Methode Electronics, Inc.	107,606	1,048,083
MTS Systems Corp.	44,236	1,282,844
NAM TAI Electronics, Inc. (a)	174,037	717,033
		9,792,941
Internet Software & Services—0.5%
InfoSpace, Inc. (a)	77,146	580,138
United Online, Inc.	128,930	742,637
		1,322,775
IT Services—2.1%
Acxiom Corp. (a)	60,895	894,548
CACI International, Inc., Class A (a)	24,003	1,019,647
CSG Systems International, Inc. (a)	52,189	956,624
MAXIMUS, Inc.	17,219	996,464
MoneyGram International, Inc. (a)	339,125	830,856
TeleTech Holdings, Inc. (a)	62,110	800,598
		5,498,737
Semiconductors & Semiconductor Equipment—2.8%
Amkor Technology, Inc. (a)	110,128	606,805
ATMI, Inc. (a)	55,085	806,444
Fairchild Semiconductor International, Inc. (a)	76,557	643,844
Integrated Device Technology, Inc. (a)	120,450	596,228
Kulicke & Soffa Industries, Inc. (a)	92,628	650,249
MKS Instruments, Inc. (a)	41,310	773,323
OmniVision Technologies, Inc. (a)	54,743	1,173,690
Varian Semiconductor Equipment Associates, Inc. (a)	22,448	643,360
Verigy Ltd. (a)	73,741	640,809
Zoran Corp. (a)	70,317	670,824
		7,205,576
Software—2.0%
Compuware Corp. (a)	95,440	761,611
Jack Henry & Associates, Inc.	28,790	687,505
Mentor Graphics Corp. (a)	124,860	1,105,011
Monotype Imaging Holdings, Inc. (a)	83,454	751,921
Parametric Technology Corp. (a)	44,733	700,966
Progress Software Corp. (a)	37,481	1,125,555
		5,132,569
Materials—6.3%
Chemicals—1.6%
Cytec Industries, Inc.	24,616	984,394

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
H.B. Fuller Co.	90,245	$1,713,752
OM Group, Inc. (a)	61,650	1,470,969
		4,169,115
Construction Materials—0.3%
Eagle Materials, Inc.	31,191	808,783
Containers & Packaging—2.2%
Greif, Inc., Class A	18,529	1,029,101
Greif, Inc., Class B	49,195	2,587,657
Packaging Corp. of America	44,736	985,087
Silgan Holdings, Inc.	38,920	1,104,549
		5,706,394
Metals & Mining—2.2%
Carpenter Technology Corp.	29,870	980,632
Haynes International, Inc.	37,623	1,159,917
Olympic Steel, Inc.	42,547	977,305
RTI International Metals, Inc. (a)	51,820	1,249,380
Terra Nova Royalty Corp. (a)	57,750	481,058
Thompson Creek Metals Co., Inc. (a)	93,030	807,500
		5,655,792
Telecommunication Services—1.8%
Diversified Telecommunication Services—0.3%
Warwick Valley Telephone Co.	58,534	823,573
Wireless Telecommunication Services—1.5%
NTELOS Holdings Corp.	84,823	1,458,956
Shenandoah Telecommunications Co.	51,502	913,645
Syniverse Holdings, Inc. (a)	69,904	1,429,537
		3,802,138
Utilities—5.6%
Electric Utilities—2.0%
ALLETE, Inc.	46,129	1,579,457
El Paso Electric Co. (a)	71,030	1,374,431
Hawaiian Electric Industries, Inc.	29,930	681,805
MGE Energy, Inc.	40,697	1,466,720
UIL Holdings Corp.	1,767	44,228
		5,146,641
Gas Utilities—1.3%
Laclede Group, Inc.	43,741	1,449,139
Nicor, Inc.	43,890	1,777,545
		3,226,684
Independent Power Producers & Energy Traders—0.6%
Black Hills Corp.	57,370	1,633,324
Multi-Utilities—1.7%
Avista Corp.	81,025	1,582,418
CH Energy Group, Inc.	29,115	1,142,473
NorthWestern Corp.	59,610	1,561,782
		4,286,673
Total Common Stocks (cost of $304,453,534)		256,957,660

	Par	Value
SHORT-TERM OBLIGATION—0.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10, at 0.000%, collateralized by a U.S. Treasury obligation maturing 09/30/14, market value $898,519 (repurchase proceeds $878,000)	$878,000	$878,000
Total Short-Term Obligation (cost of $878,000)		878,000
Total Investments—100.2% (cost of $305,331,534) (b)		257,835,660
Other Assets & Liabilities, Net—(0.2)%		(566,330)
Net Assets—100.0%		$257,269,330

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $305,331,534.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$22,526,565	$—	$—	$22,526,565
Consumer Staples	3,826,688	—	—	3,826,688
Energy	14,144,470	—	—	14,144,470
Financials	83,468,487	—	—	83,468,487
Health Care	13,911,129	—	—	13,911,129
Industrials	47,320,231	153,148	—	47,473,379
Information Technology	36,347,825	—	—	36,347,825
Materials	16,340,084	—	—	16,340,084
Telecommunication Services	4,625,711	—	—	4,625,711
Utilities	14,293,322	—	—	14,293,322
Total Common Stocks	256,804,512	153,148	—	256,957,660
Total Short-Term Obligation	—	878,000	—	878,000
Total Investments	$256,804,512	$1,031,148	$—	$257,835,660

There were no significant transfers between Levels 1 and 2 during the period.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	32.4
Industrials	18.5
Information Technology	14.1
Consumer Discretionary	8.8
Materials	6.3
Utilities	5.6
Energy	5.5
Health Care	5.4
Telecommunication Services	1.8
Consumer Staples	1.5
99.9
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	(0.2)
100.0

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, cost	$305,331,534
Investments, at value	$257,835,660
Cash	112
Receivable for:
Investments sold	2,887,529
Fund shares sold	12,828
Dividends	330,526
Expense reimbursement due from investment advisor	17,746
Trustees' deferred compensation plan	32,289
Prepaid expenses	14,614
Total Assets	261,131,304
Liabilities
Payable for:
Investments purchased	2,879,114
Fund shares repurchased	637,032
Investment advisory fee	181,619
Transfer agent fee	25
Pricing and bookkeeping fees	6,053
Trustees' fees	31
Custody fee	19,754
Distribution fees — Class B	52,824
Chief compliance officer expenses	177
Interest payable	276
Trustees' deferred compensation plan	32,289
Other liabilities	52,780
Total Liabilities	3,861,974
Net Assets	$257,269,330
Net Assets Consist of
Paid-in capital	$278,155,374
Undistributed net investment income	124,260
Accumulated net realized gain	26,485,570
Net unrealized depreciation on investments	(47,495,874)
Net Assets	$257,269,330
Class A
Net assets	$21,219,179
Shares outstanding	1,530,040
Net asset value per share	$13.87
Class B
Net assets	$236,050,151
Shares outstanding	17,049,140
Net asset value per share	$13.85

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$3,309,010
Interest	3,968
Total Investment Income	3,312,978
Expenses
Investment advisory fee	1,713,487
Distribution fees — Class B	506,279
Transfer agent fee	383
Pricing and bookkeeping fees	53,053
Trustees' fees	16,690
Custody fee	45,016
Chief compliance officer expenses	367
Other expenses	84,890
Expenses before interest expense	2,420,165
Interest expense	521
Total Expenses	2,420,686
Fees waived by distributor — Class B	(87,628)
Interest expense reimbursement	(521)
Custody earnings credit	(3)
Net Expenses	2,332,534
Net Investment Income	980,444
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	62,009,471
Futures contracts	(7,239,477)
Net realized gain	54,769,994
Net change in unrealized appreciation (depreciation) on investments	(40,909,844)
Net Gain	13,860,150
Net Increase Resulting from Operations	$14,840,594

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$980,444	$3,028,530
Net realized gain (loss) on investments and foreign currency transactions	54,769,994	(19,914,168)
Net change in unrealized appreciation (depreciation) on investments	(40,909,844)	111,319,807
Net increase resulting from operations	14,840,594	94,434,169
Distributions to Shareholders
From net investment income:
Class A	(241,318)	(240,039)
Class B	(3,500,238)	(3,381,359)
From net realized gains:
Class A	—	(38,297)
Class B	—	(699,376)
Total distributions to shareholders	(3,741,556)	(4,359,071)
Net Capital Stock Transactions	(213,713,906)	36,392,747
Total increase (decrease) in net assets	(202,614,868)	126,467,845
Net Assets
Beginning of period	459,884,198	333,416,353
End of period	$257,269,330	$459,884,198
Undistributed net investment income at end of period	$124,260	$2,885,372

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	82,279	$1,240,853	200,460	$2,277,667
Distributions reinvested	16,131	241,318	23,891	278,336
Redemptions	(247,924)	(3,654,384)	(250,269)	(2,897,151)
Net decrease	(149,514)	(2,172,213)	(25,918)	(341,148)
Class B
Subscriptions	1,722,235	25,787,229	6,745,976	75,113,962
Distributions reinvested	234,286	3,500,238	350,880	4,080,735
Redemptions	(16,129,627)	(240,829,160)	(3,648,320)	(42,460,802)
Net increase (decrease)	(14,173,106)	(211,541,693)	3,448,536	36,733,895

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007		2006(a)		2005
Net Asset Value, Beginning of Period	$14.01		$11.35	$18.08		$20.67		$17.86		$16.94
Income from Investment Operations:
Net investment income (b)	0.05		0.12	0.17		0.13		0.11		0.12
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	(0.05)		2.70	(4.79)		(0.38)		3.33		0.83
Total from investment operations	—		2.82	(4.62)		(0.25)		3.44		0.95
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.14)	(0.12)		(0.10)		(0.10)		—
From net realized gains	—		(0.02)	(1.99)		(2.24)		(0.53)		(0.03)
Total distributions to shareholders	(0.14)		(0.16)	(2.11)		(2.34)		(0.63)		(0.03)
Net Asset Value, End of Period	$13.87		$14.01	$11.35		$18.08		$20.67		$17.86
Total return (c)(d)	(0.04	)%(e)(f)	25.16%	(28.02)%		(2.36)%		19.57%		5.64	%(f)(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.89	%(i)	0.92%	0.89%		0.89%		0.91%		0.90%
Interest expense	—	%(i)(j)	—	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	0.89	%(i)	0.92%	0.89%		0.89%		0.91%		0.90%
Waiver/Reimbursement	—	%(i)(k)	—	—		—		—		—	%(j)
Net investment income (h)	0.69	%(i)	0.99%	1.16%		0.63%		0.57%		0.67%
Portfolio turnover rate	22	%(e)	43%	48%		51%		35%		38%
Net assets, end of period (000s)	$21,219		$23,538	$19,357		$10,598		$13,668		$13,711

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  The advisor reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007		2006(a)		2005
Net Asset Value, Beginning of Period	$13.98		$11.31	$18.01		$20.61		$17.81		$16.92
Income from Investment Operations:
Net investment income (b)	0.03		0.10	0.13		0.09		0.07		0.08
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	(0.05)		2.70	(4.77)		(0.39)		3.33		0.84
Total from investment operations	(0.02)		2.80	(4.64)		(0.30)		3.40		0.92
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.11)	(0.07)		(0.06)		(0.07)		—
From net realized gains	—		(0.02)	(1.99)		(2.24)		(0.53)		(0.03)
Total distributions to shareholders	(0.11)		(0.13)	(2.06)		(2.30)		(0.60)		(0.03)
Net Asset Value, End of Period	$13.85		$13.98	$11.31		$18.01		$20.61		$17.81
Total return (c)(d)(e)	(0.19	)%(f)	25.00%	(28.15)%		(2.58)%		19.36%		5.47	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.10	%(i)	1.10%	1.10%		1.10%		1.10%		1.10%
Interest expense	—	%(i)(j)	—	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	1.10	%(i)	1.10%	1.10%		1.10%		1.10%		1.10%
Waiver/Reimbursement	0.04	%(i)(k)	0.07%	0.04%		0.04%		0.06%		0.05%
Net investment income (h)	0.44	%(i)	0.81%	0.83%		0.44%		0.38%		0.47%
Portfolio turnover rate	22	%(f)	43%	48%		51%		35%		38%
Net assets, end of period (000s)	$236,050		$436,346	$314,060		$467,568		$426,877		$399,540

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  The advisor reimbursed interest expense which had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Small Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Ocassionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

13

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$3,637,334
Long-Term Capital Gains	721,737

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$18,383,288
Unrealized depreciation	(65,879,162)
Net unrealized depreciation	$(47,495,874)

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$24,373,187

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

"Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.95% of the Fund's average daily net assets on an annualized basis. In addition, the New Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 1.10% of the average daily net assets attributable to Class B shares. These arrangements may be modified or terminated by the New Advisor or the New Distributor at any time. Prior to May 1, 2010, Columbia and the Previous Distributor voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with

16

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $88,036,413 and $309,001,328, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six months ended June 30, 2010, the average daily loan balance outstanding on days where borrowing existed was $2,420,000 at a weighted average interest rate of 1.64%.

For the six month period ended June 30, 2010, the investment advisor reimbursed the Fund $521 of interest expense.

Note 8. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 80.1% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource,

17

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / June 30, 2010 (Unaudited)

Seligman and Threadneedle Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Board Consideration and Approval of Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

19

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

20

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

21

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

22

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

23

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

24

Shareholder Meeting Results

Columbia Small Cap Value Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
422,619,858	17,211,684	19,715,096	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
408,770,406	30,253,945	20,522,287	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

25

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Important Information About This Report

A description of the policies and procedures that Columbia Small Cap Value Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively, the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Small Cap Value Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1505 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Small Company Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Small Company Growth Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (01/01/89)	-1.88	15.39	-0.17	-1.65
Class B (06/01/00)	-2.02	15.09	-0.35	-1.78
Russell 2000 Growth Index	-2.31	17.96	1.14	-1.72

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	9.55	9.37
Class B	9.42	9.23

Annual operating expense ratio (%)*

Class A	1.09
Class B	1.34

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	981.20	1,020.58	4.18	4.26	0.85
Class B	1,000.00	1,000.00	979.80	1,019.34	5.40	5.51	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in each share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—97.4%
Consumer Discretionary—17.7%
Auto Components—1.0%
Cooper Tire & Rubber Co.	22,480	$438,360
Hotels, Restaurants & Leisure—1.8%
Bally Technologies, Inc. (a)	13,705	443,905
BJ's Restaurants, Inc. (a)	13,620	321,432
		765,337
Household Durables—2.7%
Tempur-Pedic International, Inc. (a)	30,055	924,191
Tupperware Brands Corp.	6,335	252,450
		1,176,641
Internet & Catalog Retail—0.9%
HSN, Inc. (a)	15,590	374,160
Media—2.3%
IMAX Corp. (a)	13,865	202,429
Knology, Inc. (a)	47,337	517,393
LodgeNet Interactive Corp. (a)	72,225	267,955
		987,777
Specialty Retail—5.6%
Group 1 Automotive, Inc. (a)	8,751	205,911
hhgregg, Inc. (a)	9,645	224,921
J Crew Group, Inc. (a)	7,515	276,627
Jo-Ann Stores, Inc. (a)	6,310	236,688
Lumber Liquidators Holdings, Inc. (a)	8,630	201,338
OfficeMax, Inc. (a)	18,275	238,672
Pier 1 Imports, Inc. (a)	60,870	390,177
Ulta Salon Cosmetics & Fragrance, Inc. (a)	13,305	314,796
Vitamin Shoppe, Inc. (a)	13,336	342,068
		2,431,198
Textiles, Apparel & Luxury Goods—3.4%
G-III Apparel Group Ltd. (a)	10,745	245,953
Iconix Brand Group, Inc. (a)	29,315	421,257
Lululemon Athletica, Inc. (a)	15,705	584,540
Warnaco Group, Inc. (a)	6,000	216,840
		1,468,590
Consumer Staples—2.8%
Food Products—2.2%
American Italian Pasta Co., Class A (a)	13,285	702,378
Darling International, Inc. (a)	33,482	251,450
		953,828
Personal Products—0.6%
Nu Skin Enterprises, Inc., Class A	10,520	262,263
Energy—3.9%
Energy Equipment & Services—1.1%
Key Energy Services, Inc. (a)	35,830	328,919
Pioneer Drilling Co. (a)	25,226	143,032
		471,951

	Shares	Value
Oil, Gas & Consumable Fuels—2.8%
Atlas Energy, Inc. (a)	6,895	$186,648
Comstock Resources, Inc. (a)	8,755	242,688
Energy XXI Bermuda Ltd. (a)	21,300	336,114
GMX Resources, Inc. (a)	12,734	82,644
Resolute Energy Corp. (a)	29,270	358,265
		1,206,359
Financials—7.3%
Capital Markets—1.9%
Evercore Partners, Inc., Class A	7,454	174,051
FBR Capital Markets Corp. (a)	2,076	6,913
Janus Capital Group, Inc.	27,600	245,088
Stifel Financial Corp. (a)	8,851	384,045
		810,097
Commercial Banks—1.1%
Signature Bank (a)	12,520	475,885
Consumer Finance—0.6%
EZCORP, Inc., Class A (a)	14,980	277,879
Diversified Financial Services—1.8%
Portfolio Recovery Associates, Inc. (a)	11,613	775,516
Insurance—0.3%
Platinum Underwriters Holdings Ltd.	3,500	127,015
Real Estate Investment Trusts (REITs)—1.6%
DuPont Fabros Technology, Inc.	9,490	233,074
FelCor Lodging Trust, Inc. (a)	43,000	214,570
Home Properties, Inc.	4,964	223,728
		671,372
Health Care—26.3%
Biotechnology—5.5%
Acorda Therapeutics, Inc. (a)	7,500	233,325
Alexion Pharmaceuticals, Inc. (a)	6,832	349,730
Cubist Pharmaceuticals, Inc. (a)	11,440	235,664
Halozyme Therapeutics, Inc. (a)	25,790	181,562
Human Genome Sciences, Inc. (a)	18,400	416,944
Incyte Corp. Ltd. (a)	18,815	208,282
Momenta Pharmaceuticals, Inc. (a)	16,780	205,723
Onyx Pharmaceuticals, Inc. (a)	13,894	299,971
Seattle Genetics, Inc. (a)	21,012	251,934
		2,383,135
Health Care Equipment & Supplies—6.7%
American Medical Systems Holdings, Inc. (a)	30,110	666,033
Cutera, Inc. (a)	14,245	131,197
DexCom, Inc. (a)	24,750	286,110
Insulet Corp. (a)	16,960	255,248
Masimo Corp.	17,493	416,508
NuVasive, Inc. (a)	11,479	407,045
Sirona Dental Systems, Inc. (a)	11,250	391,950
Thoratec Corp. (a)	8,015	342,481
		2,896,572

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
Health Care Providers & Services—7.9%
AMERIGROUP Corp. (a)	9,125	$296,380
Brookdale Senior Living, Inc. (a)	19,010	285,150
Catalyst Health Solutions, Inc. (a)	7,863	271,274
Genoptix, Inc. (a)	9,760	167,872
Healthsouth Corp. (a)	18,610	348,193
HMS Holdings Corp. (a)	6,740	365,443
IPC The Hospitalist Co., Inc. (a)	19,055	478,280
LHC Group, Inc. (a)	10,000	277,500
Magellan Health Services, Inc. (a)	5,470	198,670
Mednax, Inc. (a)	7,760	431,534
PSS World Medical, Inc. (a)	13,590	287,428
		3,407,724
Health Care Technology—2.3%
Medidata Solutions, Inc. (a)	19,130	296,324
Omnicell, Inc. (a)	34,760	406,344
Quality Systems, Inc.	5,250	304,448
		1,007,116
Life Sciences Tools & Services—0.6%
ICON PLC, ADR (a)	8,990	259,721
Pharmaceuticals—3.3%
Ardea Biosciences, Inc. (a)	11,010	226,366
Auxilium Pharmaceuticals, Inc. (a)	9,480	222,780
Impax Laboratories, Inc. (a)	17,130	326,498
MAP Pharmaceuticals, Inc. (a)	12,570	164,918
Salix Pharmaceuticals Ltd. (a)	12,790	499,194
		1,439,756
Industrials—14.9%
Aerospace & Defense—2.4%
HEICO Corp.	5,575	200,254
Hexcel Corp. (a)	29,495	457,467
Teledyne Technologies, Inc. (a)	9,687	373,725
		1,031,446
Air Freight & Logistics—1.1%
HUB Group, Inc., Class A (a)	16,023	480,850
Airlines—0.7%
AirTran Holdings, Inc. (a)	60,455	293,207
Commercial Services & Supplies—0.5%
Geo Group, Inc. (a)	11,134	231,031
Construction & Engineering—1.0%
Great Lakes Dredge & Dock Corp.	76,283	457,698
Electrical Equipment—1.6%
II-VI, Inc. (a)	8,187	242,581
Thomas & Betts Corp. (a)	12,795	443,986
		686,567
Machinery—2.8%
Actuant Corp., Class A	9,785	184,252
Chart Industries, Inc. (a)	14,880	231,830
Columbus McKinnon Corp. (a)	18,135	253,346
Dynamic Materials Corp.	19,020	305,081
Trinity Industries, Inc.	12,845	227,613
		1,202,122

	Shares	Value
Marine—1.0%
Genco Shipping & Trading Ltd. (a)	9,490	$142,255
Kirby Corp. (a)	7,220	276,165
		418,420
Professional Services—1.1%
Korn/Ferry International (a)	35,961	499,858
Road & Rail—2.1%
Dollar Thrifty Automotive Group, Inc. (a)	6,945	295,927
Old Dominion Freight Line, Inc. (a)	6,735	236,668
Roadrunner Transportation Systems, Inc. (a)	25,640	364,344
		896,939
Trading Companies & Distributors—0.6%
Beacon Roofing Supply, Inc. (a)	14,145	254,893
Information Technology—22.2%
Communications Equipment—4.2%
Aruba Networks, Inc. (a)	30,910	440,158
Blue Coat Systems, Inc. (a)	12,355	252,413
Digi International, Inc. (a)	20,147	166,616
Finisar Corp. (a)	20,990	312,751
Polycom, Inc. (a)	21,864	651,328
		1,823,266
Computers & Peripherals—0.4%
Synaptics, Inc. (a)	5,910	162,525
Electronic Equipment, Instruments & Components—0.6%
Anixter International, Inc. (a)	5,865	249,849
Internet Software & Services—1.3%
OpenTable, Inc. (a)	6,630	274,946
Perficient, Inc. (a)	35,210	313,721
		588,667
IT Services—3.2%
CACI International, Inc., Class A (a)	8,350	354,708
Syntel, Inc.	8,340	283,143
TeleTech Holdings, Inc. (a)	32,747	422,109
Wright Express Corp. (a)	11,310	335,907
		1,395,867
Semiconductors & Semiconductor Equipment—5.7%
Amkor Technology, Inc. (a)	35,185	193,869
Cabot Microelectronics Corp. (a)	9,225	319,093
Cavium Networks, Inc. (a)	10,130	265,305
Cirrus Logic, Inc. (a)	36,250	573,112
Monolithic Power Systems, Inc. (a)	14,323	255,809
OmniVision Technologies, Inc. (a)	11,780	252,563
Semtech Corp. (a)	15,830	259,137
Volterra Semiconductor Corp. (a)	14,395	331,949
		2,450,837
Software—6.8%
Advent Software, Inc. (a)	8,400	394,464
Blackboard, Inc. (a)	14,440	539,045

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
BroadSoft, Inc. (a)	17,977	$153,703
Cadence Design Systems, Inc. (a)	36,655	212,233
Concur Technologies, Inc. (a)	7,944	339,050
Net 1 UEPS Technologies, Inc. (a)	22,349	299,700
Netscout Systems, Inc. (a)	5,668	80,599
Solera Holdings, Inc.	12,000	434,400
SuccessFactors, Inc. (a)	15,475	321,725
TeleCommunication Systems, Inc., Class A (a)	36,870	152,642
		2,927,561
Materials—1.6%
Chemicals—0.7%
Solutia, Inc. (a)	21,800	285,580
Containers & Packaging—0.9%
Greif, Inc., Class A	7,246	402,443
Telecommunication Services—0.7%
Wireless Telecommunication Services—0.7%
NTELOS Holdings Corp.	16,985	292,142
Total Common Stocks (cost of $41,531,588)		42,100,020
	Par
SHORT-TERM OBLIGATION—2.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10, at 0.000%, collateralized by a U.S. Treasury obligation maturing 06/30/17, market value of $1,265,238 (repurchase proceeds $1,236,000)	$1,236,000	1,236,000
Total Short-Term Obligation (cost of $1,236,000)		1,236,000
Total Investments—100.2% (cost of $42,767,588) (b)		43,336,020
Other Assets & Liabilities, Net—(0.2)%		(107,641)
Net Assets—100.0%		$43,228,379

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $42,767,588.

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$42,100,020	$—	$—	$42,100,020
Total Short-Term Obligation	—	1,236,000	—	1,236,000
Total Investments	$42,100,020	$1,236,000	$—	$43,336,020

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Health Care	26.3
Information Technology	22.2
Consumer Discretionary	17.7
Industrials	14.9
Financials	7.3
Energy	3.9
Consumer Staples	2.8
Materials	1.6
Telecommunication Services	0.7
97.4
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$42,767,588
Investments, at value	$43,336,020
Cash	364
Receivable for:
Investments sold	107,215
Fund shares sold	96
Dividends	13,874
Trustees' deferred compensation plan	17,988
Prepaid expenses	1,467
Other assets	85
Total Assets	43,477,109
Liabilities
Expense reimbursement due to investment advisor	2,002
Payable for:
Investments purchased	98,069
Fund shares repurchased	34,519
Investment advisory fee	18,899
Administration fee	5,670
Transfer agent fee	57
Pricing and bookkeeping fees	3,871
Trustees' fees	18,577
Audit fee	23,200
Custody fee	5,029
Distribution fees — Class B	382
Chief compliance officer expenses	135
Reports to shareholders	16,484
Trustees' deferred compensation plan	17,988
Other liabilities	3,848
Total Liabilities	248,730
Net Assets	$43,228,379
Net Assets Consist of
Paid-in capital	$63,287,622
Accumulated net investment loss	(139,272)
Accumulated net realized loss	(20,488,403)
Net unrealized appreciation on investments	568,432
Net Assets	$43,228,379
Class A
Net assets	$41,449,202
Shares outstanding	4,422,797
Net asset value per share	$9.37
Class B
Net assets	$1,779,177
Shares outstanding	192,781
Net asset value per share	$9.23

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends	$83,556
Interest	238
Total Investment Income	83,794
Expenses
Investment advisory fee	117,993
Administration fee	35,398
Distribution fees — Class B	2,098
Transfer agent fee	333
Pricing and bookkeeping fees	23,392
Trustees' fees	10,909
Custody fee	7,727
Audit fee	20,336
Reports to shareholders	20,828
Chief compliance officer expenses	321
Other expenses	8,389
Total Expenses	247,724
Fees waived or expenses reimbursed by investment advisor	(45,252)
Custody earnings credit	(3)
Net Expenses	202,469
Net Investment Loss	(118,675)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	2,517,263
Net change in unrealized appreciation (depreciation) on investments	(3,092,587)
Net Loss	(575,324)
Net Decrease Resulting from Operations	$(693,999)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment loss	$(118,675)	$(142,139)
Net realized gain (loss) on investments	2,517,263	(8,274,532)
Net change in unrealized appreciation (depreciation) on investments	(3,092,587)	18,153,573
Net increase (decrease) resulting from operations	(693,999)	9,736,902
Net Capital Stock Transactions	(3,212,676)	(6,186,492)
Total increase (decrease) in net assets	(3,906,675)	3,550,410
Net Assets
Beginning of period	47,135,054	43,584,644
End of period	$43,228,379	$47,135,054
Accumulated net investment loss at end of period	$(139,272)	$(20,597)

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	97,309	$981,134	193,853	$1,532,390
Redemptions	(477,703)	(4,771,930)	(1,103,059)	(8,663,570)
Net decrease	(380,394)	(3,790,796)	(909,206)	(7,131,180)
Class B
Subscriptions	73,886	713,786	118,088	982,573
Redemptions	(13,938)	(135,666)	(4,992)	(37,885)
Net increase	59,948	578,120	113,096	944,688

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$9.55		$7.60	$14.50	$12.78		$11.37	$11.07
Income from Investment Operations:
Net investment loss (b)	(0.02)		(0.03)	(0.04)	(0.06)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and written options	(0.16)		1.98	(5.37)	1.78		1.46	0.35
Total from investment operations	(0.18)		1.95	(5.41)	1.72		1.41	0.30
Less Distributions to Shareholders:
From net realized gains	—		—	(1.49)	—		—	—
Net Asset Value, End of Period	$9.37		$9.55	$7.60	$14.50		$12.78	$11.37
Total return (c)(d)(e)	(1.88	)%(f)	25.66%	(40.82)%	13.46%		12.40%	2.71%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.85	%(h)	0.80%	0.80%	0.80%		0.80%	0.80%
Interest expense	—		—	—	—	%(i)	—	—
Net expenses (g)	0.85	%(h)	0.80%	0.80%	0.80%		0.80%	0.80%
Waiver/Reimbursement	0.19	%(h)	0.29%	0.11%	0.10%		0.07%	0.08%
Net investment loss (g)	(0.49	)%(h)	(0.33)%	(0.37)%	(0.43)%		(0.42)%	(0.44)%
Portfolio turnover rate	51	%(f)	112%	135%	210%		174%	138%
Net assets, end of period (000s)	$41,449		$45,884	$43,436	$86,889		$91,233	$51,692

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007		2006(a)	2005
Net Asset Value, Beginning of Period	$9.42		$7.52	$14.35	$12.67		$11.29	$10.98
Income from Investment Operations:
Net investment loss (b)	(0.04)		(0.05)	(0.05)	(0.10)		(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments and written options	(0.15)		1.95	(5.33)	1.78		1.46	0.36
Total from investment operations	(0.19)		1.90	(5.38)	1.68		1.38	0.31
Less Distributions to Shareholders:
From net realized gains	—		—	(1.45)	—		—	—
Net Asset Value, End of Period	$9.23		$9.42	$7.52	$14.35		$12.67	$11.29
Total return (c)(d)(e)	(2.02	)%(f)	25.27%	(40.93)%	13.26%		12.22%	2.82%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.10	%(h)	1.05%	1.05%	1.05%		1.05%	1.05%
Interest expense	—		—	—	—	%(i)	—	—
Net expenses (g)	1.10	%(h)	1.05%	1.05%	1.05%		1.05%	1.05%
Waiver/Reimbursement	0.19	%(h)	0.29%	0.11%	0.10%		0.07%	0.08%
Net investment loss (g)	(0.75	)%(h)	(0.53)%	(0.54)%	(0.68)%		(0.69)%	(0.48)%
Portfolio turnover rate	51	%(f)	112%	135%	210%		174%	138%
Net assets, end of period (000s)	$1,779		$1,251	$148	$1		$1	$1

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase

11

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,343,735
Unrealized depreciation	(3,775,303)
Net unrealized appreciation	$568,432

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$252,721
2016	7,038,667
2017	14,922,914
$22,214,302

Of the capital loss carryforwards attributable to the Fund, $252,721 which expires on December 31, 2010, remains from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund under the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expense (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.95% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) did not exceed 0.80% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $23,370,929 and $26,918,245, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 70.0% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / June 30, 2010 (Unaudited)

those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

15

Board Consideration and Approval of Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

16

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

17

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

18

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia Small Company Growth Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,816,228	1,365,394	1,112,125	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,093,528	3,611,718	1,588,500	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

22

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Important Information About This Report

A description of the policies and procedures that Columbia Small Company Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively, the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Small Company Growth Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1510 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Strategic Income Fund,
Variable Series

Columbia Funds Variable Insurance Trust

2010 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Strategic Income Fund, Variable Series / June 30, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of June 30, 2010 (%)

	(cumulative) 6-month	1-year	5-year	10-year
Class A (07/05/94)	3.72	14.06	5.76	6.92
Class B (06/01/00)	3.62	13.80	5.54	6.70
Barclays Capital Government/Credit Bond Index[1]	5.49	9.65	5.26	6.48
Blended Benchmark[2]	3.88	15.92	6.69	7.74

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	06/30/10
Class A	8.60	8.92
Class B	8.56	8.87

Annual operating expense ratio (%)*

Class A	0.90
Class B	1.15

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

1  The Barclays Capital Government/Credit Bond Index is an index that tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

2  The Blended Benchmark is a custom composite established by the fund's Advisor which consists of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S.World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S.World Government Bond Index – Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign entities including Brady bonds, Eurobonds and quasi-sovereign entities, while limiting exposure to any one country.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / June 30, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

01/01/10 – 06/30/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.20	1,021.57	3.28	3.26	0.65
Class B	1,000.00	1,000.00	1,036.20	1,020.33	4.54	4.51	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Investment Portfolio

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
CORPORATE FIXED-INCOME BONDS & NOTES—49.8%
Basic Materials—4.1%
Chemicals—1.8%
Agricultural Chemicals—0.3%
CF Industries, Inc. 6.875% 05/01/18	170,000	$172,975
Chemicals – Diversified—1.0%
Dow Chemical Co. 5.900% 02/15/15	115,000	125,675
8.550% 05/15/19	45,000	55,085
INEOS Finance PLC 9.000% 05/15/15 (b)	85,000	84,788
INVISTA 9.250% 05/01/12 (b)	72,000	73,080
LBI Escrow Corp. 8.000% 11/01/17 (b)	140,000	144,200
Nova Chemicals Corp. 8.375% 11/01/16	35,000	34,825
8.625% 11/01/19	60,000	59,400
Solutia, Inc. 8.750% 11/01/17	85,000	88,400
		665,453
Chemicals – Plastics—0.4%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875% 02/01/18	260,000	234,650
Chemicals – Specialty—0.1%
MacDermid, Inc. 9.500% 04/15/17 (b)	90,000	90,000
Forest Products & Paper—0.8%
Paper & Related Products—0.8%
Cascades, Inc. 7.750% 12/15/17	120,000	119,400
Clearwater Paper Corp. 10.625% 06/15/16	35,000	38,544
Domtar Corp. 10.750% 06/01/17	65,000	78,000
Georgia-Pacific LLC 8.000% 01/15/24	205,000	217,300
PE Paper Escrow GmbH 12.000% 08/01/14 (b)	100,000	109,875
		563,119
Iron/Steel—0.2%
Steel – Producers—0.2%
ArcelorMittal 7.000% 10/15/39	10,000	10,563
Russel Metals, Inc. 6.375% 03/01/14	75,000	72,187
United States Steel Corp. 7.000% 02/01/18	60,000	59,325
		142,075

	Par (a)	Value
Metals & Mining—1.3%
Diversified Minerals—0.3%
Teck Resources Ltd. 10.750% 05/15/19	130,000	$159,289
Vale Overseas Ltd. 6.875% 11/21/36	55,000	57,338
		216,627
Metal – Aluminum—0.0%
Novelis Inc/GA 7.250% 02/15/15	30,000	28,950
Metal – Copper—0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17	40,000	44,000
Metal – Diversified—0.2%
Vedanta Resources PLC 9.500% 07/18/18 (b)	100,000	106,250
Non-Ferrous Metals—0.7%
Codelco, Inc. 7.500% 01/15/19 (b)	380,000	465,621
Communications—10.0%
Advertising—0.1%
Advertising Agencies—0.1%
Interpublic Group of Companies, Inc. 6.250% 11/15/14	25,000	25,125
10.000% 07/15/17	20,000	22,050
		47,175
Media—3.2%
Broadcast Services/Programs—0.4%
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17 (b)	210,000	211,050
Liberty Media LLC 8.250% 02/01/30	95,000	87,400
		298,450
Cable TV—1.7%
Cablevision Systems Corp. 8.625% 09/15/17 (b)	110,000	112,200
CCH II LLC/CCH II Capital Corp. 13.500% 11/30/16	105,339	122,720
Cequel Communications Holdings I LLC & Cequel Capital Corp. 8.625% 11/15/17 (b)	80,000	79,700
Comcast Corp. 6.950% 08/15/37	110,000	125,128
CSC Holdings LLC 8.500% 04/15/14	130,000	135,525
8.500% 06/15/15	45,000	46,462
DirecTV Holdings LLC 6.375% 06/15/15	10,000	10,350

See Accompanying Notes to Financial Statements.

3

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
DISH DBS Corp. 6.625% 10/01/14	89,000	$89,000
7.875% 09/01/19	150,000	156,000
Insight Communications 9.375% 07/15/18 (b)(c)	30,000	30,075
Mediacom Broadband LLC/Mediacom Broadband Corp. 8.500% 10/15/15	45,000	42,975
Mediacom LLC/Mediacom Capital Corp. 9.125% 08/15/19	50,000	48,250
Time Warner Cable, Inc. 3.500% 02/01/15	10,000	10,223
5.000% 02/01/20	14,000	14,317
5.850% 05/01/17	15,000	16,469
7.300% 07/01/38	75,000	87,075
		1,126,469
Multimedia—0.1%
News America, Inc. 6.400% 12/15/35	20,000	21,767
6.550% 03/15/33	40,000	42,890
		64,657
Radio—0.5%
CMP Susquehanna Corp. 3.430% 05/15/14 (08/12/10) (d)(e)(f)	12,000	7,080
Salem Communications Corp. 9.625% 12/15/16	105,000	108,150
Sirius XM Radio, Inc. 8.750% 04/01/15 (b)	65,000	64,025
9.750% 09/01/15 (b)	145,000	154,063
		333,318
Television—0.5%
Belo Corp. 8.000% 11/15/16	65,000	66,788
Gray Television, Inc. 10.500% 06/29/15 (b)	114,000	110,580
Sinclair Television Group, Inc. 9.250% 11/01/17 (b)	160,000	161,600
		338,968
Telecommunication Services—6.7%
Cellular Telecommunications—2.0%
Cellco Partnership/Verizon Wireless Capital LLC 5.550% 02/01/14	80,000	89,692
8.500% 11/15/18	30,000	39,004
Cricket Communications, Inc. 9.375% 11/01/14	165,000	167,475
Digicel Group Ltd. 8.875% 01/15/15 (b)	240,000	234,600
MetroPCS Wireless, Inc. 9.250% 11/01/14	180,000	185,400
Nextel Communications, Inc. 7.375% 08/01/15	280,000	266,000

	Par (a)	Value
NII Capital Corp. 10.000% 08/15/16	50,000	$52,625
Wind Acquisition Finance SA 11.750% 07/15/17 (b)	250,000	256,250
		1,291,046
Media—0.6%
Nielsen Finance LLC/Nielsen Finance Co. 11.500% 05/01/16	145,000	158,412
Quebecor Media, Inc. 7.750% 03/15/16	200,000	196,000
		354,412
Satellite Telecommunications—0.3%
Intelsat Jackson Holdings SA 11.250% 06/15/16	195,000	207,675
Telecommunication Equipment—0.1%
Lucent Technologies, Inc. 6.450% 03/15/29	135,000	89,100
Telecommunication Services—1.3%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000% 12/01/15 (b)	105,000	104,256
Global Crossing Ltd. 12.000% 09/15/15 (b)	120,000	127,200
ITC Deltacom, Inc. 10.500% 04/01/16 (b)	215,000	206,400
PAETEC Holding Corp. 8.875% 06/30/17	86,000	86,000
8.875% 06/30/17 (b)	50,000	50,000
SBA Telecommunications, Inc. 8.250% 08/15/19 (b)	45,000	47,363
Syniverse Technologies, Inc. 7.750% 08/15/13	95,000	92,625
West Corp. 11.000% 10/15/16	160,000	162,800
		876,644
Telephone – Integrated—2.3%
BellSouth Corp. 5.200% 09/15/14	65,000	72,228
British Telecommunications PLC 5.950% 01/15/18	25,000	26,071
Cincinnati Bell, Inc. 8.250% 10/15/17	125,000	116,875
Frontier Communications Corp. 7.875% 01/15/27	200,000	180,500
Level 3 Financing, Inc. 8.750% 02/15/17	170,000	147,050
9.250% 11/01/14	95,000	86,213
Qwest Communications International, Inc. 7.500% 02/15/14	150,000	150,375
Qwest Corp. 7.500% 10/01/14	80,000	85,100
7.500% 06/15/23	170,000	162,775
Sprint Capital Corp. 6.875% 11/15/28	45,000	37,350

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Telefonica Emisiones SAU 6.421% 06/20/16	95,000	$104,205
Virgin Media Finance PLC 9.500% 08/15/16	130,000	137,313
Windstream Corp. 8.625% 08/01/16	205,000	206,537
		1,512,592
Wireless Equipment—0.1%
Crown Castle International Corp. 9.000% 01/15/15	70,000	74,025
Consumer Cyclical—6.3%
Auto Manufacturers—0.1%
Auto-Cars/Light Trucks—0.1%
General Motors Corp. 7.200% 01/15/11 (g)	90,000	27,225
8.375% 07/15/33 (g)	95,000	30,400
		57,625
Auto Parts & Equipment—0.6%
Auto/Truck Parts & Equipment – Original—0.3%
American Axle & Manufacturing Holdings, Inc. 9.250% 01/15/17 (b)	45,000	46,350
Lear Corp. 7.875% 03/15/18	90,000	90,225
8.125% 03/15/20	10,000	10,025
TRW Automotive, Inc. 7.000% 03/15/14 (b)	75,000	74,250
		220,850
Rubber-Tires—0.3%
Goodyear Tire & Rubber Co. 10.500% 05/15/16	145,000	157,688
Distribution/Wholesale—0.3%
Distribution/Wholesale—0.3%
McJunkin Red Man Corp. 9.500% 12/15/16 (b)	195,000	189,150
Entertainment—1.2%
Casino Services—0.6%
FireKeepers Development Authority 13.875% 05/01/15 (b)	90,000	103,950
Shingle Springs Tribal Gaming Authority 9.375% 06/15/15 (b)	300,000	237,750
Tunica-Biloxi Gaming Authority 9.000% 11/15/15 (b)	45,000	40,275
		381,975
Gambling (Non-Hotel)—0.6%
Boyd Gaming Corp. 6.750% 04/15/14	125,000	109,375
Jacobs Entertainment, Inc. 9.750% 06/15/14	85,000	79,050

	Par (a)	Value
Pinnacle Entertainment, Inc. 8.625% 08/01/17 (b)	80,000	$82,400
8.750% 05/15/20 (b)	125,000	115,781
		386,606
Resorts/Theme Parks—0.0%
Six Flags, Inc. 9.625% 06/01/14 (d)(h)	95,000	—
Home Builders—0.9%
Building – Residential/Commercial—0.9%
Beazer Homes USA, Inc. 9.125% 06/15/18	102,000	94,350
D.R. Horton, Inc. 5.625% 09/15/14	95,000	93,100
5.625% 01/15/16	40,000	37,400
K Hovnanian Enterprises, Inc. 10.625% 10/15/16	100,000	100,000
KB Home 5.875% 01/15/15	170,000	151,300
Ryland Group, Inc. 8.400% 05/15/17	45,000	47,700
Standard Pacific Corp. 7.000% 08/15/15	90,000	83,250
		607,100
Home Furnishings—0.1%
Home Furnishings—0.1%
Norcraft Companies LP/Norcraft Finance Corp. 10.500% 12/15/15 (b)	60,000	61,800
Housewares—0.1%
Housewares—0.1%
Libbey Glass, Inc. 10.000% 02/15/15 (b)	95,000	98,325
Leisure Time—0.2%
Cruise Lines—0.2%
Royal Caribbean Cruises Ltd. 7.500% 10/15/27	145,000	126,150
Lodging—1.4%
Casino Hotels—0.8%
Harrah's Operating Co., Inc. 11.250% 06/01/17	130,000	136,825
MGM Mirage 11.375% 03/01/18 (b)	200,000	188,000
Pokagon Gaming Authority 10.375% 06/15/14 (b)	80,000	82,800
Snoqualmie Entertainment Authority 9.125% 02/01/15 (b)	100,000	83,750
		491,375
Gambling (Non-Hotel)—0.3%
Seminole Indian Tribe of Florida 6.535% 10/01/20 (b)	20,000	17,864
7.804% 10/01/20 (b)	185,000	169,436
		187,300

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Hotels & Motels—0.3%
Host Hotels & Resorts LP 6.750% 06/01/16	115,000	$113,706
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 05/15/18	100,000	100,000
		213,706
Retail—1.3%
Retail – Apparel/Shoe—0.2%
Limited Brands, Inc. 8.500% 06/15/19	100,000	107,750
Retail – Arts & Crafts—0.0%
Michaels Stores, Inc. 11.375% 11/01/16	15,000	15,600
Retail – Drug Stores—0.1%
CVS Pass-Through Trust 8.353% 07/10/31 (b)	19,695	23,877
Rite Aid Corp. 10.250% 10/15/19	70,000	69,737
		93,614
Retail – Mail Order—0.1%
QVC, Inc. 7.125% 04/15/17 (b)	20,000	19,600
7.375% 10/15/20 (b)	15,000	14,588
7.500% 10/01/19 (b)	40,000	39,300
		73,488
Retail – Major Department Stores—0.1%
Neiman Marcus Group, Inc. 10.375% 10/15/15	30,000	30,525
Neiman Marcus Group, Inc., PIK, 9.000% 10/15/15	50,000	50,125
		80,650
Retail – Propane Distributors—0.4%
AmeriGas Partners LP 7.125% 05/20/16	125,000	124,375
Inergy LP/Inergy Finance Corp. 8.250% 03/01/16	45,000	45,563
8.750% 03/01/15	85,000	86,487
		256,425
Retail – Restaurants—0.1%
McDonald's Corp. 5.700% 02/01/39	50,000	56,364
Retail – Toy Store—0.3%
Toys R US, Inc. 7.375% 10/15/18	175,000	164,500
Retail – Vitamins/Nutritional Supplements—0.0%
General Nutrition Centers, Inc. PIK, 5.750% 03/15/14 (09/15/10) (e)(f)	30,000	27,525
Storage/Warehousing—0.1%
Storage/Warehousing—0.1%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC 8.875% 03/15/18 (b)	60,000	60,900

	Par (a)	Value
Consumer Non-Cyclical—6.5%
Beverages—0.1%
Brewery—0.1%
Anheuser-Busch InBev Worldwide, Inc. 7.200% 01/15/14 (b)	40,000	$45,993
7.750% 01/15/19 (b)	30,000	36,413
		82,406
Commercial Services—1.7%
Commercial Services—0.4%
ARAMARK Corp. 8.500% 02/01/15	150,000	151,500
Iron Mountain, Inc. 8.000% 06/15/20	120,000	121,800
		273,300
Commercial Services – Finance—0.2%
Cardtronics, Inc. 9.250% 08/15/13	85,000	85,850
Trans Union LLC/TransUnion Financing Corp. 11.375% 06/15/18 (b)	35,000	36,225
		122,075
Funeral Services & Related Items—0.1%
Service Corp. International 6.750% 04/01/16	80,000	79,400
7.000% 06/15/17	15,000	14,775
		94,175
Private Corrections—0.1%
Corrections Corp. of America 6.250% 03/15/13	80,000	80,600
Rental Auto/Equipment—0.8%
Ashtead Holdings PLC 8.625% 08/01/15 (b)	130,000	128,700
Hertz Corp. 8.875% 01/01/14	50,000	50,625
Rental Service Corp. 9.500% 12/01/14	105,000	104,344
United Rentals North America, Inc. 9.250% 12/15/19	105,000	105,787
10.875% 06/15/16	95,000	101,888
		491,344
Security Services—0.1%
Garda World Security Corp. 9.750% 03/15/17 (b)	30,000	30,450
Cosmetics/Personal Care—0.1%
Cosmetics & Toiletries—0.1%
Revlon Consumer Products Corp. 9.750% 11/15/15 (b)	75,000	76,875
Food—0.7%
Food – Miscellaneous/Diversified—0.7%
Campbell Soup Co. 4.500% 02/15/19	25,000	27,231
ConAgra Foods, Inc. 7.000% 10/01/28	45,000	52,935

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Kraft Foods, Inc. 6.500% 02/09/40	125,000	$139,791
Michael Foods, Inc. 9.750% 07/15/18 (b)	65,000	66,788
Pinnacle Foods Finance LLC 9.250% 04/01/15	135,000	137,700
9.250% 04/01/15 (b)	35,000	35,700
		460,145
Healthcare Products—0.5%
Medical Products—0.5%
Biomet, Inc. PIK, 10.375% 10/15/17	245,000	263,375
DJO Finance LLC/DJO Finance Corp. 10.875% 11/15/14	70,000	73,500
		336,875
Healthcare Services—2.3%
Dialysis Centers—0.1%
DaVita, Inc. 7.250% 03/15/15	65,000	65,000
Medical Labs & Testing Services—0.1%
Roche Holdings, Inc. 6.000% 03/01/19 (b)	70,000	81,543
Medical – HMO—0.2%
Health Net, Inc. 6.375% 06/01/17	110,000	102,300
WellPoint, Inc. 7.000% 02/15/19	40,000	47,446
		149,746
Medical – Hospitals—1.5%
Capella Healthcare, Inc. 9.250% 07/01/17 (b)	15,000	15,150
Community Health Systems, Inc. 8.875% 07/15/15	190,000	195,937
HCA, Inc. 9.250% 11/15/16	10,000	10,600
PIK, 9.625% 11/15/16	514,000	549,980
Select Medical Corp. 7.625% 02/01/15	115,000	108,100
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000% 02/01/18 (b)(c)	60,000	57,900
8.000% 02/01/18	75,000	72,000
		1,009,667
Medical – Outpatient/Home Medical—0.1%
Radiation Therapy Services, Inc. 9.875% 04/15/17 (b)	25,000	24,000
Physical Therapy/Rehab Centers—0.2%
Healthsouth Corp. 8.125% 02/15/20	50,000	49,125
10.750% 06/15/16	70,000	75,600
		124,725

	Par (a)	Value
Physician Practice Management—0.1%
U.S. Oncology Holdings, Inc. PIK, 6.643% 03/15/12 (09/15/10) (e)(f)	86,000	$78,303
Household Products/Wares—0.4%
Consumer Products – Miscellaneous—0.4%
American Greetings Corp. 7.375% 06/01/16	65,000	64,838
Central Garden & Pet Co. 8.250% 03/01/18	70,000	69,387
Jostens IH Corp. 7.625% 10/01/12	50,000	50,000
Spectrum Brands Holdings, Inc. 9.500% 06/15/18 (b)	90,000	92,812
		277,037
Pharmaceuticals—0.7%
Medical – Drugs—0.5%
Elan Finance PLC 8.875% 12/01/13	45,000	45,113
Novartis Securities Investment Ltd. 5.125% 02/10/19	50,000	55,972
Patheon, Inc. 8.625% 04/15/17 (b)	60,000	59,550
Valeant Pharmaceuticals International 7.625% 03/15/20 (b)	20,000	23,600
8.375% 06/15/16	95,000	107,350
		291,585
Medical – Generic Drugs—0.1%
Mylan, Inc./PA 7.875% 07/15/20 (b)	45,000	45,900
Pharmacy Services—0.1%
Omnicare, Inc. 7.750% 06/01/20	80,000	81,600
Diversified—0.2%
Diversified Holding Companies—0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Lu 7.750% 10/15/16 (b)	120,000	117,300
Energy—8.0%
Coal—0.3%
Coal—0.3%
Arch Western Finance LLC 6.750% 07/01/13	170,000	170,425
Consol Energy, Inc. 8.250% 04/01/20 (b)	45,000	46,913
		217,338

See Accompanying Notes to Financial Statements.

7

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Oil & Gas—5.3%
Oil Companies – Exploration & Production—4.8%
Anadarko Petroleum Corp. 6.200% 03/15/40	155,000	$122,633
Berry Petroleum Co. 8.250% 11/01/16	10,000	9,675
10.250% 06/01/14	15,000	16,125
Chesapeake Energy Corp. 6.375% 06/15/15	255,000	263,287
Cimarex Energy Co. 7.125% 05/01/17	130,000	130,650
Forest Oil Corp. 8.500% 02/15/14	145,000	151,163
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750% 11/01/15 (b)	110,000	108,350
KazMunaiGaz Finance Sub BV 9.125% 07/02/18 (b)	225,000	258,187
NAK Naftogaz Ukraine 9.500% 09/30/14	190,000	196,656
Newfield Exploration Co. 6.625% 04/15/16	125,000	125,625
6.875% 02/01/20	70,000	67,900
Nexen, Inc. 5.875% 03/10/35	40,000	39,135
7.500% 07/30/39	30,000	35,158
Pemex Finance Ltd. 9.150% 11/15/18	310,000	388,414
10.610% 08/15/17	215,000	266,856
Petrobras International Finance Co. 7.875% 03/15/19	255,000	291,760
PetroHawk Energy Corp. 7.875% 06/01/15	205,000	205,513
Pioneer Natural Resources Co. 7.500% 01/15/20	10,000	10,306
Quicksilver Resources, Inc. 7.125% 04/01/16	170,000	156,825
8.250% 08/01/15	90,000	88,875
Range Resources Corp. 7.500% 05/15/16	45,000	45,394
8.000% 05/15/19	35,000	36,531
SandRidge Energy, Inc. PIK, 8.625% 04/01/15	85,000	82,556
Southwestern Energy Co. 7.500% 02/01/18	50,000	53,125
		3,150,699
Oil Company – Integrated—0.1%
Shell International Finance BV 5.500% 03/25/40	50,000	53,247
Oil Refining & Marketing—0.1%
Frontier Oil Corp. 8.500% 09/15/16	65,000	65,812
Oil – Field Services—0.3%
Gazprom International SA 7.201% 02/01/20	175,565	182,166

	Par (a)	Value
Oil & Gas Services—0.5%
Oil – Field Services—0.5%
American Petroleum Tankers LLC/AP Tankers Co. 10.250% 05/01/15 (b)	35,000	$35,088
Expro Finance Luxembourg SCA 8.500% 12/15/16 (b)	205,000	195,775
Halliburton Co. 5.900% 09/15/18	20,000	21,404
Smith International, Inc. 9.750% 03/15/19	20,000	27,222
Weatherford International Ltd. 5.150% 03/15/13	40,000	41,904
		321,393
Oil, Gas & Consumable Fuels—0.5%
Oil Company – Integrated—0.5%
Ecopetrol SA 7.625% 07/23/19	150,000	169,875
Petronas Capital Ltd. 5.250% 08/12/19	175,000	184,063
		353,938
Pipelines—1.4%
Pipelines—1.4%
Atlas Pipeline Partners LP 8.125% 12/15/15	110,000	101,200
El Paso Corp. 6.875% 06/15/14	140,000	142,544
7.250% 06/01/18	75,000	75,202
Kinder Morgan Energy Partners LP 6.500% 09/01/39	20,000	20,610
6.950% 01/15/38	30,000	31,879
Kinder Morgan Finance Co. ULC 5.700% 01/05/16	80,000	76,400
MarkWest Energy Partners LP 6.875% 11/01/14	105,000	101,062
Plains All American Pipeline LP 5.750% 01/15/20	5,000	5,167
6.500% 05/01/18	75,000	82,543
Plains All American Pipeline LP/PAA Finance Corp. 8.750% 05/01/19	55,000	65,651
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375% 12/15/13	10,000	10,300
9.375% 06/01/16 (b)	35,000	37,100
Southern Natural Gas Co. 8.000% 03/01/32	30,000	33,994
Southern Star Central Corp. 6.750% 03/01/16	20,000	19,350

See Accompanying Notes to Financial Statements.

8

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)		Value
TransCanada Pipelines Ltd. 6.350% 05/15/67 (05/15/17) (e)(f)		70,000	$62,388
7.625% 01/15/39		25,000	31,938
Williams Companies, Inc. 7.875% 09/01/21		30,000	34,383
			931,711
Financials—6.5%
Banks—2.5%
Commercial Banks – Central US—0.1%
Fifth Third Bank/Ohio 0.546% 05/17/13 (08/17/10) (e)(f)		15,000	14,085
Northern Trust Co. 6.500% 08/15/18		55,000	64,636
			78,721
Commercial Banks – Eastern U.S.—0.7%
CIT Group, Inc. 7.000% 05/01/17		485,000	436,500
Discover Bank/Greenwood DE 8.700% 11/18/19		50,000	55,510
			492,010
Commercial Banks – Non US—0.7%
Barclays Bank PLC 3.900% 04/07/15		30,000	30,295
5.000% 09/22/16		25,000	25,644
6.860% 09/29/49 (b)		10,000	8,050
7.375% 06/29/49 (12/01/11) (b)(e)(f)		15,000	13,275
7.434% 09/29/49 (b)		25,000	22,250
IKB Deutsche Industriebank AG 2.125% 09/10/12	EUR	295,000	367,072
Lloyds TSB Group PLC 6.267% 11/29/49 (11/14/16) (b)(e)(f)		5,000	2,575
			469,161
Commercial Banks – Southern US—0.0%
Regions Financial Corp. 7.000% 03/01/11		5,000	5,059
Diversified Banking Institutional—0.3%
Citigroup, Inc. 8.125% 07/15/39		145,000	172,982
Fiduciary Banks—0.2%
Bank of New York Mellon Corp. 5.450% 05/15/19		50,000	55,820
Northern Trust Corp. 5.500% 08/15/13		50,000	55,633
			111,453
Money Center Banks—0.1%
Lloyds TSB Bank PLC 4.375% 01/12/15 (b)		59,000	56,844

	Par (a)	Value
Super-Regional Banks – US—0.4%
Capital One Financial Corp. 5.700% 09/15/11	55,000	$57,216
Keycorp 6.500% 05/14/13	65,000	71,102
PNC Funding Corp. 3.625% 02/08/15	130,000	133,816
5.125% 02/08/20	25,000	25,995
		288,129
Diversified Financial Services—2.8%
Diversified Financial Services—0.4%
Capital One Capital IV 6.745% 02/17/37 (02/17/32) (e)(f)	105,000	87,675
Capital One Capital V 10.250% 08/15/39	45,000	47,475
General Electric Capital Corp. 6.000% 08/07/19	25,000	27,064
JPMorgan Chase Capital XVIII 6.950% 08/17/36	5,000	4,997
JPMorgan Chase Capital XX 6.550% 09/29/36	110,000	105,169
JPMorgan Chase Capital XXIII 1.436% 05/15/47 (08/16/10) (e)(f)	5,000	3,658
		276,038
Finance – Auto Loans—1.5%
Ford Motor Credit Co., LLC 7.800% 06/01/12	120,000	123,571
8.000% 12/15/16	245,000	250,535
Ally Financial, Inc. 6.875% 09/15/11	203,000	205,791
8.000% 03/15/20 (b)	220,000	215,050
8.000% 11/01/31	201,000	185,422
		980,369
Finance – Consumer Loans—0.4%
American General Finance Corp. 4.875% 07/15/12	15,000	13,575
6.900% 12/15/17	300,000	238,875
		252,450
Finance – Investment Banker/Broker—0.2%
Cemex Finance LLC 9.500% 12/14/16 (b)	125,000	120,625
JPMorgan Chase & Co. 7.900% 04/29/49 (e)	10,000	10,307
Merrill Lynch & Co., Inc. 5.700% 05/02/17	15,000	15,046
		145,978
Finance – Leasing Company—0.2%
International Lease Finance Corp. 4.875% 09/01/10	30,000	29,850
5.625% 09/15/10	75,000	74,719
		104,569

See Accompanying Notes to Financial Statements.

9

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Finance – Other Services—0.1%
ERAC USA Finance LLC 2.750% 07/01/13 (b)(c)	40,000	$40,123
5.250% 10/01/20 (b)(c)	35,000	35,368
		75,491
Insurance—0.9%
Life/Health Insurance—0.3%
Lincoln National Corp. 8.750% 07/01/19	5,000	6,128
Provident Companies, Inc. 7.000% 07/15/18	30,000	31,882
Prudential Financial, Inc. 7.375% 06/15/19	30,000	34,739
8.875% 06/15/38 (e)	75,000	79,125
Unum Group 7.125% 09/30/16	20,000	21,975
		173,849
Multi-Line Insurance—0.1%
CNA Financial Corp. 7.350% 11/15/19	5,000	5,313
ING Groep NV 5.775% 12/29/49 (12/08/15) (e)(f)	95,000	66,975
MetLife, Inc. 10.750% 08/01/39	30,000	35,656
		107,944
Mutual Insurance—0.1%
Liberty Mutual Group, Inc. 10.750% 06/15/58 (06/15/58) (b)(e)	45,000	48,600
Property/Casualty Insurance—0.3%
Asurion Corp. 6.850% 07/02/15 (07/12/10) (e)(f)(i)	48,578	45,906
2nd lien, 6.850% 07/02/15 (07/12/10) (e)(f)(i)	66,422	64,374
Crum & Forster Holdings Corp. 7.750% 05/01/17	95,000	95,475
		205,755
Reinsurance—0.1%
Transatlantic Holdings, Inc. 8.000% 11/30/39	35,000	35,337
Real Estate Investment Trusts (REITs)—0.3%
REITS – Diversified—0.1%
Duke Realty LP 7.375% 02/15/15	20,000	22,184
8.250% 08/15/19	53,400	61,869
		84,053
REITS – Office Property—0.2%
Brandywine Operating Partnership LP 7.500% 05/15/15	95,000	103,586

	Par (a)	Value
Industrials—4.6%
Aerospace & Defense—0.9%
Aerospace/Defense—0.2%
Embraer Overseas Ltd. 6.375% 01/15/20	15,000	$15,393
Kratos Defense & Security Solutions, Inc. 10.000% 06/01/17 (b)	90,000	91,350
		106,743
Aerospace/Defense – Equipment—0.5%
BE Aerospace, Inc. 8.500% 07/01/18	110,000	115,500
Sequa Corp. 11.750% 12/01/15 (b)	130,000	125,775
TransDigm, Inc. 7.750% 07/15/14	90,000	90,225
		331,500
Electronics – Military—0.2%
L-3 Communications Corp. 6.375% 10/15/15	135,000	135,000
Building Materials—0.5%
Building & Construction Products – Miscellaneous—0.5%
Associated Materials LLC/Associated Materials Finance, Inc. 9.875% 11/15/16	120,000	128,700
Building Materials Corp. of America 7.500% 03/15/20 (b)	20,000	19,650
Nortek, Inc. 11.000% 12/01/13	105,244	109,717
Ply Gem Industries, Inc. 11.750% 06/15/13	40,000	41,800
		299,867
Electrical Components & Equipment—0.3%
Wire & Cable Products—0.3%
Belden, Inc. 7.000% 03/15/17	125,000	120,781
WireCo WorldGroup 9.500% 05/15/17 (b)	50,000	48,750
		169,531
Electronics—0.1%
Electronic Components – Miscellaneous—0.1%
Flextronics International Ltd. 6.250% 11/15/14	86,000	85,355
Environmental Control—0.1%
Hazardous Waste Disposal—0.1%
Clean Harbors, Inc. 7.625% 08/15/16	70,000	71,925
Machinery – Construction & Mining—0.2%
Machinery – Construction & Mining—0.2%
Terex Corp. 8.000% 11/15/17	130,000	120,250

See Accompanying Notes to Financial Statements.

10

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)	Value
Machinery – Diversified—0.6%
Machinery – Farm—0.2%
Case New Holland, Inc. 7.875% 12/01/17 (b)	150,000	$151,125
Machinery – General Industry—0.4%
CPM Holdings, Inc. 10.625% 09/01/14 (b)	75,000	79,219
Manitowoc Co., Inc. 7.125% 11/01/13	115,000	110,975
9.500% 02/15/18	75,000	75,000
		265,194
Miscellaneous Manufacturing—0.4%
Diversified Manufacturing Operators—0.1%
Amsted Industries, Inc. 8.125% 03/15/18 (b)	50,000	49,875
Ingersoll-Rand Global Holding Co., Ltd. 9.500% 04/15/14	25,000	30,975
		80,850
Miscellaneous Manufacturing—0.3%
American Railcar Industries, Inc. 7.500% 03/01/14	85,000	82,450
TriMas Corp. 9.750% 12/15/17 (b)	105,000	106,312
		188,762
Packaging & Containers—0.7%
Containers – Metal/Glass—0.2%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	75,000	77,813
Crown Americas LLC & Crown Americas Capital Corp. II 7.625% 05/15/17 (b)	45,000	46,575
		124,388
Containers – Paper/Plastic—0.5%
Graham Packaging Co., LP/GPC Capital Corp. I 8.250% 01/01/17 (b)	110,000	108,350
Graphic Packaging International, Inc. 9.500% 06/15/17	137,000	143,165
Solo Cup Co. 8.500% 02/15/14	105,000	94,237
		345,752
Transportation—0.8%
Transportation – Marine—0.3%
Navios Maritime Holdings, Inc. 9.500% 12/15/14	100,000	96,000
Ship Finance International Ltd. 8.500% 12/15/13	80,000	78,800
		174,800
Transportation – Railroad—0.4%
BNSF Funding Trust I 6.613% 12/15/55 (01/15/26) (e)(f)	40,000	38,100

	Par (a)	Value
Kansas City Southern de Mexico SA de CV 7.625% 12/01/13	130,000	$132,600
RailAmerica, Inc. 9.250% 07/01/17	32,000	33,520
Union Pacific Corp. 5.700% 08/15/18	60,000	67,211
		271,431
Transportation – Services—0.1%
Bristow Group, Inc. 7.500% 09/15/17	90,000	85,950
Technology—1.0%
Computers—0.4%
Computer Services—0.3%
Sungard Data Systems, Inc. 9.125% 08/15/13	200,000	203,250
Computers – Memory Devices—0.1%
Seagate Technology International 10.000% 05/01/14 (b)	40,000	45,600
Networking Products—0.2%
Networking Products—0.2%
Cisco Systems, Inc. 5.500% 01/15/40	65,000	68,127
5.900% 02/15/39	40,000	44,463
		112,590
Semiconductors—0.2%
Electronic Components – Semiconductors—0.2%
Amkor Technology, Inc. 9.250% 06/01/16	120,000	125,700
Freescale Semiconductor, Inc. 9.250% 04/15/18 (b)	15,000	14,813
		140,513
Software—0.2%
Data Processing/Management—0.2%
First Data Corp. 9.875% 09/24/15	150,000	113,450
Enterprise Software/Services—0.0%
Oracle Corp. 6.500% 04/15/38	25,000	30,336
Utilities—2.6%
Electric—2.3%
Electric – Generation—0.2%
Intergen NV 9.000% 06/30/17 (b)	140,000	139,300
Electric – Integrated—1.1%
CMS Energy Corp. 6.875% 12/15/15	50,000	53,326
Commonwealth Edison Co. 5.950% 08/15/16	50,000	57,140
Consolidated Edison Co. of New York, Inc. 6.750% 04/01/38	50,000	60,937

See Accompanying Notes to Financial Statements.

11

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)		Value
Energy Future Holdings Corp. 10.000% 01/15/20 (b)		125,000	$124,375
Ipalco Enterprises, Inc. 7.250% 04/01/16 (b)		75,000	76,688
Kansas City Power & Light Co. 7.150% 04/01/19		35,000	42,617
Mirant Americas Generation LLC 8.500% 10/01/21		210,000	195,300
Nevada Power Co. 6.650% 04/01/36		30,000	34,112
Texas Competitive Electric Holdings Co. LLC 10.250% 11/01/15		120,000	79,200
			723,695
Independent Power Producer—1.0%
AES Corp. 7.750% 03/01/14		115,000	117,012
8.000% 10/15/17		80,000	80,800
Dynegy Holdings, Inc. 7.750% 06/01/19		160,000	110,600
NRG Energy, Inc. 7.375% 02/01/16		145,000	144,275
7.375% 01/15/17		175,000	173,250
			625,937
Gas—0.3%
Gas – Distribution—0.3%
Atmos Energy Corp. 8.500% 03/15/19		30,000	37,705
Nakilat, Inc. 6.067% 12/31/33 (b)		180,000	175,455
Sempra Energy 6.500% 06/01/16		5,000	5,737
			218,897
Total Corporate Fixed-Income Bonds & Notes (cost of $30,872,897)			32,762,041
GOVERNMENT & AGENCY OBLIGATIONS—40.2%
Foreign Government Obligations—26.1%
Banco Nacional de Desenvolvimento Economico e Social 5.500% 07/12/20 (b)		150,000	150,375
European Investment Bank 0.028% 09/21/11 (09/21/10) (e)(f)	JPY	21,000,000	236,379
1.250% 09/20/12	JPY	30,000,000	346,798
1.400% 06/20/17	JPY	52,700,000	619,068
5.500% 12/07/11	GBP	210,000	333,433
Federal Republic of Germany 4.250% 07/04/17	EUR	105,000	146,441
5.000% 07/04/12	EUR	220,000	292,599
6.000% 06/20/16	EUR	245,000	368,973

	Par (a)		Value
Federative Republic of Brazil 6.000% 01/17/17		250,000	$275,000
7.375% 02/03/15	EUR	260,000	371,142
8.250% 01/20/34		375,000	495,000
8.500% 09/24/12	EUR	50,000	69,488
11.000% 08/17/40		200,000	267,800
12.500% 01/05/22	BRL	250,000	156,856
Government of Canada 4.250% 06/01/18	CAD	255,000	262,433
8.000% 06/01/23	CAD	85,000	118,982
Government of Japan 1.400% 12/20/18	JPY	50,000,000	592,847
1.500% 09/20/18	JPY	51,200,000	611,570
Government of New Zealand 6.000% 05/15/21	NZD	185,000	133,242
6.500% 04/15/13	NZD	170,000	123,638
Instituto de Credito Oficial 1.500% 09/20/12	JPY	22,000,000	243,920
International Finance Corp. 7.500% 02/28/13	AUD	120,000	106,932
Kingdom of Belgium 3.250% 09/28/16	EUR	105,000	131,815
Kingdom of Norway 4.250% 05/19/17	NOK	2,440,000	407,615
Kingdom of Spain 3.800% 01/31/17	EUR	190,000	225,638
Kingdom of Sweden 3.750% 08/12/17	SEK	1,400,000	194,738
Pemex Project Funding Master Trust 5.750% 03/01/18		230,000	240,945
Penerbangan Malaysia Bhd 5.625% 03/15/16		110,000	122,961
Republic of Argentina 8.280% 12/31/33		128,483	87,850
Republic of Bulgaria 8.250% 01/15/15		90,000	101,250
Republic of Colombia 7.375% 03/18/19		130,000	152,100
8.125% 05/21/24		115,000	142,025
9.750% 04/09/11		119,789	128,175
Republic of Finland 4.250% 07/04/15	EUR	95,000	130,158
Republic of France 4.000% 04/25/13	EUR	250,000	330,258
5.500% 04/25/29	EUR	210,000	322,783
Republic of Hungary 4.750% 02/03/15		80,000	79,365
Republic of Indonesia 5.875% 03/13/20 (b)		345,000	363,975
7.250% 04/20/15 (b)		110,000	125,400
10.375% 05/04/14 (b)		310,000	381,300
Republic of Ireland 4.500% 10/18/18	EUR	60,000	69,739
Republic of Italy 5.250% 08/01/17	EUR	450,000	605,228

See Accompanying Notes to Financial Statements.

12

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Par (a)		Value
Republic of Panama 8.875% 09/30/27		375,000	$499,687
Republic of Peru 7.350% 07/21/25		100,000	119,750
8.750% 11/21/33		305,000	413,275
Republic of Philippines 6.500% 01/20/20		190,000	208,620
8.875% 03/17/15		400,000	492,000
Republic of Poland 5.500% 10/25/19	PLN	280,000	80,316
6.250% 10/24/15	PLN	260,000	79,102
Republic of South Africa 5.500% 03/09/20		100,000	103,375
8.250% 09/15/17	ZAR	1,020,000	129,685
Republic of Turkey 7.000% 09/26/16		280,000	311,850
7.375% 02/05/25		320,000	360,000
Republic of Uruguay PIK, 7.875% 01/15/33		300,000	355,500
Republic of Venezuela 9.250% 09/15/27		790,000	531,275
Russian Federation 3.625% 04/29/15 (b)		450,000	435,375
7.500% 03/31/30		869,400	980,075
State of Qatar 5.250% 01/20/20 (b)		180,000	188,100
Sweden Government Bond 5.000% 12/01/20	SEK	870,000	134,807
Treasury Corp. of Victoria 5.750% 11/15/16	AUD	135,000	115,543
6.000% 06/15/20	AUD	140,000	121,837
United Kingdom Treasury 5.000% 03/07/25	GBP	50,000	83,883
United Mexican States 6.050% 01/11/40		240,000	253,200
8.500% 12/13/18	MXN	1,955,000	167,640
11.375% 09/15/16		245,000	345,450
			17,176,579
U.S. Government Obligations—14.1%
U.S. Treasury Bonds 7.500% 11/15/24		1,210,000	1,755,256
8.750% 05/15/17		3,100,000	4,362,766
U.S. Treasury Notes 4.250% 09/30/12		950,000	1,027,188
5.000% 02/15/11 (j)		2,065,000	2,125,740
			9,270,950
Total Government & Agency Obligations (cost of $24,665,591)			26,447,529
MORTGAGE-BACKED SECURITIES—5.4%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26		52,241	60,241

	Par (a)	Value
Federal National Mortgage Association 4.000% 01/01/39	883,305	$896,325
5.000% 09/01/37	802,393	850,445
6.000% 02/01/37	534,725	581,964
6.500% 11/01/36	1,042,181	1,144,673
Total Mortgage-Backed Securities (cost of $3,334,453)		3,533,648
COMMERCIAL MORTGAGE-BACKED SECURITIES—1.1%
Commercial Mortgage-Backed Securities—1.1%
GS Mortgage Securities Corp. II 4.751% 07/10/39	175,000	181,049
JPMorgan Chase Commercial Mortgage Securities Corp. 5.790% 06/12/43 (07/01/10) (e)(f)	175,000	186,926
Morgan Stanley Capital I 4.989% 08/13/42	175,000	181,810
Wachovia Bank Commercial Mortgage Trust 5.382% 10/15/44 (07/01/10) (e)(f)	175,000	187,253
Total Commercial Mortgage-Backed Securities (cost of $722,709)		737,038
ASSET-BACKED SECURITY—0.4%
GMAC Mortgage Corp. 4.865% 09/25/34 (07/01/10) (e)(f)	369,389	286,033
Total Asset-Backed Security (cost of $369,389)		286,033
MUNICIPAL BONDS—0.4%
California—0.4%
CA Cabazon Band Mission Indians Series 2004, 7.358% 10/01/11 (10/01/10) (e)(f)	350,000	235,987
CA Los Angeles Unified School District Series 2009, 5.750% 07/01/34	30,000	30,039
CA State Series 2009, 7.550% 04/01/39	10,000	10,900
Total Municipal Bonds (cost of $390,777)		276,926

See Accompanying Notes to Financial Statements.

13

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS—0.1%
Consumer Discretionary—0.1%
Lodging & Recreation—0.1%
Six Flags Entertainment Corp. (k)	2,169	$72,943
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (d)(h)(k)	2,000	—
Total Common Stocks (cost of $143,618)		72,943
PREFERRED STOCK—0.0%
Communications—0.0%
Media—0.0%
CMP Susquehanna Radio Holdings Corp., Series A (b)(d)(k)	2,891	29
Total Preferred Stock (cost of $29)		29
	Units
WARRANTS—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Jazztel PLC Expires 07/15/10 (b)(d)(h)(k)	95	—
Financials—0.0%
Banks—0.0%
CNB Capital Trust I Expires 03/23/19 (b)(d)(k)	3,304	33
Total Warrants (cost of $220)		33
	Shares
SECURITIES LENDING COLLATERAL—2.1%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.274%) (l)	1,389,000	1,389,000
Total Securities Lending Collateral (cost of $1,389,000)		1,389,000

	Par (a)	Value
SHORT-TERM OBLIGATION—2.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/10, due 07/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 06/30/17, market value $1,778,306 (repurchase proceeds $1,743,000)	1,743,000	$1,743,000
Total Short-Term Obligation (cost of $1,743,000)		1,743,000
Total Investments—102.1% (cost of $63,631,683) (m)		67,248,220
Obligation to Return Collateral for Securities Loaned—(2.1%)		(1,389,000)
Other Assets & Liabilities, Net—0.0%		(11,963)
Net Assets—100.0%		$65,847,257

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities, which are not illiquid, except for the following amounted to $10,040,193, which represents 15.2% of net assets.

Security	Acquisition Date(s)	Par/Shares/ Units	Cost	Value
CMP Susquehanna Radio Holdings Corp., Series A, Preferred Stock	04/01/09	2,891	$29	$29
CNB Capital Trust I Expiring 03/23/19	04/01/09	3,304	33	33
Jazztel PLC Expiring 07/15/10	10/24/01	95	187	—
				$62

(c)  Security purchased on a delayed delivery basis.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2010, the value of these securities amounted to $7,142, which represents less than 0.1% of net assets.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at June 30, 2010.

(f)  Parenthetical date represents the next interest rate reset date for the security.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2010, the value of these securities amounted to $57,625, which represents 0.1% of net assets.

(h)  Security has no value.

(i)  Loan participation agreement.

(j)  All or a portion of this security was on loan at June 30, 2010. The total market value of securities on loan at June 30, 2010 is $1,362,451.

(k)  Non-income producing security.

(l)  Investment made with cash collateral received from securities lending activity.

(m)  Cost for federal income tax purposes is $64,168,611.

See Accompanying Notes to Financial Statements.

14

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$2,729,720	$—	$2,729,720
Communications	—	6,607,451	7,080	6,614,531
Consumer Cyclical	—	4,116,466	—	4,116,466
Consumer Non-Cyclical	—	4,277,351	—	4,277,351
Diversified	—	117,300	—	117,300
Energy	—	5,276,304	—	5,276,304
Financials	—	4,268,378	—	4,268,378
Industrials	—	3,008,423	—	3,008,423
Technology	—	645,739	—	645,739
Utilities	—	1,707,829	—	1,707,829
Total Corporate Fixed-Income Bonds & Notes	—	32,754,961	7,080	32,762,041
Government & Agency Obligations
Foreign Government Obligations	—	17,176,579	—	17,176,579
U.S. Government Obligations	9,270,950	—	—	9,270,950
Total Government & Agency Obligations	9,270,950	17,176,579	—	26,447,529
Total Mortgage- Backed Securities	—	3,533,648	—	3,533,648
Total Commercial Mortgage-Backed Securities	—	737,038	—	737,038
Total Asset-Backed Security	—	286,033	—	286,033
Total Municipal Bonds	—	276,926	—	276,926
Total Common Stocks	72,943	—	—	72,943
Total Preferred Stock	—	—	29	29
Total Warrants	—	—	33	33
Total Securities Lending Collateral	1,389,000	—	—	1,389,000
Total Short-Term Obligation	—	1,743,000	—	1,743,000
Total Investments	10,732,893	56,508,185	7,142	67,248,220
Unrealized Depreciation on Futures Contracts	(5,954)	—	—	(5,954)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(38,427)	—	(38,427)
Value of Credit Default Swap Contracts	—	(4,731)	—	(4,731)
Total	$10,726,939	$56,465,027	$7,142	$67,199,108

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate fixed-income bonds & notes, preferred stock, and warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered earnings of the respective company, market multiples derived from a set of comparable companies, the position of the security within the respective company's capital structure and/or observed yields on securities deemed comparable.

There were no significant transfers between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

15

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

The following table reconciles asset balances for the six month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2010
Corporate Fixed-Income Bonds & Notes
Communications	$5,400	$—	$—	$1,680	$—	$—	$—	$—	$7,080
Preferred Stocks
Communications	29	—	—	—	—	—	—	—	29
Common Stocks
Industrials	—	—	—	—	—	—	—	—	—
Warrants
Communications	—	—	—	—	—	—	—	—	—
Financials	33	—	—	—	—	—	—	—	33
	$5,462	$—	$—	$1,680	$—	$—	$—	$—	$7,142

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at June 30 2010, which were valued using significant unobservable inputs (Level 3) amounted to $1,680. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on June 30, 2010 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
JPMorgan Chase Bank N.A.	EUR	$42,801	$43,013	07/09/10	$(212)
Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
UBS AG	EUR	$244,578	$244,242	07/09/10	$(336)
JPMorgan Chase Bank N.A.	EUR	244,578	244,240	07/09/10	(338)
JPMorgan Chase Bank N.A.	EUR	305,733	301,075	07/16/10	(4,658)
Barclays Bank Plc Wholesale	EUR	437,809	430,967	07/16/10	(6,842)
UBS AG	JPY	367,699	356,332	07/22/10	(11,367)
Barclays Bank Plc Wholesale	JPY	237,613	230,314	07/28/10	(7,299)
BNP Paribas SA	JPY	237,613	230,238	07/28/10	(7,375)
					$(38,215)

At June 30, 2010, the Fund has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Federative Republic of Brazil 12.250% 03/06/30	Buy	1.470%	09/20/14	$400,000	$—	$(4,731)

See Accompanying Notes to Financial Statements.

16

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

At June 30, 2010 the Fund held the following open short futures contracts:

Interest Rate Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	5	$612,734	$606,780	Sept. 2010	$(5,954)

As of June 30, 2010, cash of $8,000 was pledged as collateral for open futures.

At June 30 2010, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	49.8
Government & Agency Obligations	40.2
Mortgage-Backed Securities	5.4
Commercial Mortgage-Backed Securities	1.1
Asset-Backed Security	0.4
Municipal Bonds	0.4
Common Stocks	0.1
Preferred Stock	0.0	*
Warrants	0.0	*
	97.4
Securities Lending Collateral	2.1
Short-Term Obligation	2.6
Obligation to return Collateral for Securities Loaned	(2.1)
Other Assets & Liabilities, Net	0.0	*
	100.0

* Rounds to less than 0.1%.

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

Assets
Investments, at cost	$63,631,683
Investments at value (including securities on loan of $1,362,451)	$67,248,220
Cash	36,823
Cash collateral for open futures contracts	8,000
Receivable for:
Investments sold	462,326
Investments sold on a delayed delivery basis	20,084
Fund shares sold	2,877
Interest	1,046,447
Securities lending	597
Foreign tax reclaims	505
Expense reimbursement due from investment advisor	15,558
Trustees' deferred compensation plan	22,956
Prepaid expenses	2,149
Total Assets	68,866,542
Liabilities
Collateral on securities loaned	1,389,000
Open credit default swap contracts	4,731
Unrealized depreciation on forward foreign currency exchange contracts	38,427
Payable for:
Investments purchased	456,581
Investments purchased on a delayed delivery basis	160,007
Fund shares repurchased	861,049
Futures variation margin	78
Investment advisory fee	32,976
Pricing and bookkeeping fees	8,759
Transfer agent fee	30
Trustees' fees	1,348
Audit fee	24,758
Custody fee	3,842
Distribution fees — Class B	6,024
Chief compliance officer expenses	181
Trustees' deferred compensation plan	22,956
Other liabilities	8,538
Total Liabilities	3,019,285
Net Assets	$65,847,257
Net Assets Consist of
Paid-in capital	$76,510,635
Undistributed net investment income	5,623,377
Accumulated net realized loss	(19,841,873)
Net unrealized appreciation (depreciation) on:
Investments	3,616,537
Foreign currency translations and forward foreign currency exchange contracts	(50,734)
Credit default swap contracts	(4,731)
Futures contracts	(5,954)
Net Assets	$65,847,257
Class A
Net assets	$37,014,008
Shares outstanding	4,149,161
Net asset value per share	$8.92
Class B
Net assets	$28,833,249
Shares outstanding	3,251,157
Net asset value per share	$8.87

See Accompanying Notes to Financial Statements.

18

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Interest	$1,995,335
Securities lending	2,030
Total Investment Income	1,997,365
Expenses
Investment advisory fee	206,085
Distribution fee — Class B	37,229
Transfer agent fee	188
Pricing and bookkeeping fees	43,407
Trustees' fees	10,193
Custody fee	9,471
Audit fee	21,882
Chief compliance officer expenses	366
Other expenses	23,260
Total Expenses	352,081
Fees waived or expenses reimbursed by investment advisor	(91,577)
Custody earnings credit	(17)
Net Expenses	260,487
Net Investment Income	1,736,878
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts, Credit Default Swap Contracts and Forward Foreign Currency Exchange Contracts
Net realized gain (loss)on:
Investments	830,347
Foreign currency transactions and forward foreign currency exchange contracts	283,546
Credit default swap contracts	(2,973)
Net realized gain	1,110,920
Net change in unrealized appreciation (depreciation) on:
Investments	(283,176)
Foreign currency translations and forward foreign currency exchange contracts	(69,257)
Futures contracts	(5,954)
Credit default swap contracts	2,537
Net change in unrealized appreciation (depreciation)	(355,850)
Net Gain	755,070
Net Increase Resulting from Operations	$2,491,948

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2010	Year Ended December 31, 2009
Operations
Net investment income	$1,736,878	$4,205,902
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	1,110,920	(3,672,637)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts, forward foreign currency exchange contracts and credit default swap contracts	(355,850)	12,344,103
Net increase resulting from operations	2,491,948	12,877,368
Distributions to Shareholders
From net investment income:
Class A	—	(4,129,672)
Class B	—	(3,298,585)
Total distributions to shareholders	—	(7,428,257)
Net Capital Stock Transactions	(7,173,848)	(6,063,776)
Total decrease in net assets	(4,681,900)	(614,665)
Net Assets
Beginning of period	70,529,157	71,143,822
End of period	$65,847,257	$70,529,157
Undistributed net investment income at end of period	$5,623,377	$3,886,499

Capital Stock Activity
	(Unaudited) Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	205,621	$1,802,521	648,775	$5,338,442
Distributions reinvested	—	—	524,070	4,129,672
Redemptions	(680,324)	(5,994,711)	(1,218,633)	(10,165,309)
Net decrease	(474,703)	(4,192,190)	(45,788)	(697,195)
Class B
Subscriptions	115,611	1,013,148	395,608	3,287,427
Distributions reinvested	—	—	420,202	3,298,585
Redemptions	(456,498)	(3,994,806)	(1,449,585)	(11,952,593)
Net decrease	(340,887)	(2,981,658)	(633,775)	(5,366,581)

See Accompanying Notes to Financial Statements.

20

Financial Highlights

Columbia Strategic Income Fund, Variable Series — Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$8.60		$8.01		$9.47	$9.70	$10.12	$9.96
Income from Investment Operations:
Net investment income (b)	0.23		0.51		0.53	0.55	0.59	0.61
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	0.09		1.04		(1.21)	0.01	0.09	(0.45)
Total from investment operations	0.32		1.55		(0.68)	0.56	0.68	0.16
Less Distributions to Shareholders:
From net investment income	—		(0.96)		(0.78)	(0.79)	(1.10)	—
Net Asset Value, End of Period	$8.92		$8.60		$8.01	$9.47	$9.70	$10.12
Total return (c)(d)	3.72	%(e)(f)	20.40	%(e)	(7.81)%	6.07%	7.07%	1.61	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.65	%(h)	0.65%		0.84%	0.82%	0.79%	0.76%
Waiver/Reimbursement	0.27	%(h)	0.25%		—	—	—	—	%(i)
Net investment income (g)	5.17	%(h)	6.11%		5.89%	5.69%	5.92%	6.06%
Portfolio turnover rate (j)	29	%(f)	50%		28%	44%	42%	40%
Net assets, end of period (000s)	$37,014		$39,774		$37,407	$54,416	$65,347	$83,586

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

(j)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

21

Financial Highlights

Columbia Strategic Income Fund, Variable Series — Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006(a)	2005
Net Asset Value, Beginning of Period	$8.56		$7.98	$9.43	$9.67	$10.09	$9.95
Income from Investment Operations:
Net investment income (b)	0.21		0.49	0.51	0.53	0.57	0.58
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	0.10		1.03	(1.19)	—	0.08	(0.44)
Total from investment operations	0.31		1.52	(0.68)	0.53	0.65	0.14
Less Distributions to Shareholders:
From net investment income	—		(0.94)	(0.77)	(0.77)	(1.07)	—
Net Asset Value, End of Period	$8.87		$8.56	$7.98	$9.43	$9.67	$10.09
Total return (c)(d)(e)	3.62	%(f)	20.14%	(7.92)%	5.75%	6.84%	1.41%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.90	%(h)	0.90%	1.00%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.27	%(h)	0.25%	0.09%	0.07%	0.04%	0.01%
Net investment income (g)	4.91	%(h)	5.87%	5.73%	5.50%	5.71%	5.82%
Portfolio turnover rate (i)	29	%(f)	50%	28%	44%	42%	40%
Net assets, end of period (000s)	$28,833		$30,755	$33,737	$52,012	$53,550	$56,507

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective—The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities cash flow and loan performance data. These models also take into account available market data, including trade, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-Backed and Mortgage-Backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the

23

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

24

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no provision is made for federal income taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$7,428,257

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$4,124,012
Unrealized depreciation	(1,044,403)
Net unrealized appreciation	$3,079,609

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$11,028,566
2013	159,225
2014	553,959
2016	2,414,912
2017	6,611,145
$20,767,807

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

25

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the six month period ended June 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Administration Fee—Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in

26

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Previous Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) will not exceed 0.65% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts, credit default swaps and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Credit risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counter party to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Foreign exchange rate risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest rate risk: Interest rate risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

27

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended June 30, 2010, the Fund entered into 115 forward foreign currency exchange contracts.

Credit Default Swaps—The Fund entered into credit default swap transactions as a protection buyer to reduce credit exposure to a given issuer or issuers.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Portfolio versus the benchmark.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Upon entering into a futures contract, the Fund pledges cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

28

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2010.

	Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Forward foreign currency exchange contracts	—	$—	Unrealized depreciation	$38,427
Open credit default swaps	—	—	Unrealized depreciation	4,731
Futures variation margin			Futures variation margin	78	*

*  Includes only current day's variation margin.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2010.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign
	exchange
	rate risk	$318,000	$(56,725)
Credit default swap contracts	Credit risk	(2,973)	2,537
Futures contracts	Interest rate risk	—	(5,954)

Note 7. Portfolio Information

For the six month period ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $19,157,643 and $22,744,551 respectively, of which $15,362 and $919,513, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended June 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shareholder Concentration

As of June 30, 2010, two shareholder accounts owned 88.5% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

29

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

Note 11. Significant Risks and Contingencies

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise

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Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / June 30, 2010 (Unaudited)

Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Board Consideration and Approval of Advisory Agreements

Columbia Strategic Income Fund, Variable Series

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

32

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

33

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or

34

redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

35

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

EXCERPT FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

36

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia Strategic Income Fund, Variable Series

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,980,541	1,716,960	2,130,578	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,106,618	3,839,524	1,881,937	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,856,101,749	842,854,755	0
Rodman L. Drake	30,857,325,187	841,631,317	0
Douglas A. Hacker	30,861,050,794	837,905,710	0
Janet Langford Kelly	30,867,883,192	831,073,312	0
William E. Mayer	30,855,973,262	842,983,242	0
Charles R. Nelson	30,859,400,076	839,556,428	0
John J. Neuhauser	30,863,380,869	835,575,635	0
Jonathon Piel	30,855,679,740	843,276,764	0
Patrick J. Simpson	30,867,354,087	831,602,417	0
Anne-Lee Verville	30,866,624,888	832,331,616	0

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Important Information About This Report

A description of the policies and procedures that Columbia Strategic Income Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively, the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those series that used the services of a subadviser prior to this acquisition, those arrangements continue to be in effect. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Columbia Strategic Income Fund, Variable Series
One Financial Center, Boston, MA 02111-2621

C-1525 A (08/10)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 23, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	August 23, 2010